UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21348

Name of Fund:   BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Muni

Intermediate Duration Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2014

Date of reporting period: 04/30/2014

Item 1 – Report to Stockholders

APRIL 30, 2014

ANNUAL REPORT

BlackRock MuniAssets Fund, Inc. (MUA)

BlackRock MuniEnhanced Fund, Inc. (MEN)

BlackRock MuniHoldings Fund, Inc. (MHD)

BlackRock MuniHoldings Fund II, Inc. (MUH)

BlackRock MuniHoldings Quality Fund, Inc. (MUS)

BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

BlackRock MuniVest Fund II, Inc. (MVT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2014

Shareholder Letter

Dear Shareholder,

Markets have remained highly attuned to potential changes in U.S. monetary policy over the past year. This was markedly evident one year ago in May of 2013 when then-Federal Reserve Chairman Bernanke first mentioned the possibility of reducing (or “tapering”) the central bank’s asset purchase programs — comments that were widely misinterpreted as signaling an end to the Fed’s zero-interest-rate policy. U.S. Treasury yields rose sharply following his comments, triggering a steep sell-off across fixed income markets. (Bond prices move in the opposite direction of yields.) Global equities also suffered as investors feared the implications of a potential end to a program that had greatly supported stocks. Emerging markets, which are more sensitive to changes in global liquidity, were especially hurt by the prospect of ebbing cash flows from the United States. Markets broadly rebounded in late June, however, when the Fed’s tone turned more dovish. At the same time, improving economic indicators and better corporate earnings helped extend gains through most of the summer.

Although the tone of economic and financial news was mixed last autumn, it was a surprisingly positive period for most asset classes. Early on, the Fed defied market expectations with its decision to delay tapering, but higher volatility returned in late September 2013 when the U.S. Treasury Department warned that the national debt would soon breach its statutory maximum. The ensuing political brinksmanship led to a partial government shutdown, roiling global financial markets through the first half of October. Equities and other so-called “risk assets” managed to resume their rally when politicians finally engineered a compromise to reopen the government and extend the debt ceiling.

The remainder of 2013 was a generally positive period for stock markets in the developed world, although investors continued to grapple with uncertainty about when and how much the Fed would scale back on stimulus. When the Fed ultimately announced its tapering plans in mid-December, markets reacted positively, as this action signaled the Fed’s perception of real improvement in the economy, and investors were finally released from the anxiety that had gripped them for quite some time.

The start of the new year brought a stark change in sentiment. Heightened volatility in emerging markets — driven by reduced global liquidity, severe currency weakness, high levels of debt and uneven growth — combined with mixed U.S. economic data caused global equities to weaken in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were encouraged by a one-year extension of the U.S. debt ceiling and market-friendly comments from new Fed Chair Janet Yellen. While U.S. economic data had softened, investors were assuaged by increasing evidence that this was a temporary trend resulting from harsher-than-usual winter weather.

In the final months of the period, signs of decelerating growth in China and geopolitical tensions in Russia and Ukraine made for a bumpy ride, but markets continued their climb as investors focused on improving U.S. economic data, stronger corporate earnings and a still-dovish central bank. Within developed markets, investors shifted from growth to value stocks as the strong performance of growth stocks in 2013 had pushed valuations higher in many of these sectors. Emerging markets also benefited from this broad rotation into cheaper valuations and were further supported by an improving growth outlook for a number of developing countries.

Even though investors were gearing up for a modest shift toward tighter monetary policy from the Fed, equity markets in the developed world posted solid gains for the six- and 12-month periods ended April 30. Emerging markets, however, experienced increased volatility amid heightened risks for the asset class. Interest rate uncertainty posed a headwind for fixed income assets, and higher-quality sectors of the market performed poorly over the reporting period. Conversely, high yield bonds benefited from income-oriented investors’ search for yield in the overall low-rate environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit www.blackrock.com for further insight about investing in today’s world.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

  In a modest global growth environment, expectations around monetary policy changes continued to be a key theme in financial market performance.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.36%	20.44%
U.S. small cap equities (Russell 2000® Index)	3.08	20.50
International equities (MSCI Europe, Australasia, Far East Index)	4.44	13.35
Emerging market equities (MSCI Emerging Markets Index)	(2.98)	(1.84)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.03	0.06
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	0.88	(5.25)
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	1.74	(0.26)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	4.24	0.46
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	4.72	6.28
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2014

Municipal Market Conditions

After a strong start to 2013, the municipal market was upturned as investors reacted to statements issued by the U.S. Federal Reserve in May and June relating to the eventual reduction of its bond-buying stimulus program (which ultimately took effect in January 2014). The prospect of U.S. monetary policy tightening sooner than previously expected led to a sharp rise in interest rates and waning municipal bond performance. (Bond prices fall as rates rise.) Municipal bond mutual funds saw strong outflows through the remainder of 2013, before investors again sought the relative safety of the asset class in the New Year. For the 12-month period ended April 30, 2014, net outflows were approximately $60 billion (based on data from the Investment Company Institute).

High levels of interest rate volatility, particularly on the long-end of the curve resulted in a sharp curtailment of tax-exempt issuance in May of 2013 through the end of the period. However, from a historical perspective, total new issuance for the 12 months ended April 30, 2014 remained relatively strong at $300 billion (but meaningfully lower than the $388 billion issued in the prior 12-month period). A significant portion of new supply during this period was attributable to refinancing activity (roughly 40%) as issuers took advantage of lower interest rates to reduce their borrowing costs.

S&P Municipal Bond Index
Total Returns as of April 30, 2014
6 months : 4.24%
12 months : 0.46%

A Closer Look at Yields

From April 30, 2013 to April 30, 2014, muni yields increased by 65 basis points (“bps”) from 2.84% to 3.49% on AAA-rated 30-year municipal bonds, while increasing 61 bps from 1.69% to 2.30% on 10-year bonds and rising another 49 bps from 0.74% to 1.23% on 5-year issues (as measured by Thomson Municipal Market Data). Overall, the municipal yield curve remained relatively steep over the 12-month period as the spread between 2- and 30-year maturities widened by 59 bps and the spread between 2- and 10-year maturities widened by 55 bps.

During the same time period, U.S. Treasury rates rose by 58 bps on 30-year and 98 bps on 10-year bonds, while moving up 100 bps in 5-years. Accordingly, tax-exempt municipal bonds underperformed Treasuries on the long end of the yield curve as investors sought to reduce interest rate risk later in the period. On the short and intermediate parts of the curve, the outperformance of municipal bonds versus Treasuries was driven largely by a supply/demand imbalance within the municipal market and a rotation from long-duration assets (which are more sensitive to interest rate movements) into short- and intermediate-duration investments (which are less sensitive to interest rate movements). Additionally, municipal bonds benefited from the increased appeal of tax-exempt investing in the new higher tax rate environment. The asset class is known for its lower relative volatility and preservation of principal with an emphasis on income as tax rates rise. The municipal market continues to be an attractive avenue for investors seeking yield in today’s environment. However, opportunities have not been as broad-based as in 2011 and 2012, warranting a more tactical approach going forward.

Financial Conditions of Municipal Issuers Continue to Improve

Following an extended period of nation-wide austerity and de-leveraging as states sought to balance their budgets, 15 consecutive quarters of positive revenue growth coupled with the elimination of more than 750,000 jobs in recent years have put state and local governments in a better financial position. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in a modestly improving economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2014

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which will be based on short-term interest rates, will normally be lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Fund’s financing cost of leverage is significantly lower than the income earned on the Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Fund’s return on assets purchased with leverage proceeds, income to shareholders will be lower than if the Fund had not used leverage. Furthermore, the value of the Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the value of the Fund’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Fund’s NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the net asset value and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, the Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOBs”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940 (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 4 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	5

Fund Summary as of April 30, 2014	BlackRock MuniAssets Fund, Inc.

Fund Overview

BlackRock MuniAssets Fund, Inc.’s (MUA) (the “Fund”) investment objective is to provide high current income exempt from federal income taxes by investing primarily in a portfolio of medium- to lower-grade or unrated municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests at least 65% of its assets in municipal bonds that are rated in the medium to lower categories by nationally recognized rating services (for example, Baa or lower by Moody’s Investors Service, Inc. or BBB or lower by Standard & Poor’s Corporation) or non-rated securities which are of comparable quality. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Fund returned (2.06)% based on market price and 0.47% based on NAV. For the same period, the closed-end Lipper High Yield Municipal Debt Funds category posted an average return of (3.45)% based on market price and 0.09% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from holding unrated and non-investment grade bonds, which exhibited superior performance compared to investment grade bonds during the period. The Fund’s concentrations in project finance, development district and corporate-related debt also had a positive impact on results. The Fund’s more seasoned holdings possessing high coupons generated a high level of income while exhibiting low volatility over the 12-month period.

•

As interest rates moved sharply higher early in the period, the Fund’s duration exposure (sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) Modest exposure to Detroit municipal bonds hurt results. In the beginning of the period, the Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these underperforming securities, but later in the period, purchased a different bond with more attractive characteristics. The Fund’s state and local tax-backed and transportation holdings generally produced negative returns. Additionally, the Fund’s higher quality holdings incurred mild price declines over the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MUA
Initial Offering Date	June 25, 1993
Yield on Closing Market Price as of April 30, 2014 ($12.85)[1]	5.84%
Tax Equivalent Yield[2]	10.32%
Current Monthly Distribution per Common Share[3]	$0.0625
Current Annualized Distribution per Common Share[3]	$0.7500
Economic Leverage as of April 30, 2014[4]	13%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	APRIL 30, 2014

BlackRock MuniAssets Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$12.85	$13.96	(7.95)%	$14.00	$11.13
Net Asset Value	$13.56	$14.36	(5.57)%	$14.39	$12.53

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Health	23%	25%
Transportation	20	21
County/City/Special District/School District	16	15
Corporate	14	14
Utilities	12	12
Tobacco	6	4
Education	5	5
State	4	4

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	—	1%
AA/Aa	21%	20
A	9	11
BBB/Baa	27	28
BB/Ba	7	4
B	9	7
CCC/Caa	—	1
Not Rated[2]	27	28

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $21,133,957, and $22,305,427, each representing 4%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	14%
2015	3
2016	3
2017	5
2018	11

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	7

Fund Summary as of April 30, 2014	BlackRock MuniEnhanced Fund, Inc.

Fund Overview

BlackRock MuniEnhanced Fund, Inc.’s (MEN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal bonds rated investment grade quality at the time of investment and invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Fund returned (4.76)% based on market price and 1.06% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from the accrual of income generated from coupon payments on its municipal bond holdings. Additionally, short positions in U.S. Treasury futures contracts used to manage interest rate risk had a positive impact on the Fund’s performance for the period.

•

The largest detractor from performance was the Fund’s duration exposure (sensitivity to interest rate movements) as tax-exempt municipal rates increased significantly during the first half of the period. (Bond prices fall when rates rise.) During the second half of the period, however, intermediate and long-term rates fell, resulting in less significant rate increases for the overall annual period. The Fund’s exposure to the long-end of the yield curve also detracted from performance, especially in the first half of the period when shorter rates (two to five years) rose less than long rates (twenty years and longer). In the beginning of the period, the Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MEN
Initial Offering Date	March 2, 1989
Yield on Closing Market Price as of April 30, 2014 ($11.27)[1]	6.44%
Tax Equivalent Yield[2]	11.38%
Current Monthly Distribution per Common Share[3]	$0.0605
Current Annualized Distribution per Common Share[3]	$0.7260
Economic Leverage as of April 30, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	APRIL 30, 2014

BlackRock MuniEnhanced Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$11.27	$12.65	(10.91)%	$13.25	$9.96
Net Asset Value	$11.94	$12.63	(5.46)%	$12.67	$10.68

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
County/City/Special District/School District	24%	22%
State	22	20
Transportation	19	24
Utilities	15	14
Education	8	7
Health	8	9
Corporate	2	2
Housing	2	2

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	13%	14%
AA/Aa	58	57
A	25	25
BBB/Baa	4	3
B	—	1

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	5%
2015	7
2016	4
2017	12
2018	11

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	9

Fund Summary as of April 30, 2014	BlackRock MuniHoldings Fund, Inc.

Fund Overview

BlackRock MuniHoldings Fund, Inc.’s (MHD) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the 12-month period ended April 30, 2014, the Fund returned (5.55)% based on market price and (0.15)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As interest rates moved sharply higher early in the period, the Fund’s duration exposure (sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) The Fund’s state and local tax-backed and transportation holdings generally produced slightly negative returns for the period. In the beginning of the period, the Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities during the period. Additionally, the Fund’s holdings of higher quality investment grade bonds generated modestly negative returns.

•

During a period in which interest rates increased in the earlier half and declined in the latter half, the additional income afforded by the Fund’s use of leverage, a persistently low cost of borrowing and the Fund’s emphasis on credit exposure helped mitigate much of the market-related volatility. The Fund benefited from holding unrated as well as low investment grade and non-investment grade bonds, which exhibited superior performance compared to higher quality investment grade bonds during the period. The Fund’s concentrations in education, school district, utilities and corporate-related debt also had a positive impact on results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MHD
Initial Offering Date	May 2, 1997
Yield on Closing Market Price as of April 30, 2014 ($16.01)[1]	6.63%
Tax Equivalent Yield[2]	11.71%
Current Monthly Distribution per Common Share[3]	$0.0885
Current Annualized Distribution per Common Share[3]	$1.0620
Economic Leverage as of April 30, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	APRIL 30, 2014

BlackRock MuniHoldings Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$16.01	$18.20	(12.03)%	$18.21	$14.17
Net Asset Value	$16.85	$18.12	(7.01)%	$18.17	$14.84

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Transportation	22%	22%
Health	19	21
County/City/Special District/School District	13	13
State	13	13
Utilities	10	12
Corporate	10	7
Education	9	9
Tobacco	3	1
Housing	1	2

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	9%	9%
AA/Aa	39	42
A	29	29
BBB/Baa	11	9
BB/Ba	3	1
B	3	3
Not Rated[2]	6	7

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $4,061,128, representing 1%, and $7,320,539, representing 2%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	9%
2015	1
2016	3
2017	5
2018	6

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	11

Fund Summary as of April 30, 2014	BlackRock MuniHoldings Fund II, Inc.

Fund Overview

BlackRock MuniHoldings Fund II, Inc.’s (MUH) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the 12-month period ended April 30, 2014, the Fund returned (4.30)% based on market price and (0.40)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As interest rates moved sharply higher early in the period, the Fund’s duration exposure (sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) The Fund’s state and local tax-backed and transportation holdings generally produced slightly negative returns for the period. In the beginning of the period, the Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities during the period. Additionally, the Fund’s various holdings of mid-tier quality investment grade bonds generated modestly negative returns.

•

During a period in which interest rates increased in the earlier half and declined in the latter half, the additional income afforded by the Fund’s use of leverage, a persistently low cost of borrowing and the Fund’s emphasis on credit exposure helped mitigate much of the market-related volatility. The Fund benefited from holding unrated as well as low investment grade and non-investment grade bonds, which exhibited superior performance compared to higher quality investment grade bonds during the period. The Fund’s concentrations in health care, school district, utilities, project finance and corporate-related debt also had a positive impact on results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUH
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of April 30, 2014 ($14.84)[1]	6.71%
Tax Equivalent Yield[2]	11.86%
Current Monthly Distribution per Common Share[3]	$0.083
Current Annualized Distribution per Common Share[3]	$0.996
Economic Leverage as of April 30, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

12	ANNUAL REPORT	APRIL 30, 2014

BlackRock MuniHoldings Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$14.84	$16.75	(11.40)%	$16.87	$13.06
Net Asset Value	$15.61	$16.93	(7.80)%	$16.98	$13.93

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Health	21%	20%
Transportation	19	21
County/City/Special District/School District	15	17
State	14	15
Utilities	10	10
Education	10	8
Corporate	7	7
Tobacco	3	1
Housing	1	1

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	9%	9%
AA/Aa	43	48
A	26	26
BBB/Baa	11	8
BB/Ba	2	—
B	3	2
CCC/Caa	—	1
Not Rated[2]	6	6

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $15,305,545, representing 6%, and $7,446,854, representing 2%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	8%
2015	1
2016	4
2017	6
2018	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	13

Fund Summary as of April 30, 2014	BlackRock MuniHoldings Quality Fund, Inc.

Fund Overview

BlackRock MuniHoldings Quality Fund, Inc.’s (MUS) (the “Fund”) investment objective is to provide shareholders with current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Fund returned (7.78)% based on market price and (1.07)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund’s longer duration holdings (those with greater sensitivity to interest rate movements) and exposure to the long-end of the yield curve had a negative impact on performance as interest rates moved sharply higher and the municipal yield curve steepened significantly during the first half of the period, with shorter rates (two to five years) increasing less than long rates (twenty years and longer). This especially impacted the Fund’s holdings in the tax-backed, utilities, transportation and education sectors. During the second half of the period, however, intermediate and long-term rates fell, resulting in less significant rate increases for the overall annual period. In the beginning of the period, the Fund’s exposure to Puerto Rico government-related credits was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

•

The Fund benefited from maintaining short positions in U.S. Treasury futures contracts used to manage interest rate risk. Additionally, the Fund’s holdings in pre-refunded bonds with terms of up to five years helped performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUS
Initial Offering Date	May 1, 1998
Yield on Closing Market Price as of April 30, 2014 ($12.88)[1]	6.29%
Tax Equivalent Yield[2]	11.11%
Current Monthly Distribution per Common Share[3]	$0.0675
Current Annualized Distribution per Common Share[3]	$0.8100
Economic Leverage as of April 30, 2014[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

14	ANNUAL REPORT	APRIL 30, 2014

BlackRock MuniHoldings Quality Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$12.88	$14.92	(13.67)%	$15.08	$11.33
Net Asset Value	$14.18	$15.31	(7.38)%	$15.37	$12.67

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Transportation	33%	26%
County/City/Special District/School District	27	27
Utilities	19	17
Health	9	9
State	7	13
Education	2	6
Housing	2	1
Tobacco	1	1
Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	6%	11%
AA/Aa	67	55
A	25	32
BBB/Baa	2	2

[1]	Using the higher of S&P’s or Moody’s ratings.

Call/Maturity Schedule[2]
Calendar Year Ended December 31,
2014	1%
2015	3
2016	4
2017	—
2018	27

[2]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	15

Fund Summary as of April 30, 2014	BlackRock Muni Intermediate Duration Fund, Inc.

Fund Overview

BlackRock Muni Intermediate Duration Fund, Inc.’s (MUI) (the “Fund”) investment objective is to provide common shareholders with high current income exempt from federal income taxes. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). Under normal market conditions, the Fund invests at least 75% of its assets in municipal bonds rated investment grade and invests at least 80% of its assets in municipal bonds with a duration of three to ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•

For the 12-month period ended April 30, 2014, the Fund returned (3.73)% based on market price and 0.50% based on NAV. For the same period, the closed-end Lipper Intermediate Municipal Debt Funds category posted an average return of (1.95)% based on market price and 0.41% based on NAV. All returns reflect reinvestment of dividends and/or distributions. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

The Fund benefited from the accrual of income generated from coupon payments on its municipal bond holdings. Exposure to corporate and health care credits contributed positively to returns as these sectors were among the better performing during the period. While the tobacco sector broadly underperformed the market, the Fund’s select tobacco holdings added to performance. The Fund’s use of 10-year U.S. Treasury futures contracts as a means of managing interest rate risk enhanced results for the period.

•

As interest rates moved sharply higher early in the period, the Fund’s long duration (high sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) Concentrated exposure on the long-end of the yield curve within the Fund’s intermediate duration mandate was detrimental as rates increased more in the long-end than in the short-end of the curve. The Fund’s exposure to the utility sector also had a negative impact on returns. In the beginning of the period, the Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities early in the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MUI
Initial Offering Date	August 1, 2003
Yield on Closing Market Price as of April 30, 2014 ($14.55)[1]	5.65%
Tax Equivalent Yield[2]	9.98%
Current Monthly Distribution per Common Share[3]	$0.0685
Current Annualized Distribution per Common Share[3]	$0.8220
Economic Leverage as of April 30, 2014[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

16	ANNUAL REPORT	APRIL 30, 2014

BlackRock Muni Intermediate Duration Fund, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$14.55	$16.12	(9.74)%	$16.20	$13.04
Net Asset Value	$15.64	$16.60	(5.78)%	$16.64	$14.33

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
County/City/Special District/School District	24%	26%
Transportation	20	13
State	16	18
Health	12	12
Education	9	10
Corporate	8	8
Utilities	7	8
Housing	2	2
Tobacco	2	3

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	3%	4%
AA/Aa	48	53
A	35	29
BBB/Baa	8	6
BB/Ba	1	1
B	1	2
Not Rated[2]	4	5

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013, the market value of these securities was $4,453,656, representing less than 1%, and $8,944,363, representing 1%, respectively, of the Fund’s long-term investment.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	5%
2015	3
2016	5
2017	6
2018	7

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	17

Fund Summary as of April 30, 2014	BlackRock MuniVest Fund II, Inc.

Fund Overview

BlackRock MuniVest Fund II, Inc.’s (MVT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

•

For the 12-month period ended April 30, 2014, the Fund returned (5.74)% based on market price and (0.37)% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of (5.00)% based on market price and (0.78)% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a premium to NAV to a discount by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•

As interest rates moved sharply higher early in the period, the Fund’s duration exposure (sensitivity to interest rate movements) was the most significant detractor from performance. (Bond prices fall when rates rise.) The Fund’s state and local tax-backed and transportation holdings generally produced slightly negative returns for the period. In the beginning of the period, the Fund’s exposure to Puerto Rico government-related credits, although limited, was a detractor from results as credit spreads on these bonds widened materially due to investors’ lack of confidence and a weak local economy. The Fund sold its exposure to these securities during the period. Additionally, the Fund’s various holdings of higher quality investment grade bonds generated modestly negative returns.

•

During a period in which interest rates increased in the earlier half and declined in the latter half, the additional income afforded by the Fund’s use of leverage, a persistently low cost of borrowing and the Fund’s emphasis on credit exposure helped mitigate much of the market-related volatility. The Fund benefited from holding unrated as well as low investment grade and non-investment grade bonds, which exhibited superior performance compared to higher quality investment grade bonds during the period. The Fund’s concentrations in education, health care, project finance and corporate-related debt also had a positive impact on results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MVT
Initial Offering Date	March 29, 1993
Yield on Closing Market Price as of April 30, 2014 ($15.16)[1]	7.01%
Tax Equivalent Yield[2]	12.39%
Current Monthly Distribution per Common Share[3]	$0.0885
Current Annualized Distribution per Common Share[3]	$1.0620
Economic Leverage as of April 30, 2014[4]	39%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]

Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]

Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques used by the Fund, please see The Benefits and Risks of Leveraging on page 5.

18	ANNUAL REPORT	APRIL 30, 2014

BlackRock MuniVest Fund II, Inc.

Market Price and Net Asset Value Per Share Summary

	4/30/14	4/30/13	Change	High	Low
Market Price	$15.16	$17.31	(12.42)%	$17.34	$13.50
Net Asset Value	$15.45	$16.69	(7.43)%	$16.74	$13.70

Market Price and Net Asset Value History For the Past Five Years

Overview of the Fund’s Long-Term Investments

Sector Allocation	4/30/14	4/30/13
Health	21%	20%
Transportation	20	22
State	15	15
Utilities	12	11
County/City/Special District/School District	11	11
Corporate	8	10
Education	8	7
Tobacco	3	2
Housing	2	2

Credit Quality Allocation[1]	4/30/14	4/30/13
AAA/Aaa	8%	9%
AA/Aa	42	46
A	28	25
BBB/Baa	10	10
BB/Ba	3	1
B	3	2
Not Rated[2]	6	7

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2014 and April 30, 2013 the market value of these securities was $4,021,023, representing less than 1%, and $6,940,695, representing 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2014	7%
2015	1
2016	3
2017	8
2018	13

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2014	19

Schedule of Investments April 30, 2014	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.9%
Alabama State Docks Department, Refunding RB, 6.00%, 10/01/40	$2,165	$2,469,702
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.25%, 1/01/17	895	899,896
5.25%, 1/01/19	2,000	2,009,860
5.50%, 1/01/21	1,215	1,215,036
4.75%, 1/01/25	3,145	3,013,099
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/38 (a)	615	373,760
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/42 (a)	535	323,065
Senior Lien, Series A (AGM), 5.00%, 10/01/44	10	10,148
Sub-Lien, Series D, 6.00%, 10/01/42	3,745	3,950,600

		14,265,166
Alaska — 1.2%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,610	1,553,730
5.00%, 6/01/32	1,500	1,195,470
5.00%, 6/01/46	4,000	2,903,840

		5,653,040
Arizona — 2.2%
City of Phoenix Arizona IDA, RB:
Great Hearts Academies — Veritas Project, 6.30%, 7/01/42	500	507,015
Great Hearts Academies — Veritas Project, 6.40%, 7/01/47	425	430,317
Series A, 6.50%, 7/01/34	570	562,379
Series A, 6.75%, 7/01/44	1,000	992,860
City of Show Low Arizona, Special Assessment Bonds, Improvement District No. 5, 6.38%, 1/01/15	50	50,349
County of Maricopa Arizona IDA, RB, Arizona Charter School Project 1, Series A, 6.63%, 7/01/20	865	824,362
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	5,750	5,761,672
University Medical Center Corp. Arizona, RB:
6.25%, 7/01/29	820	903,730
6.50%, 7/01/39	500	551,440

		10,584,124
Municipal Bonds	Par (000)	Value
California — 3.8%
California Pollution Control Financing Authority, RB, County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45 (b)	$1,270	$1,270,279
California School Finance Authority, RB:
Alliance for College Ready Public School — 2023 Union LLC Project, Series A, 6.40%, 7/01/48	1,570	1,637,871
Value Schools, 6.65%, 7/01/33	435	451,904
Value Schools, 6.90%, 7/01/43	975	1,011,796
California Statewide Communities Development Authority, Refunding RB, American Baptist Homes of the West, 6.25%, 10/01/39	2,175	2,319,551
City of Fontana California, Refunding RB, Special Tax Bonds, Community Facilities District No. 22-Sierra, Series H, 6.00%, 9/01/34	2,320	2,330,370
City of San Jose California Hotel Tax, RB, Convention Center Expansion & Renovation Project:
6.50%, 5/01/36	900	1,054,215
6.50%, 5/01/42	2,220	2,594,425
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	375	419,419
County of Riverside California Transportation Commission, RB, Senior Lien, Series A, 5.75%, 6/01/48	2,885	3,035,713
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	2,205	2,153,844

		18,279,387
Colorado — 2.0%
Denver Health & Hospital Authority, RB, Series A (c):
5.00%, 12/01/39	1,100	1,130,316
5.25%, 12/01/45	1,650	1,725,801
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 8.00%, 6/01/14 (d)	4,850	4,882,737
Plaza Metropolitan District No. 1 Colorado, Refunding, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 5.00%, 12/01/40	575	575,811
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,500	1,604,655

		9,919,320

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	AGC	Assured Guaranty Corp.	HFA	Housing Finance Agency
	AGM	Assured Guaranty Municipal Corp.	HRB	Housing Revenue Bonds
	AMBAC	American Municipal Bond Assurance Corp.	HUD	Department of Housing and Urban Development
	AMT	Alternative Minimum Tax (subject to)	IDA	Industrial Development Authority
	ARB	Airport Revenue Bonds	ISD	Independent School District
	BARB	Building Aid Revenue Bonds	LRB	Lease Revenue Bonds
	BHAC	Berkshire Hathaway Assurance Corp.	MRB	Mortgage Revenue Bonds
	CAB	Capital Appreciation Bonds	NPFGC	National Public Finance Guarantee Corp.
	COP	Certificates of Participation	PSF-GTD	Permanent School Fund Guaranteed
	EDA	Economic Development Authority	Radian	Radian Financial Guaranty
	EDC	Economic Development Corp.	RB	Revenue Bonds
	ERB	Education Revenue Bonds	SBPA	Stand-by Bond Purchase Agreements
	GARB	General Airport Revenue Bonds	S/F	Single-Family
	GO	General Obligation Bonds	Syncora	Syncora Guarantee
	HDA	Housing Development Authority	VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Connecticut — 0.3%
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	$1,370	$1,370,356
Delaware — 0.9%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,000	1,070,150
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	3,120	3,183,430

		4,253,580
District of Columbia — 0.9%
District of Columbia, RB, Methodist Home District of Columbia, Series A:
7.38%, 1/01/30	1,665	1,669,812
7.50%, 1/01/39	1,615	1,618,779
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, 6.50%, 5/15/33	1,055	1,129,937

		4,418,528
Florida — 10.7%
Boggy Creek Improvement District, Refunding RB, Special Assessment Bonds, 5.13%, 5/01/43	4,100	4,018,123
County of Collier Florida IDA, Refunding RB, Arlington of Naples Project, Series A, 8.13%, 5/15/44 (b)	2,510	2,578,222
County of Hillsborough Florida IDA, RB, National Gypsum Co. AMT:
Series A, 7.13%, 4/01/30	3,000	3,013,500
Series B, 7.13%, 4/01/30	1,560	1,561,232
County of Palm Beach Florida Health Facilities Authority, RB, Acts Retirement Life Community, 5.50%, 11/15/33	3,500	3,662,050
Greeneway Improvement District, RB, Special Assessment Bonds, 5.13%, 5/01/43	4,090	4,008,323
Harbor Bay Community Development District Florida, Special Assessment Bonds, Series A, 7.00%, 5/01/33	410	411,173
Jacksonville Economic Development Commission, RB, Gerdau Ameristeel U.S. Inc., AMT, 5.30%, 5/01/37	4,500	4,377,600
Jacksonville Economic Development Commission, Refunding RB, Florida Proton Therapy Institute, Series A, 6.00%, 9/01/17	905	1,017,184
Lakewood Ranch Stewardship District, Refunding, Special Assessment Bonds, Lakewood Center & New Sector Projects, 8.00%, 5/01/40	1,485	1,846,731
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	4,550	5,189,957
Midtown Miami Community Development District, Refunding, Special Assessment Bonds (c):
Series A, 5.00%, 5/01/37	850	845,742
Series B, 5.00%, 5/01/37	500	497,495
Midtown Miami Community Development District, Special Assesment Bonds, Series A:
6.00%, 5/01/24	1,085	1,088,776
6.25%, 5/01/37	4,605	4,621,716
Palm Beach County Health Facilities Authority, Refunding RB, Series A, 7.25%, 6/01/34 (c)	500	537,345
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (e)(f)	4,739	1,941,682
Tampa Palms Open Space and Transportation Community Development District, RB, Capital Improvement, Richmond Place Project, 7.50%, 5/01/18	1,075	1,075,892
Tolomato Community Development District, Refunding, CAB Special Assessment Bonds:
Series A-1, 6.65%, 5/01/40	910	919,227
Municipal Bonds	Par (000)	Value
Florida (concluded)
Tolomato Community Development District, Refunding, CAB Special Assessment Bonds (concluded):
Convertible Series A-2, 0.00%, 5/01/39 (a)	$250	$183,010
Convertible Series A-3, 0.00%, 5/01/40 (a)	585	348,894
Convertible Series A-4, 0.00%, 5/01/40 (a)	305	134,624
Tolomato Community Development District (e)(f):
Series 1, 6.65%, 5/01/40	50	50,579
Series 2, 6.65%, 5/01/40	2,110	1,225,615
Series 3, 6.65%, 5/01/40	710	7
Village Community Development District No. 9, Special Assessment Bonds:
6.75%, 5/01/31	1,765	2,105,239
7.00%, 5/01/41	2,865	3,461,264
5.50%, 5/01/42	1,320	1,397,880

		52,119,082
Georgia — 2.0%
City of Atlanta Georgia, Tax Allocation Bonds, Princeton Lakes Project, 5.50%, 1/01/31	1,035	1,043,932
County of Clayton Georgia, Tax Allocation Bonds, Ellenwood Project, 7.50%, 7/01/33	2,755	2,838,339
County of Clayton Georgia Development Authority, Refunding RB, Delta Air Lines, Inc. Project, Series A, 8.75%, 6/01/29	3,365	4,085,850
County of Gainesville & Hall Georgia Development Authority, Refunding RB, Acts Retirement Life Community, Series A-2:
6.38%, 11/15/29	700	780,416
6.63%, 11/15/39	880	966,275

		9,714,812
Guam — 1.5%
Guam Government Waterworks Authority, RB, Water & Wastewater System:
5.25%, 7/01/33	1,450	1,518,657
5.50%, 7/01/43	2,415	2,540,145
Guam Government Waterworks Authority, Refunding RB, Water & Wastewater System, 6.00%, 7/01/25	1,265	1,290,920
Territory of Guam, GO, Series A:
6.00%, 11/15/19	615	664,797
7.00%, 11/15/39	1,115	1,201,636

		7,216,155
Illinois — 4.3%
City of Chicago Board of Education, GO, Series A, 5.25%, 12/01/41	3,450	3,460,523
Illinois Finance Authority, Refunding RB:
CAB, Clare Water Tower, Series B, 0.00%, 5/15/50 (e)(f)(g)	1,214	12
Clare Water Tower, Series A-7, 6.13%, 5/15/41 (e)(f)	3,129	31
Friendship Village of Schaumburg, 7.25%, 2/15/45	4,000	4,150,120
Lutheran Home & Services Obligated Group, 5.63%, 5/15/42	2,395	2,294,889
Primary Health Care Centers Program, 6.60%, 7/01/24	1,175	1,175,776
Roosevelt University Project, 6.50%, 4/01/44	4,170	4,315,575
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,400	1,631,560
6.00%, 6/01/28	710	823,898
Village of Lincolnshire Illinois, Special Tax Bonds, Sedgebrook Project, 6.25%, 3/01/34	1,800	1,834,578
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,420	1,420,312

		21,107,274

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	21

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana — 1.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	$825	$884,821
7.00%, 1/01/44	2,000	2,158,600
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT:
5.00%, 7/01/44	470	474,583
5.00%, 7/01/48	1,555	1,575,448

		5,093,452
Iowa — 2.8%
Iowa Finance Authority, Refunding RB:
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.50%, 12/01/22	4,090	4,155,971
Midwestern Disaster Area, Iowa Fertilizer Co. Project, 5.25%, 12/01/25	2,190	2,189,146
Sunrise Retirement Community Project, 5.50%, 9/01/37	1,355	1,237,142
Sunrise Retirement Community Project, 5.75%, 9/01/43	2,115	1,937,721
Iowa Tobacco Settlement Authority, Refunding RB, Series C, 5.38%, 6/01/38	4,900	4,225,319

		13,745,299
Kentucky — 0.9%
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing, First Tier, Series A, 5.75%, 7/01/49	4,000	4,325,160
Louisiana — 2.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	5,000	5,548,750
Louisiana Public Facilities Authority, RB, Belle Chasse Educational Foundation Project, 6.75%, 5/01/41	1,855	2,003,901
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.25%, 5/15/35	5,570	5,845,715

		13,398,366
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Maine General Medical Center, 6.75%, 7/01/41	2,955	3,191,075
Maryland — 2.5%
County of Frederick Maryland, RB, Jefferson Technology Park Project, Series B, 7.13%, 7/01/43	2,840	3,034,114
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	3,615	3,765,782
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	4,785	5,119,423

		11,919,319
Massachusetts — 1.0%
Massachusetts Development Finance Agency, RB, Series A:
Foxborough Regional Charter School, 7.00%, 7/01/42	1,025	1,139,472
North Hill Communities Issue, 6.50%, 11/15/43	2,020	2,042,806
Massachusetts Development Finance Agency, Refunding RB:
Eastern Nazarene College, 5.63%, 4/01/19	25	25,005
Eastern Nazarene College, 5.63%, 4/01/29	80	80,038
Tufts Medical Center, Series I, 6.75%, 1/01/36	1,490	1,731,470

		5,018,791
Municipal Bonds	Par (000)	Value
Michigan — 2.7%
City of Detroit Michigan, GO, Taxable Capital Improvement Limited Tax (e)(f):
Series A-1, 5.00%, 4/01/16	$650	$175,487
Series A-2, 8.00%, 4/01/15	3,185	859,886
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	1,610	1,553,972
5.25%, 7/01/39	2,785	2,708,970
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, Series V, 8.25%, 9/01/18 (d)	6,310	7,739,341

		13,037,656
Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,785	2,106,800
Missouri — 0.5%
Kirkwood IDA Missouri, RB, Aberdeen Heights, Series A, 8.25%, 5/15/39	2,315	2,637,132
New Jersey — 5.1%
New Jersey EDA, RB:
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	2,250	2,573,618
Patterson Charter School for Science and Technology, Inc. Project, Series A, 6.10%, 7/01/44	1,085	1,115,781
Team Academy Charter School Project, 6.00%, 10/01/43	1,530	1,585,570
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	2,155	2,268,547
New Jersey EDA, Refunding RB, Newark Airport Marriott Hotel, 7.00%, 10/01/14	4,000	4,070,000
New Jersey Health Care Facilities Financing Authority, Refunding RB:
St. Barnabas Health Care System, Series A, 5.63%, 7/01/37	2,650	2,847,584
St. Joseph’s Healthcare System, 6.63%, 7/01/38	4,090	4,352,782
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A:
4.63%, 6/01/26	2,000	1,760,400
5.00%, 6/01/29	5,000	4,270,450

		24,844,732
New Mexico — 0.5%
New Mexico Hospital Equipment Loan Council, Refunding RB, Gerald Champion Regional Medical Center Project, 5.50%, 7/01/42	2,970	2,547,458
New York — 4.2%
City of New York New York Industrial Development Agency, RB:
American Airlines, Inc., JFK International Airport, AMT, 8.00%, 8/01/28 (h)	1,765	1,951,790
British Airways PLC Project, AMT, 7.63%, 12/01/32	4,130	4,151,022
Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/24	610	603,198
Special Needs Facilities Pooled Program, Series C-1, 6.63%, 7/01/29	1,100	1,060,092
County of Chautauqua New York Industrial Development Agency, RB, NRG Dunkirk Power Project, 5.88%, 4/01/42	3,695	3,892,313
County of Dutchess New York IDA, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29 (e)(f)	1,400	1,273,860

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Dutchess County Industrial Development Agency New York, RB, St. Francis Hospital, Series B, 7.50%, 3/01/29	$1,000	$909,900
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	2,000	2,395,020
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,270	1,381,277
Niagara Area Development Corp., Refunding RB, Solid Waste Disposal Facility, Covanta Energy Project, Series A, AMT, 5.25%, 11/01/42	1,335	1,342,196
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8, 6.00%, 12/01/36	1,340	1,473,826

		20,434,494
North Carolina — 1.6%
North Carolina Medical Care Commission, Refunding RB, First Mortgage Series A:
Deerfield Project, 6.13%, 11/01/38	4,565	4,953,299
Retirement Facilities Whitestone Project, 7.75%, 3/01/31	1,000	1,114,310
Retirement Facilities Whitestone Project, 7.75%, 3/01/41	1,420	1,562,511

		7,630,120
North Dakota — 0.5%
City of Williston North Dakota, RB, Eagle Crest Apartments LLC Project, 7.75%, 9/01/38	2,155	2,204,867
Ohio — 2.7%
Buckeye Tobacco Settlement Financing Authority, RB, Asset-Backed Bonds, Series A-2:
5.75%, 6/01/34	6,745	5,514,914
6.00%, 6/01/42	3,040	2,483,011
State of Ohio, RB, Ford Motor Co. Project, AMT, 5.75%, 4/01/35	4,880	4,952,517

		12,950,442
Oklahoma — 0.3%
Oklahoma Development Finance Authority, Refunding RB, Inverness Village Community, 6.00%, 1/01/32	1,305	1,332,992
Pennsylvania — 6.1%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A:
5.00%, 5/01/35	1,815	1,832,878
5.00%, 5/01/42	4,170	4,175,463
City of Philadelphia Pennsylvania Hospitals & Higher Education Facilities Authority, RB, Series A, 5.63%, 7/01/36	2,000	1,963,800
City of Philadelphia Pennsylvania Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	8,000	8,021,680
County of Cumberland Pennsylvania Municipal Authority, Refunding RB, Diakon Lutheran, 6.38%, 1/01/39	6,165	6,633,047
County of Lancaster Pennsylvania Hospital Authority, Refunding RB, Brethren Village Project, Series A, 6.25%, 7/01/26	1,160	1,215,935
County of Lehigh Pennsylvania General Purpose Authority, Refunding RB, Bible Fellowship Church Homes, 5.13%, 7/01/32	2,705	2,500,664
County of Northampton Pennsylvania IDA, Tax Allocation Bonds, 7.00%, 7/01/32	2,110	2,192,691
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	1,250	1,250,187

		29,786,345
Municipal Bonds	Par (000)	Value
Puerto Rico — 1.1%
Commonwealth of Puerto Rico, GO, Refunding Series A, 8.00%, 7/01/35	$6,000	$5,550,120
Rhode Island — 0.6%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,190	3,070,851
Texas — 12.5%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (e)(f)	5,080	139,700
Central Texas Regional Mobility Authority, Refunding RB:
CAB, 0.00%, 1/01/28 (g)	1,000	515,960
CAB, 0.00%, 1/01/29 (g)	2,000	973,340
CAB, 0.00%, 1/01/30 (g)	1,170	536,363
CAB, 0.00%, 1/01/33 (g)	3,690	1,397,219
CAB, 0.00%, 1/01/34 (g)	4,000	1,407,840
Senior Lien, 5.75%, 1/01/25	675	736,135
Senior Lien, 6.25%, 1/01/46	2,210	2,418,558
Sub-Lien, 5.00%, 1/01/42	330	320,823
City of Houston Texas Airport System, RB, Special Facilities Continental Airlines, Inc. AMT:
Series A, 6.63%, 7/15/38	2,890	3,142,788
Series E, 6.75%, 7/01/21	4,550	4,551,319
Clifton Higher Education Finance Corp., ERB, Idea Public Schools:
5.50%, 8/15/31	955	1,019,854
5.75%, 8/15/41	720	773,050
Clifton Higher Education Finance Corp., Refunding RB, Uplift Education, Series A, 4.40%, 12/01/47	810	732,491
County of Bexar Texas Health Facilities Development Corp., RB, Army Retirement Residence Project, 6.20%, 7/01/45	5,040	5,446,022
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	475	504,056
County of Harris Texas-Houston Sports Authority, Refunding RB, CAB, Senior Lien, Series A (NPFGC), 0.00%, 11/15/38 (g)	10,000	2,345,200
County of Matagorda Texas Navigation District No. 1, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	2,090	2,366,361
County of Tarrant Texas Cultural Education Facilities Finance Corp., RB, Series A:
CC Young Memorial Home, 8.00%, 2/15/38	1,745	1,917,860
Senior Living Center Project, 8.25%, 11/15/44	4,200	3,418,842
County of Travis Texas Health Facilities Development Corp., Refunding RB, 7.13%, 1/01/46	3,080	3,222,234
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	860	954,746
New Hope Cultural Education Facilities Corp., RB, Stephenville Tarleton St.:
5.88%, 4/01/36	1,210	1,241,581
6.00%, 4/01/45	1,845	1,887,066
North Texas Education Finance Corp., ERB, Uplift Education, Series A, 5.25%, 12/01/47	1,600	1,653,120
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (g)	2,110	589,893
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	4,425	4,740,502
Red River Health Facilities Development Corp., First MRB Project:
Eden Home, Inc., 7.25%, 12/15/42	2,895	2,940,191
Wichita Falls Retirement Foundation, 5.13%, 1/01/41	900	817,704

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	23

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas (concluded)
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	$3,775	$4,377,037
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,424,260

		60,512,115
Utah — 0.6%
State of Utah Charter School Finance Authority, Refunding RB, 6.75%, 10/15/43	2,950	3,078,001
Vermont — 0.2%
Vermont EDA, Refunding, MRB, Wake Robin Corp. Project, 5.40%, 5/01/33	770	780,680
Virginia — 3.0%
County of Fairfax Virginia EDA, Refunding RB:
Goodwin House, Inc., 5.13%, 10/01/42	2,500	2,550,500
Vinson Hall LLC, Series A, 5.00%, 12/01/42	1,330	1,306,113
Mosaic District Community Development Authority, Special Assessment, Series A:
6.63%, 3/01/26	1,485	1,667,893
6.88%, 3/01/36	1,300	1,470,872
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OpCo LLC Project, AMT, 6.00%, 1/01/37	6,805	7,379,682

		14,375,060
Washington — 0.6%
County of King Washington Public Hospital District No. 4, GO, Refunding, Snoqualmie Valley Hospital, 7.00%, 12/01/40	1,455	1,527,182
Greater Wenatchee Regional Events Center Public Facilities District, Refunding RB, Series A, 5.50%, 9/01/42	1,495	1,498,349

		3,025,531
Wisconsin — 0.3%
Wisconsin Health & Educational Facilities Authority, Refunding RB, St. Johns Communities, Inc., Series A:
7.25%, 9/15/29	425	476,871
7.63%, 9/15/39	855	963,431

		1,440,302
Total Municipal Bonds — 88.0%		426,937,984

Municipal Bonds Transferred to Tender Option Bond Trusts (i)
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Sisters of Leavenworth Health System, Series A, 5.00%, 1/01/40	11,475	11,974,392

Municipal Bonds Transferred to Tender Option Bond Trusts (i)	Par (000)	Value
District of Columbia — 1.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (j)	$6,679	$7,660,417
Florida — 3.4%
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A, AMT (AGC), 5.25%, 10/01/33	15,000	16,466,400
Illinois — 3.0%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series A (NPFGC), 5.00%, 1/01/33 (j)	6,510	6,783,550
Illinois Finance Authority, RB, The Carle Foundation, Series A (AGM), 6.00%, 8/15/41	7,180	8,099,327

		14,882,877
New York — 13.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Fiscal 2013, Series C, 5.00%, 6/15/47	14,181	15,199,577
Series EE, 5.50%, 6/15/43	7,605	8,764,154
Series HH, 5.00%, 6/15/31 (j)	8,609	9,645,683
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (j)	4,520	5,018,927
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	18,105	19,541,813
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (j)	6,600	7,300,194

		65,470,348
Washington — 1.8%
City of Bellingham Washington, RB, Water & Sewer, 5.00%, 8/01/40	7,966	8,614,167
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 25.7%		125,068,601
Total Long-Term Investments (Cost — $535,933,435) — 113.7%		552,006,585

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (k)(l)	259,703	259,703
Total Short-Term Securities (Cost — $259,703) — 0.1%		259,703
Total Investments (Cost — $536,193,138) — 113.8%		552,266,288
Liabilities in Excess of Other Assets — 0.9%		4,212,036
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (14.7)%		(71,158,949)

Net Assets Applicable to Common Shares — 100.0%		$485,319,375

Notes to Schedule of investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniAssets Fund, Inc. (MUA)

(c)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup Global Markets, Inc.	$845,742	$23,928
FMSC FMS Bond, Inc.	$497,495	$14,075
Piper Jaffray & Co.	$2,856,117	$22,451
SIMS HERBERT	$537,345	$37,345

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Zero-coupon bond.

(h)	Variable rate security. Rate shown is as of report date.

(i)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(j)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from January 1, 2015 to November 15, 2019 is $21,570,076.

(k)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act 1940, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	9,209,652	(8,949,949)	259,703	$898

(l)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(500)	10-Year US Treasury Note	Chicago Board of Trade	June 2014	$62,210,938	$(111,475)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$552,006,585	—	$552,006,585
Short-Term Securities	$259,703	—	—	259,703

Total	$259,703	$552,006,585	—	$552,266,288

[1] See above Schedule of Investments for values in each state or political subdivision.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	25

Schedule of Investments (concluded)	BlackRock MuniAssets Fund, Inc. (MUA)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(111,475)	—	—	$(111,475)

[2]   Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$683,000	—	—	$683,000
Liabilities:
TOB trust certificates	—	$(71,144,505)	—	(71,144,505)

Total	$683,000	$(71,144,505)	—	$(70,461,505)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments April 30, 2014	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.4%
County of Jefferson Alabama, RB, Limited Obligation Schools, Series A:
5.50%, 1/01/22	$2,750	$2,750,303
4.75%, 1/01/25	2,200	2,107,732

		4,858,035
Alaska — 0.8%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	400	423,000
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	990	1,090,495
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/28	1,200	1,443,540

		2,957,035
Arizona — 1.4%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,300	1,354,275
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	2,700	2,961,819
5.00%, 10/01/29	400	435,140

		4,751,234
California — 19.1%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC):
5.40%, 10/01/24	10,185	10,988,087
5.45%, 10/01/25	3,700	3,982,421
Anaheim Public Financing Authority California, RB, Senior, Public Improvements Project, Series A (AGM), 6.00%, 9/01/24	5,000	5,915,450
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC), 0.00%, 8/01/37 (a)	2,400	708,768
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	550	633,138
Sutter Health, Series B, 5.88%, 8/15/31	1,200	1,423,944
California Health Facilities Financing Authority, Refunding RB, Saint Joseph’s Health System, Series A, 5.00%, 7/01/37	1,090	1,177,265
California State Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	710	758,010
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	1,480	1,573,373
City of Redding California, COP, Refunding, Series A (AGM), 5.00%, 6/01/30	1,420	1,572,948
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	850	945,217
County of Orange California Sanitation District, COP, Series B (AGM):
5.00%, 2/01/30	1,500	1,651,785
5.00%, 2/01/31	900	984,141
County of San Joaquin California Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	2,175	2,628,901
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,300	1,440,907
Municipal Bonds	Par (000)	Value
California (concluded)
Mount San Antonio Community College District, GO, Refunding, CAB, Election of 2008, Series A, 6.25%, 8/01/43 (b)	$2,500	$1,359,925
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2008, Series B, 0.00%, 8/01/36 (a)	3,750	1,285,350
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 0.00%, 8/01/38 (a)	5,000	1,534,300
San Diego California Unified School District, GO, Refunding, CAB, Series R-1 (a):
0.00%, 7/01/30	5,000	2,461,950
0.00%, 7/01/31	1,280	593,190
San Diego California Unified School District, GO, CAB, Election of 2008, Series G (a):
Series C, 0.00%, 7/01/38	1,600	491,904
Series G, 0.00%, 7/01/34	650	229,132
Series G, 0.00%, 7/01/35	690	228,418
Series G, 0.00%, 7/01/36	1,035	322,392
Series G, 0.00%, 7/01/37	690	202,301
San Diego Community College District California, GO, CAB, Election of 2006 (a):
0.00%, 8/01/31	2,145	907,228
0.00%, 8/01/32	2,680	1,051,096
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	700	760,165
5.00%, 8/01/38	600	644,838
San Mateo County Community College District, GO, CAB, Election of 2001, Series C (NPFGC), 0.00%, 9/01/30 (a)	12,740	6,735,256
State of California, GO, Refunding, Various Purpose:
5.00%, 2/01/38	2,500	2,692,725
5.00%, 10/01/41	1,000	1,068,920
State of California, GO, Various Purpose, 5.00%, 4/01/42	1,000	1,072,180
Walnut Valley Unified School District, GO, CAB, Election of 2007, Series B, 0.00%, 8/01/36 (a)	5,500	1,889,690
West Basin Municipal Water District California, COP, Refunding, Series B (AGC), 5.00%, 8/01/30	5,035	5,555,821

		67,471,136
Colorado — 0.6%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	2,000	2,181,560
District of Columbia — 1.6%
District of Columbia, RB, Series B-1 (NPFGC), 5.00%, 2/01/31	5,480	5,556,665
Florida — 10.0%
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	850	952,595
County of Collier Florida School Board, COP, (AGM), 5.00%, 2/15/16 (c)	3,000	3,249,060
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	2,625	2,848,755
County of Highlands Florida Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,450	1,686,132
County of Hillsborough Florida Aviation Authority, RB, Series A, AMT (AGC), 5.38%, 10/01/33	4,050	4,450,059
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	960	1,081,680
5.38%, 10/01/32	3,160	3,387,867

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	27

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 5.75%, 7/01/33	$1,400	$1,590,078
County of Miami-Dade Florida, RB, Seaport:
Series A, 6.00%, 10/01/38	2,025	2,324,761
Series B, AMT, 6.00%, 10/01/30	640	737,440
Series B, AMT, 6.25%, 10/01/38	415	472,291
Series B, AMT, 6.00%, 10/01/42	660	737,451
County of Miami-Dade Florida, Refunding RB, Special Obligation, Sub-Series B, 5.00%, 10/01/37	710	739,174
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A, AMT (AGC), 5.00%, 10/01/40	3,900	3,948,711
County of Miami-Dade Florida Aviation Revenue, Refunding RB, AMT, 5.00%, 10/01/34	190	200,904
County of Palm Beach Florida Solid Waste Authority, Refunding RB, 5.00%, 10/01/31	2,000	2,155,180
County of Sarasota Florida Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	275	290,018
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	2,000	2,235,500
5.38%, 10/01/29	1,050	1,185,660
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,000	1,099,310

		35,372,626
Georgia — 6.8%
City of Atlanta Georgia Department of Aviation, Refunding GARB, Series B (AGM), 5.25%, 7/01/14 (c)	12,355	12,461,747
County of Burke Georgia Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,150	1,220,311
Municipal Electric Authority of Georgia, Refunding RB, Series EE (AMBAC), 7.00%, 1/01/25	7,475	10,162,786

		23,844,844
Illinois — 23.3%
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.75%, 1/01/39	5,110	5,578,638
Series B-2, AMT (Syncora), 6.00%, 1/01/29	1,460	1,466,351
City of Chicago Illinois, GO, Refunding, Series A, 5.25%, 1/01/33	2,700	2,788,695
City of Chicago Illinois, GO:
Series A, 5.25%, 1/01/35	400	407,628
Refunding Series A, 5.00%, 1/01/34	5,750	5,815,550
City of Chicago Illinois, Refunding RB, Sales Tax Receipts, Series A, 5.00%, 1/01/41	3,425	3,512,474
City of Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	2,225	2,287,344
City of Chicago Illinois Park District, GO, Harbor Facilities, Series C, 5.25%, 1/01/40	550	578,683
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	595	639,203
County of Cook Illinois Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	285	304,591
County of Cook Illinois Forest Preserve District, GO, Series C, 5.00%, 12/15/37	330	350,566
Illinois Finance Authority, RB, Carle Foundation, Series A:
5.75%, 8/15/34	650	719,550
6.00%, 8/15/41	1,000	1,124,000
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Illinois HDA, RB, Liberty Arms Senior Apartments, Series D, AMT (AMBAC), 4.88%, 7/01/47	$2,155	$2,135,605
Illinois Municipal Electric Agency, RB, Series A (NPFGC), 5.25%, 2/01/35	1,000	1,076,470
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	17,620	18,589,805
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, GO, Refunding, 5.25%, 1/01/33	9,145	9,781,309
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Explosion Project, Series A (NPFGC) (a):
0.00%, 12/15/26	5,000	3,000,650
0.00%, 12/15/33	9,950	3,855,326
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project, Series B:
CAB (AGM), 0.00%, 6/15/44 (a)	3,450	688,896
4.25%, 6/15/42	4,000	3,926,880
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	675	783,283
Regional Transportation Authority, RB, Series A (AMBAC), 7.20%, 11/01/20	7,290	8,503,858
State of Illinois, GO:
5.25%, 2/01/33	830	890,847
5.50%, 7/01/33	820	898,425
5.25%, 2/01/34	830	887,436
5.50%, 7/01/38	445	485,437
University of Illinois, RB, Auxiliary Facilities System, Series A, 5.00%, 4/01/39	905	971,572

		82,049,072
Indiana — 1.5%
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,100	1,209,703
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/40	890	905,006
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	515	520,021
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC):
5.25%, 1/01/29	600	654,288
5.50%, 1/01/38	1,825	1,962,970

		5,251,988
Iowa — 3.7%
Iowa Finance Authority, RB, Iowa Health Facilities, Series A (AGC), 5.63%, 8/15/37	5,725	6,451,903
Iowa Student Loan Liquidity Corp., RB, Senior Series A-2, AMT:
5.60%, 12/01/26	3,030	3,202,195
5.70%, 12/01/27	1,375	1,447,490
5.80%, 12/01/29	930	972,864
5.85%, 12/01/30	970	1,012,767

		13,087,219
Louisiana — 1.2%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, East Baton Rouge Sewerage Commission Projects, Sub-Lien, Series A:
5.00%, 2/01/43	1,420	1,515,268
4.00%, 2/01/48	1,420	1,305,108

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	$1,250	$1,409,600

		4,229,976
Massachusetts — 4.3%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,150	1,172,655
Massachusetts School Building Authority, RB, Dedicated Sales Tax Series A:
Senior, 5.00%, 5/15/43	1,280	1,408,934
(AGM), 5.00%, 8/15/15 (c)	230	244,205
(AGM), 5.00%, 8/15/15 (c)	8,855	9,401,885
(AGM), 5.00%, 8/15/30	85	89,604
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	2,700	2,971,863

		15,289,146
Michigan — 2.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB:
2nd Lien, Series E (BHAC), 5.75%, 7/01/31	2,500	2,559,100
Senior Lien, Series B (AGM), 7.50%, 7/01/33	500	542,470
City of Detroit Michigan Water Supply System, RB, 2nd Lien, Series B (AGM):
6.25%, 7/01/36	400	404,452
7.00%, 7/01/36	200	213,394
City of Lansing Michigan, RB, Board of Water & Light Utilities System, Series A, 5.50%, 7/01/41	1,700	1,926,525
State of Michigan Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	145	159,117
Series I-A, 5.38%, 10/15/41	700	766,248
Series II-A (AGM), 5.25%, 10/15/36	900	979,173
State of Michigan HDA, RB, Series C, AMT, 5.50%, 12/01/28	890	935,960
Western Michigan University, Refunding RB (AGM), 5.00%, 11/15/39	380	404,920

		8,891,359
Minnesota — 0.8%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,500	2,933,425
Nebraska — 1.7%
Central Plains Nebraska Energy Project, RB, Gas Project No. 3:
5.00%, 9/01/32	5,000	5,235,600
5.25%, 9/01/37	750	793,500

		6,029,100
Nevada — 1.6%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	850	982,320
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A:
5.25%, 7/01/42	500	534,270
(AGM), 5.25%, 7/01/39	3,800	4,076,450
County of Clark Nevada, RB, Southwest Gas Corp. Project, Series A, AMT (NPFGC), 4.75%, 9/01/36	75	75,077

		5,668,117
Municipal Bonds	Par (000)	Value
New Jersey — 8.2%
New Jersey EDA, RB:
The Goethals Bridge Replacement Project, AMT, 5.38%, 1/01/43	$895	$942,158
The Goethals Bridge Replacement Project, AMT, 5.13%, 1/01/34	685	718,606
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	3,125	3,149,312
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	7,800	7,860,684
School Facilities Construction (AGC), 6.00%, 12/15/18 (c)	655	797,724
School Facilities Construction (AGC), 6.00%, 12/15/34	1,345	1,552,493
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/26	600	656,616
5.75%, 12/01/27	3,870	4,283,858
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,230	1,220,406
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.25%, 6/15/33	1,460	1,619,520
Transportation Program, Series AA, 5.50%, 6/15/39	1,150	1,283,538
Transportation System, CAB, Series A, 0.00%, 12/15/29 (a)	4,360	2,129,206
Transportation System, Series A, 5.50%, 6/15/41	2,000	2,198,600
Rutgers — The State University of New Jersey, Refunding RB, Series L, 5.00%, 5/01/43	475	520,011

		28,932,732
New York — 5.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Second General Resolution, Fiscal 2012, Series BB, 5.25%, 6/15/44	1,425	1,552,723
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	1,600	1,828,384
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/34	2,750	3,146,495
City of New York New York Transitional Finance Authority, Refunding RB, Future Tax Secured, Series B, 5.00%, 11/01/32	1,480	1,651,265
County of Erie New York Industrial Development Agency, RB, City School District of Buffalo, Series A (AGM), 5.75%, 5/01/28	1,500	1,684,005
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	700	777,329
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	4,000	4,790,040
State of New York Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,200	1,396,356
State of New York HFA, RB, Affordable Housing, Series B, AMT, 5.30%, 11/01/37	2,500	2,558,450

		19,385,047
Ohio — 1.1%
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	530	630,716
State of Ohio Turnpike Commission, RB, CAB, Junior Lien, Infrastructure Projects, Series A-2, 0.00%, 2/15/37 (a)	10,000	3,273,700

		3,904,416

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	29

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Pennsylvania — 2.0%
Commonwealth Financing Authority, RB, Series B, 5.00%, 6/01/42	$2,000	$2,101,660
Pennsylvania Turnpike Commission, RB:
Series A, 5.00%, 12/01/38	620	671,944
Series C, 5.50%, 12/01/33	555	629,714
Sub-Series A, 5.00%, 12/01/43	2,270	2,413,146
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	575	662,900
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	400	436,356

		6,915,720
South Carolina — 4.3%
Charleston Educational Excellence Finance Corp., RB (AGC) (c):
5.25%, 12/01/15	3,120	3,366,418
5.25%, 12/01/15	2,765	2,983,380
5.25%, 12/01/15	1,010	1,089,770
South Carolina Jobs EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	115	131,226
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,000	3,281,730
State of South Carolina Public Service Authority, RB, Santee Cooper, Series E, 5.50%, 12/01/53	745	825,229
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper:
Series A, 5.50%, 1/01/38	1,000	1,123,430
Series B, 5.00%, 12/01/38	2,080	2,230,488

		15,031,671
Tennessee — 2.2%
Memphis Center City Revenue Finance Corp., RB, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	1,730	1,930,680
Metropolitan Government of Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Vanderbilt University, Series B, 5.50%, 10/01/29	5,000	5,832,950

		7,763,630
Texas — 12.2%
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC):
6.00%, 11/15/35	2,100	2,453,640
5.38%, 11/15/38	1,350	1,471,905
City of San Antonio Texas Public Service Board, RB, Junior Lien, 5.00%, 2/01/38	575	626,382
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A, 0.00%, 9/15/36 (a)	2,130	749,760
County of Tarrant Texas Cultural Education Facilities Finance Corp., Refunding RB, Cook Children’s Medical Center, 5.25%, 12/01/39	750	831,578
Dallas-Fort Worth International Airport, ARB, Joint Improvement AMT:
Series D, 5.00%, 11/01/38	1,975	2,037,291
Series D, 5.00%, 11/01/42	1,500	1,546,350
Series H, 5.00%, 11/01/32	3,000	3,155,070
Dallas-Fort Worth International Airport, Refunding ARB, Series F, 5.25%, 11/01/33	975	1,094,321
Mansfield Texas ISD, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,725	1,912,835
North Texas Tollway Authority, Refunding RB, 1st Tier System:
Series A, 6.00%, 1/01/28	2,795	3,232,837
Series A (NPFGC), 5.75%, 1/01/40	1,600	1,771,104
Series K-1 (AGC), 5.75%, 1/01/38	3,800	4,310,454
Series K-2 (AGC), 6.00%, 1/01/38	4,015	4,605,727
Municipal Bonds	Par (000)	Value
Texas (concluded)
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project, CAB (a):
0.00%, 9/15/35	$4,990	$1,780,332
0.00%, 9/15/36	11,525	3,867,329
0.00%, 9/15/37	8,245	2,603,689
Texas Municipal Gas Acquisition & Supply Corp. III, RB:
5.00%, 12/15/31	1,190	1,227,794
5.00%, 12/15/32	1,000	1,028,880
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, 1st Tier, Series A, 5.00%, 8/15/41	2,750	2,824,937

		43,132,215
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,600	1,750,720
Washington Health Care Facilities Authority, RB, Providence Health & Services, Series A:
5.00%, 10/01/39	525	548,751
5.25%, 10/01/39	625	665,119

		2,964,590
Wisconsin — 0.4%
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,375	1,509,020
Total Municipal Bonds — 119.0%		419,961,578

Municipal Bonds Transferred to Tender Option Bond Trusts (d)
Arizona — 0.8%
City of Phoenix Arizona Civic Improvement Corp., Refunding RB, Water System, Junior Lien, Series A, 5.00%, 7/01/34	1,200	1,341,888
Salt River Project Agricultural Improvement & Power District, RB, Electric System, Series A, 5.00%, 1/01/38	1,500	1,638,435

		2,980,323
California — 2.7%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/37	1,999	2,201,286
County of San Diego California Water Authority, COP, Refunding, Series A (AGM), 5.00%, 5/01/33	2,810	3,124,804
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,500	2,770,975
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	404	464,074
University of California, RB, Series O, 5.75%, 5/15/34	840	978,947

		9,540,086
Colorado — 2.4%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A:
5.50%, 7/01/34 (e)	900	1,020,334
5.00%, 2/01/41	7,001	7,331,597

		8,351,931

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (e)	$1,005	$1,179,290
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (e)	1,780	2,041,250
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	2,530	2,764,076

		5,984,616
Florida — 11.4%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (e)	4,000	4,364,320
5.00%, 10/01/37	7,500	8,039,175
County of Miami-Dade Florida, Refunding RB, Transit System Sales Surtax, 5.00%, 7/01/42	4,480	4,786,119
County of Miami-Dade Florida School Board, COP, Refunding, Series B (AGC), 5.00%, 5/01/33	10,000	10,713,700
County of Miami-Dade Florida Water & Sewer System, RB (AGM), 5.00%, 10/01/39	4,621	4,898,580
County of Orange Florida School Board, COP, Series A:
(NPFGC), 5.00%, 8/01/31	2,000	2,133,400
(AGC), 5.50%, 8/01/34	3,544	3,875,711
State of Florida Board of Education, GO, Series D, 5.00%, 6/01/37 (e)	1,349	1,493,795

		40,304,800
Illinois — 3.3%
City of Chicago Illinois, RB, Motor Fuel Tax Project, Series A (AGC), 5.00%, 1/01/38	2,000	2,027,960
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	270	280,581
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (e)	4,399	4,875,526
State of Illinois Toll Highway Authority, RB:
Senior Priority, Series B, 5.50%, 1/01/33	1,880	2,089,444
Series A, 5.00%, 1/01/38	2,138	2,255,273

		11,528,784
Louisiana — 1.6%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	5,400	5,758,290
Michigan — 2.3%
Michigan Finance Authority, RB, Hospital, Trinity Health Credit Group, 5.00%, 12/01/39	7,550	7,973,782
Nevada — 3.3%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (e)	3,778	4,352,919
County of Clark Nevada Water Reclamation District, GO, Series B:
Limited Tax, 5.75%, 7/01/34	1,829	2,137,822
5.50%, 7/01/29	4,499	5,273,255

		11,763,996
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.25%, 6/15/36	1,840	1,997,137
New York — 3.8%
City of New York New York Municipal Water Finance Authority, RB, Water & Sewer System, Fiscal 2009, Series A, 5.75%, 6/15/40	1,260	1,442,875
Municipal Bonds Transferred to Tender Option Bond Trusts (d)	Par (000)	Value
New York (concluded)
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Fiscal 2013, Series C, 5.00%, 6/15/47	$5,680	$6,088,406
City of New York New York Water & Sewer System, RB, Series DD, 5.00%, 6/15/35	1,665	1,858,257
Port Authority of New York & New Jersey, Refunding RB, Construction, 143rd Series, AMT, 5.00%, 10/01/30	2,500	2,586,850
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (e)	1,300	1,468,454

		13,444,842
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health Obligated Group, Series B, 5.50%, 1/01/34	580	633,986
South Carolina — 0.4%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (e)	1,275	1,432,373
Texas — 1.2%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	2,200	2,400,068
North East Texas ISD, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (e)	1,600	1,758,528

		4,158,596
Utah — 1.6%
Utah Transit Authority, RB, Series A (AGM), 5.00%, 6/15/36	5,000	5,518,900
Virginia — 0.1%
County of Fairfax Virginia IDA, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	350	384,034
Washington — 1.2%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	4,004	4,411,062
Wisconsin — 1.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc. Obligated Group:
Series A, 5.00%, 4/01/42	1,980	2,107,175
Series C, 5.25%, 4/01/39 (e)	1,430	1,520,387

		3,627,562
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 39.6%		139,795,100
Total Long-Term Investments (Cost — $517,702,500) — 158.6%		559,756,678

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (f)(g)	3,108,476	3,108,476
Total Short-Term Securities (Cost — $3,108,476) — 0.9%		3,108,476
Total Investments (Cost — $520,810,976) — 159.5%		562,865,154
Other Assets Less Liabilities — 1.7%		5,917,588
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.8%)		(73,404,662)
VRDP Shares, at Liquidation Value — (40.4%)		(142,500,000)

Net Assets Applicable to Common Shares — 100.0%		$352,878,080

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	31

Schedule of Investments (continued)	BlackRock MuniEnhanced Fund, Inc. (MEN)

Notes to Schedule of investments

(a)	Zero-coupon bond.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(e)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029 is $14,921,848.

(f)	Represents the current yield as of report date.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act 1940, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	545,905	2,562,571	3,108,476	$1,202

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(225)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$27,994,922	$(94,724)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$559,756,678	—	$559,756,678
Short-Term Securities	$3,108,476	—	—	3,108,476

Total	$3,108,476	$559,756,678	—	$562,865,154

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(94,724)	—	—	$ (94,724)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock MuniEnhanced Fund, Inc. (MEN)

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$294,000	—	—	$294,000
Liabilities:
TOB trust certificates	—	$(73,378,987)	—	(73,378,987)
VRDP Shares	—	(142,500,000)	—	(142,500,000)

Total	$294,000	$(215,878,987)	—	$(215,584,987)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	33

Schedule of Investments April 30, 2014	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 4.0%
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/38 (a)	$420	$255,251
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/42 (a)	365	220,409
Senior Lien, Series A (AGM), 5.00%, 10/01/44	570	578,407
Senior Lien, Series A (AGM), 5.25%, 10/01/48	1,090	1,121,098
Sub-Lien, Series D, 6.00%, 10/01/42	1,000	1,054,900
Sub-Lien, Series D, 7.00%, 10/01/51	1,545	1,745,649
County of Jefferson Alabama, Limited Obligation School, RB, Series A, 5.00%, 1/01/24	4,550	4,533,119

		9,508,833
Alaska — 0.5%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,205,094
Arizona — 3.6%
City of Show Low Arizona, Special Assessment Bonds, Improvement District No. 5, 6.38%, 1/01/15	40	40,279
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	1,800	1,646,748
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	2,215	2,219,496
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	2,000	2,191,340
5.00%, 12/01/37	2,360	2,584,743

		8,682,606
California — 12.2%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,530	1,761,275
Sutter Health, Series B, 6.00%, 8/15/42	2,200	2,606,076
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	875	957,031
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	865	865,190
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	710	711,839
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	1,025	1,004,715
California State Public Works Board, RB, Various Capital Projects:
Series I, 5.00%, 11/01/38	550	589,528
Sub-Series I-1, 6.38%, 11/01/34	820	983,254
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	1,510	1,610,324
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services, 5.00%, 5/15/47	250	251,748
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	555	625,241
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	255	283,767
Montebello Unified School District, GO, CAB (NPFGC), 0.00%, 8/01/22 (c)	2,405	1,814,741
Municipal Bonds	Par (000)	Value
California (concluded)
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	$750	$826,380
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (c)	3,475	1,877,508
State of California, GO, Various Purposes, 6.50%, 4/01/33	8,370	10,200,770
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	2,245	2,192,916

		29,162,303
Colorado — 2.7%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,455	1,470,030
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,230	1,249,569
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	710	774,454
Regional Transportation District, RB, Denver Transit Partners Eagle P3 Project, 6.00%, 1/15/34	1,425	1,524,422
University of Colorado, RB, Series A, 5.38%, 6/01/38	1,250	1,429,888

		6,448,363
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	955	1,017,171
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/35	2,515	2,750,303

		3,767,474
Delaware — 1.4%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	790	845,418
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,430	2,479,402

		3,324,820
District of Columbia — 3.3%
District of Columbia, Tax Allocation Bonds, City Market at O Street Project, 5.13%, 6/01/41	1,520	1,579,842
Metropolitan Washington Airports Authority, Refunding RB:
1st Senior Lien, Series A, 5.00%, 10/01/39	505	527,367
1st Senior Lien, Series A, 5.25%, 10/01/44	1,470	1,546,249
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (c)	13,485	4,290,118

		7,943,576
Florida — 7.3%
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	2,375	2,552,959
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	750	840,525
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,900	1,901,501
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 0.00%, 10/01/37 (c)	2,340	687,352
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	2,620	2,842,936
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	450	480,748

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	$2,095	$2,389,662
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	2,270	2,278,603
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	620	410,924
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/14	1,390	1,390,208
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,635	1,599,962

		17,375,380
Georgia — 1.4%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	585	648,355
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	2,410	2,620,875

		3,269,230
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	945	1,043,176
Illinois — 15.8%
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.75%, 1/01/39	2,000	2,183,420
Series C, 6.50%, 1/01/41	4,055	4,704,773
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	2,230	2,251,051
City of Chicago Illinois, GO, Refunding, Series A:
5.00%, 1/01/35	2,000	2,013,580
5.25%, 1/01/32	2,195	2,277,422
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	570	604,639
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	900	912,600
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	3,210	3,219,791
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	730	779,326
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	1,000	1,032,150
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	560	617,406
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	1,115	1,237,873
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	1,610	1,697,906
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (c)	13,220	2,149,308
Series B (AGM), 5.00%, 6/15/50	3,070	3,132,198
Series B-2, 5.00%, 6/15/50	1,740	1,774,835
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	315	367,101
6.00%, 6/01/28	800	928,336
State of Illinois, GO:
5.00%, 2/01/39	1,100	1,139,435
Series A, 5.00%, 4/01/38	2,625	2,716,560
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	440	487,700
Municipal Bonds	Par (000)	Value
Illinois (concluded)
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	$580	$622,665
5.00%, 4/01/44	705	752,707

		37,602,782
Indiana — 4.1%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	560	600,606
7.00%, 1/01/44	1,355	1,462,451
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	2,275	2,501,886
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	310	313,023
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,030	1,043,544
Sisters of St. Francis Health Services, 5.25%, 11/01/39	585	618,134
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,300	1,411,423
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	775	870,178
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	880	950,840

		9,772,085
Iowa — 2.2%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	665	673,047
5.50%, 12/01/22	1,630	1,656,292
5.25%, 12/01/25	320	319,875
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,085	1,133,402
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,730	1,472,645

		5,255,261
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,520	1,698,205
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	705	757,755
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (a)	865	526,725

		1,284,480
Louisiana — 3.5%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	570	619,801
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	3,500	3,884,125
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	430	448,576

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	35

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	$700	$756,546
5.25%, 5/15/31	600	634,866
5.25%, 5/15/32	765	804,658
5.25%, 5/15/33	830	870,736
5.25%, 5/15/35	350	367,325

		8,386,633
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	210	219,807
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	300	312,513
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	820	877,310
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,520	1,650,720

		2,840,543
Massachusetts — 2.5%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	1,165	1,300,257
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	1,575	1,583,489
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	255	272,475
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,900	2,906,235

		6,062,456
Michigan — 3.4%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien:
Series A, 5.00%, 7/01/32	1,090	1,052,068
Series A, 5.25%, 7/01/39	3,085	3,000,780
Series B (AGM), 7.50%, 7/01/33	635	688,937
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	955	1,009,664
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	2,105	2,256,181

		8,007,630
Minnesota — 1.1%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	2,135	2,519,898
Mississippi — 0.3%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	675	729,938
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	175	189,219
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	175	185,048

		374,267
Municipal Bonds	Par (000)	Value
Nebraska — 0.3%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	$575	$608,350
New Hampshire — 1.4%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	3,035	3,359,168
New Jersey — 5.1%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,410	1,426,666
5.25%, 9/15/29	1,365	1,379,510
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,550	1,652,300
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	1,925	2,051,011
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,575	1,731,398
Series B, 5.25%, 6/15/36	1,705	1,850,215
Rutgers — The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	350	386,260
5.00%, 5/01/43	365	399,587
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,215	1,176,630

		12,053,577
New York — 7.8%
City of New York New York Industrial Development Agency, RB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,500	1,507,635
City of New York New York Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	1,560	1,682,429
County of Dutchess New York IDA, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29 (d)(e)	790	718,821
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,450	1,648,331
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,715	1,887,838
5.25%, 11/15/39	610	672,006
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,740	1,912,556
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	850	924,477
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,235	1,383,558
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	900	989,883
6.00%, 12/01/42	875	960,811
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.25%, 10/15/27	4,240	4,330,270

		18,618,615
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	970	1,056,670

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
North Carolina (concluded)
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Series A, Retirement Facilities Whitestone Project, 7.75%, 3/01/41	$415	$456,649

		1,513,319
Ohio — 0.2%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	470	492,226
Oklahoma — 0.4%
County of Epworth Oklahoma Finance Authority, Refunding RB, Epworth Villa Project, Series A, 5.13%, 4/01/42	975	939,237
Pennsylvania — 4.3%
City of Philadelphia Pennsylvania IDA, RB:
Arbor House, Inc. Project, Series E, 6.10%, 7/01/33	1,095	1,102,731
Commercial Development, AMT, 7.75%, 12/01/17	725	726,965
Saligman House Project, Section 8 Retirement Facilities, Series C (HUD), 6.10%, 7/01/33	1,230	1,238,684
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	2,520	2,870,481
National Gypsum Co., Series B, AMT, 6.13%, 11/01/27	2,500	2,500,100
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	795	854,506
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	885	845,847

		10,139,314
South Carolina — 1.0%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	2,285	2,437,090
Tennessee — 1.3%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	980	1,053,333
County of Hardeman Tennessee Correctional Facilities Corp., RB, 7.75%, 8/01/17	1,940	1,922,172

		2,975,505
Texas — 8.8%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,480	1,619,668
Sub-Lien, 5.00%, 1/01/33	250	250,890
Sub-Lien, 5.00%, 1/01/42	220	213,882
City of Austin Texas Electric Utility Revenue, Refunding RB, Series A, 5.00%, 11/15/37	1,500	1,622,265
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	1,050	1,177,396
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	1,070	1,209,250
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	325	344,880
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (f)	1,910	2,429,444
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	450	499,576
Municipal Bonds	Par (000)	Value
Texas (concluded)
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (c)	$1,400	$391,398
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	4,190	4,488,747
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply:
5.50%, 8/01/24	1,100	1,252,482
5.50%, 8/01/25	1,120	1,285,200
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,318,960
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,700	1,940,414

		21,044,452
Vermont — 0.2%
Vermont Educational & Health Buildings Financing Agency, RB, Developmental & Mental Health, Series A, 6.00%, 6/15/17	460	465,860
Virginia — 2.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	1,000	1,020,200
County of Hanover EDA, Refunding RB, Covenant Woods Series A:
5.00%, 7/01/42	625	570,469
Residential Care Facility, 5.00%, 7/01/47	970	875,415
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings Opco LLC Project, AMT:
5.25%, 1/01/32	550	576,218
6.00%, 1/01/37	3,180	3,448,551

		6,490,853
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,625	1,805,098
Wisconsin — 3.2%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	4,980	5,826,500
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	1,710	1,876,674

		7,703,174
Wyoming — 0.1%
Wyoming Municipal Power Agency, Inc., RB, Series A, 5.00%, 1/01/42	210	215,968
Total Municipal Bonds — 112.2%		267,346,646

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
California — 9.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	2,270	2,484,442
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	1,845	2,091,750
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	6,600	7,278,744

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	37

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California (concluded)
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	$4,122	$4,443,114
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,620	1,795,592
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	748	859,396
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (f)	3,494	3,879,766

		22,832,804
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	2,580	2,676,156
Series C-7, 5.00%, 9/01/36	1,650	1,711,710
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (h)	1,490	1,689,220

		6,077,086
Connecticut — 2.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	3,179	3,476,672
Series X-3, 4.85%, 7/01/37	3,262	3,560,912

		7,037,584
Florida — 1.8%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	3,939	4,229,574
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	2,259	2,464,000
Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	4,502	4,901,226
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	1,409	1,599,410
New York — 6.5%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	1,110	1,257,078
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	1,110	1,232,524
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	7,440	8,030,439
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	4,460	4,933,161

		15,453,202
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	1,080	1,191,521
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Ohio — 4.6%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	$9,644	$10,856,373
Tennessee — 1.0%
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,250	2,402,730
Texas — 5.0%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,720	1,860,386
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	2,350	2,546,954
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (h)	4,624	5,213,713
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	2,040	2,254,291

		11,875,344
Utah — 1.1%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,518	2,657,002
Virginia — 2.7%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	3,749	4,174,680
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	2,095	2,229,495

		6,404,175
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,860	2,048,583
Wisconsin — 1.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (h)	3,959	4,210,304
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.6%		106,240,918
Total Long-Term Investments (Cost — $346,105,928) — 156.8%		373,587,564

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	804,766	804,766
Total Short-Term Securities (Cost — $804,766) — 0.4%		804,766
Total Investments (Cost — $346,910,694) — 157.2%		374,392,330
Other Assets Less Liabilities — 3.2%		7,672,186
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.3%)		(60,251,209)
VMTP Shares, at Liquidation Value — (35.1%)		(83,700,000)

Net Assets Applicable to Common Shares — 100.0%		$238,113,307

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Fund, Inc. (MHD)

Notes to Schedule of investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031 is $11,666,423.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act 1940, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	1,244,129	(439,363)	804,766	$1,198

(j)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(269)	10-Year U.S. Treasury Note	Chicago Board of Trade	June 2014	$33,469,484	$(83,241)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$373,587,564	—	$373,587,564
Short-Term Securities	$804,766	—	—	804,766

Total	$804,766	$373,587,564	—	$374,392,330

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(83,241)	—	—	$(83,241)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	39

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund, Inc. (MHD)

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial reporting purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$417,000	—	—	$417,000
Liabilities:
Bank overdraft	—	$(1,197)		(1,197)
TOB Trust certificates	—	(60,238,073)		(60,238,073)
VMTP Shares	—	(83,700,000)	—	(83,700,000)

Total	$417,000	$(143,939,270)	—	$(143,522,270)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments April 30, 2014	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 3.5%
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/38 (a)	$310	$188,399
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/42 (a)	270	163,042
Senior Lien, Series A (AGM), 5.00%, 10/01/44	420	426,195
Sub-Lien, Series D, 6.00%, 10/01/42	1,875	1,977,938
County of Jefferson Alabama, Limited Obligation School, RB, Series A, 5.00%, 1/01/24	3,450	3,437,201

		6,192,775
Alaska — 0.7%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A, 5.00%, 6/01/46	1,660	1,205,094
Arizona — 1.2%
City of Show Low Arizona, Special Assessment Bonds, Improvement District No. 5, 6.38%, 1/01/15	10	10,069
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT, 6.30%, 4/01/23	2,060	2,064,182

		2,074,251
California — 17.0%
Benicia Unified School District, GO, CAB, Series A (NPFGC), 0.00%, 8/01/20 (b)	2,000	1,724,440
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	1,110	1,277,788
Sutter Health, Series B, 6.00%, 8/15/42	1,585	1,877,559
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	635	694,531
California Pollution Control Financing Authority, RB (c):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	620	620,137
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	515	516,334
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	730	715,553
California State Public Works Board, LRB Various Capital Projects:
Series I, 5.00%, 11/01/38	405	434,107
Sub-Series I-1, 6.38%, 11/01/34	600	719,454
California Statewide Communities Development Authority, RB, John Muir Health, Series A, 5.13%, 7/01/39	1,090	1,162,420
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services, 5.00%, 5/15/47	185	186,293
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Series A, 5.25%, 5/15/39	400	450,624
City of Stockton California Public Financing Authority, RB, Delta Water Supply Project, Series A, 6.25%, 10/01/38	185	205,870
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	545	600,503
San Diego Unified School District California, GO, CAB, Election of 2008, Series A, 0.00%, 7/01/29 (b)	2,525	1,364,232
San Marino Unified School District, GO, Series A (NPFGC) (b):
0.00%, 7/01/17	1,820	1,744,561
0.00%, 7/01/18	1,945	1,824,488
0.00%, 7/01/19	2,070	1,891,711
Municipal Bonds	Par (000)	Value
California (concluded)
State of California, GO, Various Purposes:
6.00%, 3/01/33	$1,265	$1,516,153
6.50%, 4/01/33	7,325	8,927,197
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	1,640	1,601,952

		30,055,907
Colorado — 1.5%
Colorado Educational & Cultural Facilities Authority, RB, Charter School, Colorado Springs, 5.50%, 7/01/40	1,055	1,065,898
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	510	556,298
University of Colorado, RB, Series A, 5.38%, 6/01/38	920	1,052,397

		2,674,593
Connecticut — 1.6%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	685	729,593
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/35	1,875	2,050,425

		2,780,018
Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	570	609,986
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	2,050	2,091,676

		2,701,662
District of Columbia — 2.7%
Metropolitan Washington Airports Authority, Refunding RB:
1st Senior Lien, Series A, 5.00%, 10/01/39	255	266,294
1st Senior Lien, Series A, 5.25%, 10/01/44	1,000	1,051,870
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (b)	10,170	3,480,988

		4,799,152
Florida — 6.0%
Ballantrae Community Development District, Special Assessment Bonds, 6.00%, 5/01/35	1,430	1,433,575
City of Clearwater Florida Water & Sewer Revenue, RB, Series A, 5.25%, 12/01/39	1,725	1,854,254
County of Broward Florida Water & Sewer Utility, Refunding RB, Series A, 5.25%, 10/01/34	545	610,782
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	1,380	1,381,090
County of Miami-Dade Florida, RB, CAB, Series A (NPFGC), 0.00%, 10/01/37 (b)	1,765	518,451
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	330	352,549
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	1,525	1,739,491
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	470	311,507
Preserve at Wilderness Lake Community Development District, Special Assessment Bonds, Series A, 5.90%, 5/01/34	1,165	1,165,175
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	1,260	1,232,998

		10,599,872

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	41

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Georgia — 1.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	$420	$465,486
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	1,740	1,892,250

		2,357,736
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	680	750,645
Idaho — 1.1%
County of Power Idaho Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	2,000	2,002,720
Illinois — 16.8%
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.75%, 1/01/39	2,500	2,729,275
Series C, 6.50%, 1/01/41	2,935	3,405,304
City of Chicago Illinois, GO, Project, Series A, 5.00%, 1/01/34	1,615	1,630,246
City of Chicago Illinois, GO, Refunding, Series A, 5.25%, 1/01/32	2,290	2,375,989
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	410	434,916
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	600	608,400
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	1,350	1,354,117
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	530	565,812
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien Project, 5.00%, 11/01/42	3,645	3,762,187
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	410	452,029
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	800	888,160
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	1,165	1,228,609
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 0.00%, 6/15/47 (b)	9,555	1,553,452
Series B (AGM), 5.00%, 6/15/50	2,230	2,275,180
Series B-2, 5.00%, 6/15/50	1,260	1,285,225
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	230	268,042
6.00%, 6/01/28	500	580,210
State of Illinois, GO:
5.00%, 2/01/39	810	839,039
Series A, 5.00%, 4/01/38	1,920	1,986,970
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	315	349,149
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	425	456,263
5.00%, 4/01/44	520	555,188

		29,583,762
Indiana — 4.5%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	415	445,092
7.00%, 1/01/44	1,000	1,079,300
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	1,660	1,825,552
Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB, Series A (concluded):
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	$225	$227,194
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	740	749,731
Sisters of St. Francis Health Services, 5.25%, 11/01/39	420	443,789
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	1,660	1,802,278
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	565	634,387
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	640	691,520

		7,898,843
Iowa — 2.3%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	485	490,869
5.50%, 12/01/22	1,175	1,193,953
5.25%, 12/01/25	230	229,910
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	945	987,156
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	1,270	1,081,075

		3,982,963
Kansas — 0.7%
Kansas Development Finance Authority, Refunding RB, Adventist Health, Series C, 5.75%, 11/15/38	1,105	1,234,550
Kentucky — 0.5%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	520	558,912
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (a)	635	386,670

		945,582
Louisiana — 3.4%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	420	456,695
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, 6.75%, 11/01/32	2,500	2,774,375
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	310	323,392
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	510	551,198
5.25%, 5/15/31	435	460,278
5.25%, 5/15/32	555	583,771
5.25%, 5/15/33	600	629,448
5.25%, 5/15/35	255	267,623

		6,046,780
Maine — 0.1%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	150	157,005
Maryland — 1.2%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	220	229,176

See Notes to Financial Statements.

42	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	$605	$647,284
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Charlestown Community Project, 6.25%, 1/01/41	1,095	1,189,170

		2,065,630
Massachusetts — 3.2%
Massachusetts Development Finance Agency, Refunding RB:
Boston University, Series P, 5.45%, 5/15/59	845	943,104
Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	1,155	1,161,225
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	360	384,671
Massachusetts HFA, RB, M/F Housing, Series A, AMT, 5.25%, 12/01/48	2,100	2,104,515
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	990	1,024,591

		5,618,106
Michigan — 3.3%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien:
Series A, 5.00%, 7/01/32	790	762,508
Series A, 5.25%, 7/01/39	2,235	2,173,985
Series B (AGM), 7.50%, 7/01/33	460	499,072
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	690	729,496
State of Michigan Hospital Finance Authority, Refunding RB, Henry Ford Health, 5.75%, 11/15/39	1,520	1,629,166

		5,794,227
Minnesota — 1.0%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series A, 6.75%, 11/15/32	1,540	1,817,631
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	125	135,156
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	130	137,465

		272,621
New Hampshire — 1.0%
New Hampshire Health & Education Facilities Authority, Refunding RB, Dartmouth-Hitchcock, 6.00%, 8/01/38	1,530	1,693,419
New Jersey — 3.6%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT:
5.13%, 9/15/23	1,040	1,052,293
5.25%, 9/15/29	990	1,000,524
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	1,125	1,199,250
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,025	1,126,782
Series B, 5.25%, 6/15/36	1,235	1,340,185
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
Rutgers — The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	$255	$281,418
5.00%, 5/01/43	265	290,111

		6,290,563
New York — 7.3%
City of New York New York Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	1,240	1,337,315
County of Dutchess New York IDA, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29 (d)(e)	800	727,920
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.75%, 4/01/39	1,050	1,193,619
Metropolitan Transportation Authority, RB, Series B:
5.25%, 11/15/38	1,255	1,381,479
5.25%, 11/15/39	445	490,234
Metropolitan Transportation Authority, Refunding RB, Dedicated Tax Fund, Series B, 5.00%, 11/15/34	1,270	1,395,946
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	615	668,886
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	895	1,002,660
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	650	714,916
6.00%, 12/01/42	630	691,784
Sales Tax Asset Receivable Corp., Refunding RB, Series A (AMBAC), 5.25%, 10/15/27	3,200	3,268,128

		12,872,887
North Carolina — 0.6%
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	705	767,992
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	305	335,610

		1,103,602
Ohio — 0.2%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	350	366,551
Pennsylvania — 3.0%
City of Philadelphia Pennsylvania IDA, RB, Commercial Development, AMT, 7.75%, 12/01/17	540	541,463
Pennsylvania Economic Development Financing Authority, RB:
American Water Co. Project, 6.20%, 4/01/39	1,830	2,084,517
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	1,500	1,500,225
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	585	628,787
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	645	616,465

		5,371,457
South Carolina — 1.0%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	1,650	1,759,824

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	43

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Tennessee — 1.3%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	$720	$773,878
County of Hardeman Tennessee Correctional Facilities Corp., RB, Series B, 7.38%, 8/01/17	1,575	1,578,197

		2,352,075
Texas — 6.9%
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	1,070	1,170,976
Sub-Lien, 5.00%, 1/01/33	180	180,641
Sub-Lien, 5.00%, 1/01/42	160	155,550
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	260	291,546
City of Houston Texas Airport System, Refunding ARB, Senior Lien, Series A, 5.50%, 7/01/39	535	604,625
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	240	254,681
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (f)	1,380	1,755,305
County of Midland Texas Fresh Water Supply District No. 1, RB, CAB, City of Midland Project, Series A (b):
0.00%, 9/15/40	2,525	717,984
0.00%, 9/15/41	1,395	371,251
La Vernia Higher Education Finance Corp., RB, Kipp, Inc., Series A, 6.38%, 8/15/44	320	355,254
North Texas Tollway Authority, RB, CAB, Special Project System, Series B, 0.00%, 9/01/37 (b)	1,015	283,764
North Texas Tollway Authority, Refunding RB, 2nd Tier System, Series F, 6.13%, 1/01/31	3,020	3,235,326
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	1,165	1,350,794
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	1,300	1,483,846

		12,211,543
Vermont — 0.1%
Vermont Educational & Health Buildings Financing Agency, RB, 6.50%, 6/15/32	80	80,858
Virginia — 3.1%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc., 5.13%, 10/01/42	2,500	2,550,500
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT:
5.25%, 1/01/32	400	419,068
6.00%, 1/01/37	2,325	2,521,346

		5,490,914
Washington — 0.8%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	1,195	1,327,442
Wisconsin — 3.2%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	3,620	4,235,328
Municipal Bonds	Par (000)	Value
Wisconsin (concluded)
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	$1,235	$1,355,375

		5,590,703
Total Municipal Bonds — 107.8%		190,123,963

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
California — 11.2%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	1,640	1,794,927
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	1,335	1,513,543
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	4,770	5,260,547
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport, Senior Series A, 5.00%, 5/15/40	2,968	3,199,042
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	1,170	1,296,816
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	553	635,953
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (f)	5,519	6,127,699

		19,828,527
Colorado — 2.5%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	1,870	1,939,695
Series C-7, 5.00%, 9/01/36	1,200	1,244,880
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (h)	1,080	1,224,401

		4,408,976
Connecticut — 2.9%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	2,299	2,514,574
Series X-3, 4.85%, 7/01/37	2,362	2,577,838

		5,092,412
Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	2,840	3,048,729
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	1,649	1,798,938
Massachusetts — 2.0%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	3,211	3,496,208
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	1,019	1,157,020

See Notes to Financial Statements.

44	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Fund II, Inc. (MUH) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York — 8.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, 2nd General Resolution, Series FF-2, 5.50%, 6/15/40	$810	$917,327
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	3,299	3,660,582
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	810	899,409
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	5,400	5,828,544
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	3,250	3,594,793

		14,900,655
North Carolina — 0.5%
North Carolina Capital Facilities Finance Agency, Refunding RB, Wake Forest University, 5.00%, 1/01/38	800	882,608
Ohio — 4.5%
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	6,974	7,851,032
Tennessee — 1.5%
County of Shelby Tennessee Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	2,500	2,669,700
Texas — 5.1%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	1,260	1,362,841
County of Harris Texas, RB, Senior Lien, Toll Road, Series A, 5.00%, 8/15/38 (h)	3,363	3,791,791
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	1,710	1,853,315
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,800	1,989,081

		8,997,028
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Utah — 0.8%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	$1,394	$1,470,840
Virginia — 2.7%
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	2,729	3,039,167
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	1,553	1,652,710

		4,691,877
Washington — 0.9%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	1,365	1,503,396
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (h)	2,859	3,040,775
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 48.1%		84,838,721
Total Long-Term Investments (Cost — $253,793,855) — 155.9%		274,962,684

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	944,029	944,029
Total Short-Term Securities (Cost — $944,029) — 0.5%		944,029
Total Investments (Cost — $254,737,884) — 156.4%		275,906,713
Other Assets Less Liabilities — 2.3%		3,996,536
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.5)%		(48,508,115)
VMTP Shares, at Liquidation Value — (31.2)%		(55,000,000)

Net Assets Applicable to Common Shares — 100.0%		$176,395,134

Notes to Schedule of investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Zero-coupon bond.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Non-income producing security.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to February 15, 2031 is $8,468,522.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act 1940, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	1,169,756	(225,727)	944,029	$564

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	45

Schedule of Investments (concluded)	BlackRock MuniHoldings Fund II, Inc. (MUH)

(j)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(179)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$22,271,516	$(40,052)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$274,962,684	—	$274,962,684
Short-Term Securities	$944,029	—	—	944,029

Total	$944,029	$274,962,684	—	$275,906,713

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(40,052)	—	—	$(40,052)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$245,000	—	—	$245,000
Liabilities:
Bank overdraft	—	$(854)	—	(854)
TOB trust certificates	—	(48,497,038)	—	(48,497,038)
VMTP Shares	—	(55,000,000)	—	(55,000,000)

Total	$245,000	$(103,497,892)	—	$(103,252,892)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

46	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments April 30, 2014	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.8%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$2,330	$2,691,196
City of Selma Alabama IDB, RB, Gulf Opportunity Zone, International Paper Co. Project, Series A, 5.38%, 12/01/35	565	599,245

		3,290,441
California — 23.1%
California Educational Facilities Authority, RB, University of Southern California, Series A, 5.25%, 10/01/38	2,895	3,274,332
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 6.00%, 8/15/42	1,730	2,049,323
California State Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/30	1,500	1,757,955
California State Public Works Board, RB, Department of Corrections & Rehabilitation, Series F, 5.25%, 9/01/33	725	811,174
Central Unified School District, GO, Election of 2008, Series A (AGC), 5.63%, 8/01/33	1,325	1,451,630
City & County of San Francisco California Airports Commission, Refunding ARB, 2nd Series A, AMT:
5.50%, 5/01/28	1,085	1,244,115
5.25%, 5/01/33	850	939,820
City of San Jose California, Refunding ARB, Series A-1, AMT:
5.50%, 3/01/30	2,400	2,648,040
5.75%, 3/01/34	2,180	2,424,204
City of Sunnyvale California, Refunding RB, 5.25%, 4/01/40	1,605	1,751,264
County of Sacramento California, ARB, Senior Series A (AGC), 5.50%, 7/01/41	2,100	2,382,261
County of Ventura California Community College District, GO, Election of 2002, Series C, 5.50%, 8/01/33	1,850	2,131,255
Kern Community College District, GO, Safety, Repair & Improvement, Election of 2002, Series C, 5.50%, 11/01/33	1,420	1,655,408
Los Angeles Community College District California, GO, Election of 2008, Series C, 5.25%, 8/01/39	1,000	1,137,040
Los Angeles Department of Water & Power, RB, Power System, Sub-Series A-1, 5.25%, 7/01/38	1,575	1,769,717
Oceanside Unified School District, GO, Series A (AGC), 5.25%, 8/01/33	1,825	1,950,834
Redondo Beach Unified School District, GO, Election of 2008, Series E, 5.50%, 8/01/34	1,335	1,467,833
San Pablo Joint Powers Financing Authority, Refunding, Tax Allocation Bonds, CAB (NPFGC) (a):
0.00%, 12/01/24	2,635	1,470,066
0.00%, 12/01/25	2,355	1,233,737
0.00%, 12/01/26	2,355	1,142,081
State of California Public Works Board, LRB, Various Capital Projects, Series I, 5.50%, 11/01/31	2,465	2,871,478
Township of Washington California Health Care District, GO, Election of 2004, Series B, 5.50%, 8/01/40	540	620,287
University of California, Refunding RB, The Regents of Medical Center, Series J, 5.25%, 5/15/38	4,070	4,488,477

		42,672,331
Municipal Bonds	Par (000)	Value
Colorado — 2.2%
City & County of Denver Colorado Airport System, ARB, Series A, AMT:
5.50%, 11/15/28	$1,000	$1,125,600
5.50%, 11/15/30	340	378,689
5.50%, 11/15/31	405	447,039
Colorado Health Facilities Authority, RB, Hospital, NCMC, Inc. Project, Series B (AGM), 6.00%, 5/15/26	1,900	2,151,427

		4,102,755
District of Columbia — 1.2%
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 5.50%, 10/01/39	2,000	2,251,540
Florida — 13.9%
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/33	400	445,552
City of Saint Petersburg FL Public Utility Revenue, Refunding, (NPFGC), 5.00%, 10/01/35	4,295	4,503,136
County of Hillsborough Florida Aviation Authority, Refunding ARB, Tampa International Airport, Series A, AMT, 5.50%, 10/01/29	1,735	1,940,407
County of Lee Florida, Refunding ARB, Series A, AMT, 5.38%, 10/01/32	1,500	1,608,165
County of Miami-Dade Florida, RB, Seaport:
Series A, 5.38%, 10/01/33	1,015	1,112,338
Series A, 6.00%, 10/01/38	1,000	1,148,030
Series B, AMT, 6.25%, 10/01/38	460	523,503
Series B, AMT, 6.00%, 10/01/42	615	687,170
County of Miami-Dade Florida Aviation, Refunding ARB, Series A, AMT, 5.00%, 10/01/31	2,900	3,092,676
County of Orange Florida School Board, COP, Series A (AGC), 5.50%, 8/01/34	4,645	5,079,958
Reedy Creek Improvement District, GO, Series A, 5.25%, 6/01/32	1,040	1,160,848
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/36	3,995	4,396,178

		25,697,961
Georgia — 1.9%
Augusta Georgia Water & Sewerage, RB, (AGM), 5.25%, 10/01/34	3,500	3,565,870
Hawaii — 0.5%
State of Hawaii, Department of Transportation, COP, AMT:
5.25%, 8/01/25	425	471,185
5.25%, 8/01/26	460	505,103

		976,288
Illinois — 17.3%
City of Chicago, GO, Refunding Series A, 5.25%, 1/01/29	1,000	1,055,000
City of Chicago Illinois, GARB, O’Hare International Airport 3rd Lien:
Series A, 5.75%, 1/01/39	1,145	1,250,008
Series C, 6.50%, 1/01/41	5,225	6,062,254
City of Chicago Illinois, GO, Refunding, Series A, 5.25%, 1/01/33	850	877,923
City of Chicago Illinois, Refunding RB, Series A:
Sales Tax, 5.25%, 1/01/38	1,795	1,904,082
Waterworks, Second Lien (AMBAC), 5.00%, 11/01/36	1,735	1,801,902
City of Chicago Illinois Transit Authority, RB:
Federal Transit Administration, Section 5309, Series A (AGC), 6.00%, 6/01/26	2,000	2,203,200
Sales Tax Receipts, 5.25%, 12/01/36	1,000	1,074,290
Sales Tax Receipts, 5.25%, 12/01/40	1,790	1,910,950

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	47

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Illinois (concluded)
City of Chicago Illinois Wastewater Transmission, RB, 2nd Lien, 5.00%, 1/01/42	$2,050	$2,110,372
County of Cook Illinois Community College District No. 508, GO, City College of Chicago:
5.50%, 12/01/38	1,250	1,378,138
5.25%, 12/01/43	2,990	3,182,107
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	1,405	1,637,387
6.00%, 6/01/28	400	464,168
State of Illinois, GO:
5.25%, 2/01/31	875	950,031
5.25%, 2/01/32	1,355	1,462,180
5.50%, 7/01/33	2,000	2,191,280
5.50%, 7/01/38	425	463,620

		31,978,892
Indiana — 3.8%
Indiana Finance Authority, RB, Private Activity Bond, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/40	565	574,526
Indianapolis Local Public Improvement Bond Bank, RB, Series F, 5.25%, 2/01/36	3,055	3,341,223
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A (AGC), 5.50%, 1/01/38	2,780	2,990,168

		6,905,917
Louisiana — 1.6%
Lake Charles Harbor & Terminal District, RB, Series B, AMT, 5.50%, 1/01/29	1,500	1,672,500
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A, 5.50%, 5/15/29	1,215	1,320,839

		2,993,339
Massachusetts — 3.5%
Massachusetts HFA, Refunding RB, Series C, AMT, 5.35%, 12/01/42	1,500	1,529,550
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A (AGM), 5.00%, 8/15/15 (b)	4,600	4,884,096

		6,413,646
Michigan — 4.5%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien:
Series B (AGM), 7.50%, 7/01/33	750	813,705
Series C-1 (AGM), 7.00%, 7/01/27	4,810	5,208,893
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/18 (b)	1,910	2,342,653

		8,365,251
Minnesota — 0.9%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,325	1,554,715
Mississippi — 2.4%
Mississippi Development Bank, RB, Special Obligation, Jackson Water & Sewer System Project (AGM), 6.88%, 12/01/40	2,595	3,344,566
Mississippi State University Educational Building Corp., Refunding RB, Mississippi State University Improvement Project, 5.25%, 8/01/38	1,000	1,121,290

		4,465,856
Municipal Bonds	Par (000)	Value
Nevada — 3.8%
County of Clark Nevada, ARB, Las Vegas-McCarran International Airport, Series A (AGM), 5.25%, 7/01/39	$1,410	$1,512,577
County of Clark Nevada, GO, Limited Tax, 5.00%, 6/01/38	3,500	3,702,440
County of Clark Nevada Water Reclamation District, GO, Series A, 5.25%, 7/01/34	1,500	1,711,740

		6,926,757
New Jersey — 8.2%
New Jersey EDA, RB, The Goethals Bridge Replacement Project:
AMT, 5.38%, 1/01/43	3,000	3,158,070
AMT, 5.00%, 1/01/31	790	843,641
New Jersey Health Care Facilities Financing Authority, RB, Virtua Health, Series A (AGC), 5.50%, 7/01/38	2,100	2,235,576
New Jersey Transportation Trust Fund Authority, RB:
Transportation Program, Series AA, 5.50%, 6/15/39	1,890	2,109,467
Transportation System, Series A, 5.50%, 6/15/41	1,780	1,956,754
Transportation System, Series A (AGC), 5.63%, 12/15/28	3,170	3,713,148
Transportation System, Series B, 5.25%, 6/15/36	1,000	1,085,170

		15,101,826
New York — 6.8%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution Series EE:
Fiscal 2009, 5.25%, 6/15/40	3,410	3,800,445
Fiscal 2011, 5.38%, 6/15/43	1,305	1,480,013
Hudson Yards Infrastructure Corp., RB, Senior, Fiscal 2012, Series A, 5.75%, 2/15/47	2,510	2,787,280
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/44	2,000	2,184,280
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 166th Series, 5.25%, 7/15/36	2,000	2,230,320

		12,482,338
Ohio — 1.8%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1:
5.25%, 2/15/30	1,000	1,128,170
5.25%, 2/15/31	2,000	2,243,500

		3,371,670
Pennsylvania — 1.0%
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	650	698,653
Township of Bristol Pennsylvania School District, GO, 5.25%, 6/01/37	1,000	1,096,000

		1,794,653
South Carolina — 3.6%
County of Charleston South Carolina, RB, Special Source, 5.25%, 12/01/38	2,180	2,482,628
County of Charleston South Carolina Airport District, ARB, Series A, AMT:
5.50%, 7/01/38	1,000	1,082,980
6.00%, 7/01/38	1,695	1,892,281
5.50%, 7/01/41	1,000	1,086,130

		6,544,019

See Notes to Financial Statements.

48	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas — 23.2%
Austin Community College District Public Facility Corp., RB, Educational Facilities Project, Round Rock Campus, 5.25%, 8/01/33	$2,500	$2,785,025
City of Beaumont Texas, GO, Certificates of Obligation, 5.25%, 3/01/37	1,360	1,529,578
City of Houston Texas Utility System, Refunding RB, Combined 1st Lien, Series A (AGC), 6.00%, 11/15/35	4,000	4,673,600
Dallas Area Rapid Transit, Refunding RB, Senior Lien, 5.25%, 12/01/38	2,600	2,919,592
Dallas-Fort Worth International Airport, ARB, Joint Improvement AMT:
Series A, 5.00%, 11/01/38	1,965	2,027,684
Series H, 5.00%, 11/01/37	2,200	2,277,880
Lower Colorado River Authority, Refunding RB, 5.50%, 5/15/33	1,240	1,383,927
North Texas Tollway Authority, RB, Special Projects, Series A, 5.50%, 9/01/41	4,250	4,786,775
North Texas Tollway Authority, Refunding RB, 1st Tier System:
(NPFGC), Series A, 5.63%, 1/01/33	6,585	7,304,411
Series A (NPFGC), 5.75%, 1/01/40	4,885	5,407,402
Series B (NPFGC), 5.75%, 1/01/40	6,275	6,946,048
Red River Education Financing Corp., RB, Texas Christian University Project, 5.25%, 3/15/38	620	696,601

		42,738,523
Virginia — 1.2%
City of Lexington Virginia IDA, RB, Washington & Lee University, 5.00%, 1/01/43	570	621,044
Virginia Public School Authority, RB, Fluvanna County School Financing, 6.50%, 12/01/18 (b)	1,300	1,614,067

		2,235,111
Washington — 1.5%
City of Seattle Washington Municipal Light & Power, Refunding RB, Series A, 5.25%, 2/01/36	1,375	1,523,761
State of Washington, GO, Various Purposes, Series B, 5.25%, 2/01/36	1,075	1,218,287

		2,742,048
Total Municipal Bonds — 129.7%		239,171,747

Municipal Bonds Transferred to Tender Option Bond Trusts (c)
Alabama — 1.2%
City of Mobile Alabama Board of Water & Sewer Commissioners, RB, (NPFGC), 5.00%, 1/01/31	2,120	2,231,024
California — 1.9%
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (b)	3,149	3,496,785
Colorado — 3.2%
Colorado Health Facilities Authority, RB, Catholic Health, Series C-3 (AGM), 5.10%, 10/01/41	5,610	5,819,085
District of Columbia — 0.6%
District of Columbia Water & Sewer Authority, Refunding RB, Senior Lien, Series A, 6.00%, 10/01/35 (d)	1,040	1,192,640
Florida — 4.9%
County of Lee Florida Housing Finance Authority, RB, S/F Housing, Multi-County Program, Series A-2, AMT (Ginnie Mae), 6.00%, 9/01/40	435	451,587
Municipal Bonds Transferred to Tender Option Bond Trusts (c)	Par (000)	Value
Florida (concluded)
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B-1, 6.00%, 7/01/38	$7,500	$8,592,375

		9,043,962
Illinois — 1.4%
City of Chicago Illinois, Refunding RB, Waterworks, 2nd Lien (AGM), 5.25%, 11/01/33	2,508	2,649,953
Kentucky — 0.9%
Kentucky State Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/27	1,406	1,601,754
Nevada — 5.5%
County of Clark Nevada Water Reclamation District, GO:
Limited Tax, 6.00%, 7/01/38	5,000	5,799,450
Series B, 5.50%, 7/01/29	3,749	4,394,379

		10,193,829
New Jersey — 1.3%
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series CC, 5.25%, 10/01/29	2,291	2,437,226
New York — 5.1%
City of New York New York Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	1,400	1,552,974
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Consolidated, 5.25%, 12/15/43	4,530	4,889,501
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (d)	2,660	2,942,199

		9,384,674
Utah — 0.6%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	1,004	1,059,637
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 26.6%		49,110,569
Total Long-Term Investments (Cost — $266,299,012) — 156.3%		288,282,316

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (e)(f)	4,947,879	4,947,879
Total Short-Term Securities (Cost — $4,947,879) — 2.7%		4,947,879
Total Investments (Cost — $271,246,891) — 159.0%		293,230,195
Other Assets Less Liabilities — 1.9%		3,444,799
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.7%)		(25,196,205)
VMTP Shares, at Liquidation Value — (47.2%)		(87,000,000)

Net Assets Applicable to Common Shares — 100.0%		$184,478,789

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	49

Schedule of Investments (continued)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

Notes to Schedule of investments

(a)	Zero-coupon bond.

(b)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(d)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $2,220,432.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act 1940, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	3,309,474	1,638,405	4,947,879	$1,138

(f)	Represents the current yield as of report date.

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(163)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$20,280,766	$(18,669)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

50	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$288,282,316	—	$288,282,316
Short-Term Securities	$4,947,879	—	—	4,947,879

Total	$4,947,879	$288,282,316	—	$293,230,195

[1] See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(18,669)	—	—	$(18,669)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$250,998	—	—	$250,998
Liabilities:
TOB trust certificates	—	$(25,187,249)	—	(25,187,249)
VMTP Shares	—	(87,000,000)	—	(87,000,000)

Total	$250,998	$(112,187,249)	—	$(111,936,251)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	51

Schedule of Investments April 30, 2014	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.9%
City of Birmingham Alabama Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/34	$4,615	$5,330,417
County of Jefferson Alabama, RB, Limited Obligation School, Series A:
5.50%, 1/01/21	5,500	5,500,165
5.25%, 1/01/23	6,500	6,500,195

		17,330,777
Arizona — 5.3%
Arizona Board of Regents, University of Arizona, RB, 5.00%, 8/01/28	2,000	2,247,000
Arizona Health Facilities Authority, Refunding RB, Phoenix Children’s Hospital, Series A, 5.00%, 2/01/30	2,685	2,796,830
City of Tucson Arizona, COP, (AGC):
4.25%, 7/01/21	1,870	2,012,700
4.25%, 7/01/22	1,895	2,028,730
City of Tucson Arizona, COP, Refunding, (AGC), 4.00%, 7/01/20	2,325	2,546,898
County of Maricopa Arizona IDA, RB, Arizona Charter School Project 1, Series A, 6.63%, 7/01/20	1,015	967,315
County of Pima Arizona IDA, RB, Arizona Charter Schools Project:
Series C, 6.70%, 7/01/21	20	20,033
Series K, 6.38%, 7/01/31	895	896,396
County of Pima Arizona IDA, Refunding RB, Tucson Electric Power Co. Project, San Juan Project, Series A, 4.95%, 10/01/20	2,325	2,608,092
County of Pinal Arizona Electric District No. 3, Refunding RB, 5.00%, 7/01/25	1,600	1,779,376
Glendale Union School District No 205, GO, Series C:
5.00%, 7/01/24	1,945	2,227,064
5.00%, 7/01/27	500	557,960
Industrial Development Authority of the City of Phoenix, RB, 5.75%, 7/01/24 (a)(b)	750	745,943
Phoenix-Mesa Gateway Airport Authority, RB, Mesa Project, AMT:
5.00%, 7/01/27	700	745,332
5.00%, 7/01/32	1,925	2,002,096
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/25	4,000	4,502,520
Scottsdale IDA, Refunding RB, Scottsdale Healthcare, Series C (AGM), 5.00%, 9/01/35	2,050	2,178,965
State of Arizona, COP, Department of Administration, Series A (AGM), 4.25%, 10/01/23	1,000	1,078,820

		31,942,070
Arkansas — 0.6%
Arkansas State University, RB, 5.00%, 12/01/33	480	523,483
City of Benton, RB:
5.00%, 6/01/28	600	684,126
5.00%, 6/01/29	1,055	1,194,229
City of Fort Smith, Refunding RB, 4.50%, 5/01/24	875	995,820

		3,397,658
California — 3.5%
California Health Facilities Financing Authority, RB, Sutter Health, Series B, 5.00% 8/15/22	2,135	2,476,258
California Pollution Control Financing Authority, RB, Mandatory Put Bonds, Republic Services, Inc. Project, Series B, AMT, 5.25%, 6/01/23 (c)	605	649,129
Municipal Bonds	Par (000)	Value
California (concluded)
California Pollution Control Financing Authority, Refunding RB, Pacific Gas, Series C, AMT (NPFGC), 4.75%, 12/01/23	$5,000	$5,328,450
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.00%, 3/01/25	2,000	2,208,460
State of California, GO:
5.50%, 4/01/28	15	15,064
5.00%, 11/01/32	2,000	2,177,920
Various Purposes, 5.75%, 4/01/31	7,000	8,177,400

		21,032,681
Colorado — 1.3%
Denver Urban Renewal Authority, Refunding, Tax Allocation Bond, Stapleton, Senior-Series A-1, 5.00%, 12/01/23	2,500	2,863,875
Plaza Metropolitan District No. 1, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 7.50%, 6/01/14 (d)	2,570	2,586,242
University of Northern Colorado, Refunding RB, Series A, 5.00%, 6/01/31	2,000	2,274,900

		7,725,017
Connecticut — 2.3%
Connecticut State Development Authority, RB, Learjet, Inc. Project, AMT, 7.95%, 4/01/26	1,160	1,198,616
Connecticut State Health & Educational Facility Authority, Refunding RB, Lawrence & Memorial Hospital, Series F, 5.00%, 7/01/31	4,530	4,832,966
State of Connecticut, GO, Series B, 5.00%, 4/15/31	6,990	7,820,832

		13,852,414
Florida — 9.0%
Broward County Florida Airport System, ARB, Series Q-2, AMT, 5.00%, 10/01/32	1,250	1,321,175
County of Broward Florida School Board, COP, Refunding, Series A (AGM), 5.00%, 7/01/24	10,000	11,367,600
County of Highlands Health Facilities Authority, Refunding RB, Adventis Health, Series G, 5.13%, 11/15/16 (d)	35	39,100
County of Lee Florida, Refunding ARB, Series A, AMT:
5.50%, 10/01/23	1,000	1,154,800
(AGM), 5.00%, 10/01/27	1,635	1,769,119
County of Miami-Dade Florida, RB, AMT, Series B:
6.00%, 10/01/28	3,470	4,042,689
6.00%, 10/01/29	3,480	4,033,494
County of Miami-Dade Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/26	4,000	4,460,600
County of Miami-Dade Florida Transit System Sales Surtax Revenue, Refunding RB:
5.00%, 7/01/32	1,500	1,646,310
5.00%, 7/01/33	3,000	3,277,080
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series C (BHAC), 5.00%, 10/01/23	8,000	9,113,360
Greater Orlando Aviation Authority Airport Facilities, Refunding RB, AMT, Series B:
5.00%, 10/01/25	1,000	1,100,330
5.00%, 10/01/26	2,935	3,204,374
Midtown Miami Community Development District, Refunding, Special Assessment Bonds, 4.25%, 5/01/24 (a)	3,000	2,992,740

See Notes to Financial Statements.

52	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Midtown Miami Community Development District, Special Assessment Bonds:
Series A, 6.00%, 5/01/24	$2,530	$2,538,804
Series B, 6.50%, 5/01/37	1,805	1,811,841
Sterling Hill Community Development District, Refunding RB, Special Assessment Bonds, Series B, 5.50%, 11/01/10 (e)(f)	155	99,216

		53,972,632
Georgia — 1.2%
Fulton County Development Authority, Refunding RB, Robert Woodruff, Series B, 5.25%, 3/15/24	3,000	3,361,290
Medical Center Hospital Authority, Refunding RB, Columbus Regional Healthcare (AGM):
4.00%, 8/01/23	1,500	1,559,400
4.13%, 8/01/24	2,000	2,076,980

		6,997,670
Guam — 0.4%
Territory of Guam, RB, Section 30, Series A, 5.38%, 12/01/24	2,100	2,264,052
Hawaii — 0.9%
State of Hawaii Airports System, Refunding ARB, Series A, 5.25%, 7/01/29	5,000	5,644,400
Idaho — 0.6%
Idaho Health Facilities Authority, Refunding RB, St. Luke’s Regional Medical Center (AGM), 4.63%, 7/01/30	3,700	3,843,597
Illinois — 13.8%
City of Chicago, GO, Refunding Series A, 5.25%, 1/01/30	1,000	1,047,820
City of Chicago Illinois Midway Airport, Refunding ARB, AMT, 2nd Lien, Series A, 5.50%, 1/01/32	1,500	1,613,280
City of Chicago Illinois O’Hare International Airport, Refunding GARB, AMT:
Series C, 5.25%, 1/01/28	1,350	1,478,736
Series C, 5.25%, 1/01/29	3,020	3,287,179
Senior Lien, Series A, 5.00%, 1/01/23	13,000	14,875,250
City of Chicago Illinois Transit Authority, RB, 5.25%, 12/01/31	3,700	4,035,294
Madison-Macoupin Etc. Counties Community College District No. 536, GO, Refunding, Lewis & Clark Community College:
5.00%, 5/01/30	475	510,350
5.00%, 5/01/31	500	535,260
5.00%, 5/01/32	500	533,315
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	3,500	4,078,900
6.25%, 6/01/24	12,750	14,110,553
State of Illinois, GO:
5.25%, 2/01/30	5,000	5,453,900
5.00%, 5/01/30 (a)	10,000	10,723,900
State of Illinois, GO, Refunding, 5.00%, 8/01/21	3,000	3,435,690
State of Illinois Toll Highway Authority, RB, Series A, 5.00%, 1/01/34	9,140	9,810,510
Village of Hodgkins Illinois, RB, MBM Project, AMT, 5.90%, 11/01/17	6,000	6,006,840
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,360	1,360,299

		82,897,076
Municipal Bonds	Par (000)	Value
Indiana — 4.1%
City of Whiting Indiana, RB, BP Products North America, Inc. Project, 5.25%, 1/01/21	$4,800	$5,706,672
County of Jasper Indiana, Refunding RB, Northern Indiana Public Service Co., Series C (NPFGC), 5.85%, 4/01/19	2,000	2,288,580
Indiana Finance Authority, RB, Wastewater, 1st Lien, Series A, 5.25%, 10/01/31	10,000	11,238,700
Indiana Finance Authority, Refunding RB, US Steel Corp. Project, 6.00%, 12/01/19	5,000	5,315,850

		24,549,802
Iowa — 1.0%
Iowa Higher Education Loan Authority, RB, Private College Facility:
5.25%, 4/01/23	695	794,274
5.25%, 4/01/24	730	825,959
5.25%, 4/01/25	520	582,525
5.25%, 4/01/26	360	400,460
Iowa Higher Education Loan Authority, Refunding RB, Private College Facility:
5.00%, 9/01/22	2,315	2,339,886
Upper Iowa University Project, 5.00%, 9/01/20	1,000	1,038,410

		5,981,514
Kansas — 1.5%
Kansas Development Finance Authority, RB, KU Health System, Series H, 5.00%, 3/01/26	3,220	3,500,301
Kansas Development Finance Authority, Refunding RB:
Adventist Health System/Sunbelt Obligated Group, Series C, 5.00%, 11/15/23	1,500	1,700,985
Sisters of Charity of Leavenworth Health System, Series A, 4.00%, 1/01/22	3,425	3,624,232

		8,825,518
Kentucky — 1.5%
State of Kentucky Property & Building Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/24	8,000	9,136,320
Louisiana — 4.0%
City of New Orleans Louisiana Aviation Board, Refunding GARB, Restructuring, Series A-2 (AGC), 6.00%, 1/01/23	850	976,676
Jefferson Parish Hospital Service District No. 1, Refunding RB, West Jefferson Medical Center, Series A (AGM), 5.50%, 1/01/26	3,000	3,273,810
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, BRCC Facilities Corp. Project:
5.00%, 12/01/27	3,445	3,799,835
5.00%, 12/01/28	3,715	4,075,578
Louisiana Public Facilities Authority, Refunding RB, Entergy Gulf States Louisiana LLC Project, Series A, 5.00%, 9/01/28	2,000	2,092,940
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, 4.00%, 5/01/34	5,750	5,856,547
Terrebonne Levee & Conservation District, RB, Sales Tax, 5.00%, 7/01/28	3,660	4,029,953

		24,105,339
Maine — 0.3%
Portland Housing Development Corp., Refunding RB, Senior Living, Retirement Facilities, Series A, 6.00%, 2/01/34	1,965	1,989,504

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	53

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Maryland — 0.7%
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.13%, 6/01/20	$1,750	$1,888,687
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	790	845,213
Maryland Health & Higher Educational Facilities Authority, RB, Johns Hopkins Health System, Series B, 5.00%, 7/01/33	1,140	1,257,979

		3,991,879
Massachusetts — 2.4%
Massachusetts Health & Educational Facilities Authority, Refunding RB, Winchester Hospital, 5.00%, 7/01/25	1,060	1,142,617
Massachusetts School Building Authority, RB, Dedicated Sales Tax, Series A (AGM), 5.00%, 8/15/15 (d)	6,870	7,294,291
Massachusetts School Building Authority, Refunding RB, Senior Series A, 5.00%, 8/15/25	5,000	5,885,750

		14,322,658
Michigan — 2.7%
City of Detroit Michigan Water Supply System, Refunding RB, Second Lien, Series C (BHAC), 5.75%, 7/01/26	4,235	4,411,049
Manistee Area Public Schools, GO, Refunding, (Q-SBLF), 5.00%, 5/01/25	1,000	1,127,750
Michigan State Building Authority, Refunding RB, Facilities Program, Series II-A, 5.00%, 10/15/24	2,500	2,833,225
Michigan State Hospital Finance Authority, Refunding RB, Henry Ford Health System, 5.25%, 11/15/24	4,900	5,353,642
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/31	2,000	2,198,700

		15,924,366
Minnesota — 1.6%
City of St. Cloud Minnesota, Refunding RB, Centracare Health System, Series A, 4.25%, 5/01/21	2,300	2,534,347
University of Minnesota, RB, Biomedical Science Research Facilities Funding Program:
Series B, 5.00%, 8/01/36	1,000	1,095,970
Series C, 5.00%, 8/01/27	1,390	1,617,585
Series C, 5.00%, 8/01/28	740	853,227
Series C, 5.00%, 8/01/29	1,555	1,778,905
Series C, 5.00%, 8/01/30	1,635	1,859,191

		9,739,225
Mississippi — 0.8%
Mississippi Business Finance Corp., Refunding RB, System Energy Resource, Inc. Project, 5.88%, 4/01/22	5,000	5,001,800
Missouri — 2.9%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB, Series A, 5.00%, 6/01/30 (a)	2,000	2,218,920
Missouri Joint Municipal Electric Utility Commission Power, RB, Prairie State Project, Series A (BHAC), 5.00%, 1/01/32	5,000	5,415,050
Missouri State Environmental Improvement & Energy Resource Authority, Refunding RB, Revolving Funds Program, Series A, 5.00%, 1/01/25	3,150	3,732,592
Municipal Bonds	Par (000)	Value
Missouri (concluded)
Missouri State Health & Educational Facilities Authority, Refunding RB, SSM Health Care, Series B, 4.25%, 6/01/25	$5,975	$6,304,342

		17,670,904
Montana — 0.7%
Montana State Board of Regents, RB, 5.00%, 11/15/30	1,000	1,141,690
Yellowstone County School District No 2 Billings, GO:
5.00%, 6/15/30	715	835,642
4.50%, 6/15/31	1,780	1,978,719

		3,956,051
Nebraska — 0.9%
Douglas County School District No. 17 Nebraska, GO, Refunding, 2.00%, 6/15/25	3,380	3,158,171
Lancaster County Hospital Authority No. 1, Refunding RB, Immanuel Obligation Group, 5.50%, 1/01/30	1,000	1,075,360
Nebraska Public Power District, RB, Series A, 5.00%, 1/01/30	1,000	1,117,190

		5,350,721
Nevada — 1.6%
Clark County Department of Aviation, Refunding RB, 5.00%, 7/01/33	5,000	5,533,050
County of Humboldt Nevada, Refunding RB, Idaho Power Co. Project, 5.15%, 12/01/24	3,800	4,201,888

		9,734,938
New Jersey — 14.5%
County of Essex New Jersey Improvement Authority, LRB, Newark Project, Series A (AGM), 5.00%, 11/01/20	2,000	2,212,020
Garden State Preservation Trust, RB, Election of 2005, Series A (AGM), 5.80%, 11/01/15 (d)	5,050	5,472,230
New Jersey EDA, RB, AMT:
5.50%, 1/01/26	1,500	1,717,725
5.50%, 1/01/27	1,000	1,127,800
Continental Airlines, Inc. Project, 5.13%, 9/15/23	6,040	6,111,393
New Jersey EDA, Refunding RB:
New Jersey American Water Co., Series E, AMT, 4.70%, 12/01/25	3,000	3,209,580
School Facilities Construction, Series AA, 4.25%, 12/15/24	3,850	4,083,310
School Facilities Construction, Series EE, 5.00%, 9/01/23	3,465	3,962,401
School Facilities Construction, Series NN, 5.00%, 3/01/29	6,500	7,172,880
New Jersey Health Care Facilities Financing Authority, Refunding RB, Hackensack University Medical, Series B (AGM), 4.00%, 1/01/24	635	668,534
New Jersey Higher Education Student Assistance Authority, Refunding RB:
Series 1, AMT, 5.50%, 12/01/26	1,665	1,822,109
Series 1, AMT, 5.00%, 12/01/27	6,690	6,690,268
Student Loan, Series 1A, 4.75%, 12/01/21	2,040	2,159,605
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series X, AMT, 5.10%, 10/01/23	2,105	2,183,011
New Jersey State Turnpike Authority, Refunding RB, Series B, 5.00%, 1/01/29	10,000	11,168,300

See Notes to Financial Statements.

54	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Transportation Trust Fund Authority, RB:
Series B, 5.25%, 6/15/26	$3,500	$3,972,675
Transportation Program, Series AA, 5.25%, 6/15/31	12,000	13,409,040
Transportation System, Series A, 5.25%, 6/15/24	3,185	3,670,012
Newark Housing Authority, RB, Series A:
5.00%, 12/01/23	1,230	1,421,474
5.00%, 12/01/25	1,345	1,524,154
South Jersey Port Corp., RB, Marine Terminal, Series O-1 (AGC), 4.63%, 1/01/23	1,375	1,492,233
State of New Jersey, GO, Refunding, Series O, 5.25%, 8/01/21	1,355	1,636,759

		86,887,513
New Mexico — 0.2%
New Mexico State University, Refunding RB, Series B, 5.00%, 4/01/25	850	1,007,003
New York — 23.2%
City of New York New York, GO:
5.25%, 9/01/22	8,250	9,602,587
Series D1, 5.13%, 12/01/26	4,615	5,240,194
Sub-Series I-1, 5.50%, 4/01/21	5,000	5,939,650
City of New York New York, GO, Refunding:
Series B, 5.00%, 8/01/30	1,140	1,272,844
Series E, 5.00%, 8/01/24	4,000	4,641,920
Series E, 5.00%, 8/01/30	6,230	6,958,848
County of Essex New York Industrial Development Agency, Refunding RB, International Paper Co. Project, Series A, AMT, 5.20%, 12/01/23	5,000	5,101,950
County of Westchester New York Healthcare Corp., Refunding RB, Senior Lien, Remarketing, Series A:
5.00%, 11/01/24	5,470	5,999,660
5.00%, 11/01/30	1,000	1,051,690
Long Island Power Authority, Refunding RB, Electric System, Series A, 5.50%, 4/01/24	1,000	1,121,280
Metropolitan Transportation Authority, RB:
Series A, 5.00%, 11/15/25	1,980	2,166,556
Series B, 5.25%, 11/15/33	4,405	4,949,678
Sub-Series B-1, 5.00%, 11/15/24	2,300	2,706,824
Sub-Series B-4, 5.00%, 11/15/24	1,500	1,756,305
Monroe County Industrial Development Corp., Refunding RB, Series A, 5.00%, 7/01/29	5,695	6,388,309
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series B, 5.50%, 6/15/31	13,970	15,802,445
New York City Industrial Development Agency, Refunding RB, New York Stock Exchange Project, Series A, 4.25%, 5/01/24	1,740	1,843,669
New York City Transitional Finance Authority, BARB, Fiscal 2009, Series S-3, 5.00%, 1/15/23	3,560	4,110,910
New York City Trust for Cultural Resources, Refunding RB, Carnegie Hall, Series A, 5.00%, 12/01/29	2,750	3,093,860
New York State Dormitory Authority, RB:
Education, Series D, 5.00%, 9/15/16 (d)	5	5,546
Fordham University, Series A, 5.25%, 7/01/25	900	1,044,531
Mount Sinai School of Medicine, Series A (NPFGC), 5.15%, 7/01/24	1,000	1,140,830
Municipal Health Facilities Lease, Sub-Series 2-4, 5.00%, 1/15/27	6,900	7,647,270
Municipal Bonds	Par (000)	Value
New York (concluded)
New York State Dormitory Authority, RB (concluded):
New York University Hospitals Center, Series A, 5.00%, 7/01/22	$1,725	$1,931,345
New York University Hospitals Center, Series A, 5.13%, 7/01/23	1,670	1,864,472
North Shore-Long Island Jewish Health System, Series A, 5.50%, 5/01/30	1,495	1,614,750
New York State Dormitory Authority, Refunding RB:
Mount Sinai Hospital Series A, 4.25%, 7/01/23	2,225	2,362,483
North Shore-Long Island Jewish Health System, Series E, 5.00%, 5/01/23	2,160	2,361,074
North Shore-Long Island Jewish Obligated Group, Series E, 5.00%, 5/01/22	650	718,354
Yeshiva University, 4.00%, 9/01/23	2,860	2,826,938
Yeshiva University, 4.25%, 9/01/24	2,750	2,751,155
New York State Urban Development Corp., RB, Service Contract, Series B, 5.00%, 1/01/21	8,000	9,116,800
Port Authority of New York & New Jersey, ARB, JFK International Air Terminal LLC Project, 5.00%, 12/01/20	2,475	2,746,136
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 152nd Series, AMT, 5.00%, 11/01/23	1,000	1,102,340
Port Authority of New York & New Jersey, Refunding RB, Consolidated, 153rd Series, 5.00%, 7/15/24	2,010	2,292,646
State of New York Dormitory Authority, RB, Mental Health Services (AGM):
5.00%, 8/15/18 (d)	30	35,054
5.00%, 2/15/22	3,960	4,536,061
5.00%, 8/15/18 (d)	10	11,712
United Nations Development Corp., Refunding RB, Series A, 4.25%, 7/01/24	2,985	3,155,772

		139,014,448
North Carolina — 1.2%
City of Charlotte North Carolina, RB, Charlotte Douglas Airport, Series A, 5.00%, 7/01/33	4,000	4,322,040
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,105	1,071,817
North Carolina Medical Care Commission, Refunding RB, WakeMed, Series A, 5.00%, 10/01/31	1,500	1,626,360

		7,020,217
Ohio — 1.1%
State of Ohio Turnpike Commission, RB, Junior Lien, Infrastructure Projects, Series A-1, 5.25%, 2/15/31	6,000	6,730,500
Oregon — 2.2%
Home Forward, Refunding RB, 5.00%, 1/01/29 (a)	485	532,113
Klamath County School District, GO:
5.00%, 6/15/30	1,000	1,132,970
5.00%, 6/15/31	1,000	1,126,250
Oregon Health & Science University, Refunding RB:
Series A, 5.00%, 7/01/26	1,500	1,700,205
Series E, 5.00%, 7/01/30	1,000	1,104,240

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	55

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Oregon (concluded)
Oregon State Facilities Authority, Refunding RB, Series A:
Reed College Project, 5.00%, 7/01/29	$1,835	$2,031,510
5.00%, 11/15/29	1,000	1,109,080
State of Oregon, GO, Series H, 5.00%, 5/01/36	2,000	2,225,520
Umatilla County School District No 16R Pendleton, Series A, 5.00%, 6/15/32	2,000	2,294,260

		13,256,148
Pennsylvania — 7.5%
City of Philadelphia Pennsylvania, ARB, Series A, AMT, 5.00%, 6/15/20	2,895	3,179,057
City of Pittsburgh Pennsylvania, GO, Refunding, Series B (AGM), 5.25%, 9/01/17	9,630	10,652,417
County of Allegheny Pennsylvania, GO, Refunding, Series C-68, 5.00%, 11/01/25	2,515	2,782,118
County of Allegheny Pennsylvania, GO, Series C-67:
5.00%, 11/01/25	2,700	2,986,767
5.00%, 11/01/26	2,375	2,612,381
Montgomery County IDA Pennsylvania, MRB, Whitemarsh Continuing Care, 6.00%, 2/01/21	3,500	3,571,855
Pennsylvania Economic Development Financing Authority, RB, National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	7,710	7,711,157
Pennsylvania Turnpike Commission, RB, Sub-Series B, 5.25%, 12/01/31	4,000	4,376,240
South Fork Municipal Authority, Refunding RB, Conemaugh Valley Memorial Hospital, Series A (AGC), 6.00%, 7/01/26	6,225	7,111,191

		44,983,183
Puerto Rico — 1.6%
Puerto Rico Housing Finance Authority, Refunding RB, Subordinate, Capital Fund Modernization, 5.13%, 12/01/27	9,450	9,468,711
Rhode Island — 1.1%
Rhode Island Clean Water Finance Agency, RB, 5.00%, 10/01/32	1,435	1,638,583
Rhode Island Health & Educational Building Corp., RB, City of Newport Issue Financing Program, Series C, 5.00%, 5/15/30	2,305	2,557,421
Rhode Island Health & Educational Building Corp., Refunding RB, 5.00%, 9/01/32	2,000	2,274,640

		6,470,644
South Carolina — 0.2%
County of Florence South Carolina, Refunding RB, McLeod Regional Medical Center, Series A, 4.50%, 11/01/25	1,000	1,066,190
South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Regional Health, 5.00%, 9/01/25	1,000	1,097,440
Tennessee — 1.3%
County of Memphis-Shelby Tennessee Sports Authority, Inc., Refunding RB, Memphis Arena Project:
Series A, 5.00%, 11/01/23	2,695	2,982,583
Series B, 5.00%, 11/01/22	1,000	1,117,680
Knox County Health Educational & Housing Facility Board Tennessee, Refunding RB, Eastowne Village Project, 4.00%, 6/01/31 (c)	3,625	3,869,180

		7,969,443
Municipal Bonds	Par (000)	Value
Texas — 8.6%
City of Grapevine Texas, GO, 5.00%, 2/15/33	$5,685	$6,389,372
City of Houston Texas, Refunding ARB, Series A:
Senior Lien, 5.25%, 7/01/29	4,055	4,570,107
Subordinate Lien, AMT, 5.00%, 7/01/25	1,500	1,664,115
Subordinate Lien, AMT, 5.00%, 7/01/32	1,010	1,073,226
Dallas-Fort Worth International Airport Facilities Improvement Corp., ARB, Series 2001-A-1, AMT, 6.15%, 1/01/16	4,000	3,992,960
Dallas/Fort Worth International Airport, Refunding RB, AMT:
Series E, 5.00%, 11/01/26	2,185	2,368,824
Series E, 5.00%, 11/01/27	4,960	5,341,474
Series F, 5.00%, 11/01/31	6,345	6,727,540
Frisco ISD, GO, Refunding, (PSF-GTD), 4.25%, 8/15/28	3,700	4,001,698
Love Field Airport Modernization Corp., RB, Southwest Airlines Co. Project, AMT, 5.00%, 11/01/28	1,000	1,063,690
Red River Education Financing Corp., RB, 5.00%, 3/15/33	1,340	1,468,586
San Jacinto River Authority, RB, Special Project (AGM), 5.25%, 10/01/25	2,910	3,201,931
Socorro ISD, GO, Refunding, School Building (PSF-GTD), 5.00%, 8/15/32	2,500	2,835,950
Via Metropolitan Transit Authority, Refunding RB:
5.25%, 8/01/28	1,585	1,779,876
5.25%, 8/01/29	1,720	1,912,932
5.25%, 8/01/33	3,000	3,260,820

		51,653,101
US Virgin Islands — 1.0%
Virgin Islands Public Finance Authority, Refunding RB, Series A, 5.25%, 10/01/24	5,000	5,872,900
Virginia — 1.0%
Virginia Commonwealth Transportation Board, RB, 5.00%, 5/15/28	5,000	5,735,250
West Virginia — 1.4%
West Virginia Hospital Finance Authority, Refunding RB, Charleston Area Medical Center, Inc., Series A, 5.13%, 9/01/23	4,000	4,406,400
West Virginia University, RB, West Virginia University Project, Series B, 5.00%, 10/01/30	3,500	3,903,270

		8,309,670
Wisconsin — 1.5%
Public Finance Authority, Refunding RB, Wisconsin Airport Facilities, Senior Obligated Group, Series B, AMT, 5.25%, 7/01/28	4,765	4,926,057
WPPI Energy, Refunding RB, Supply System, Series A, 5.00%, 7/01/33	3,500	3,822,455

		8,748,512
Total Municipal Bonds — 136.3%		816,471,456

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
California — 1.7%
Sequoia Union High School District California, GO, Refunding, Election of 2004, Series B (AGM), 5.50%, 7/01/16 (d)	9,028	10,024,116

See Notes to Financial Statements.

56	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Illinois — 3.9%
Du Page & Will Counties Community School District No. 204, GO, School Building, Series A (NPFGC), 5.25%, 12/30/22	$8,650	$9,698,522
McHenry County Conservation District Illinois, GO, (AGM), 5.13%, 2/01/27	12,695	13,828,283

		23,526,805
Louisiana — 2.4%
State of Louisiana, GO, Series A, 5.00%, 8/01/24	12,000	14,229,840
Massachusetts — 1.9%
Massachusetts Development Finance Agency, Refunding RB, Partners Healthcare, Series L, 5.00%, 7/01/31	10,175	11,189,014
Minnesota — 1.9%
State of Minnesota, GO, State Various Purposes, Series A, 4.00%, 8/01/29	10,525	11,468,012
New York — 7.0%
City Of New York New York, GO, Refunding, Series E, 5.00%, 8/01/27	3,507	4,029,469
City of New York New York, GO, Series I, 5.00%, 3/01/32	7,009	7,797,443
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series A, 4.75%, 6/15/30	8,000	8,766,240
Metropolitan Transportation Authority, RB, Series B, 5.25%, 11/15/25	4,001	4,665,231
New York State Urban Development Corp., RB, Series A-1, 5.00%, 3/15/32	5,501	6,152,384
Port Authority of New York & New Jersey, ARB, Consolidated, 169th Series, AMT, 5.00%, 10/15/26	5,530	6,178,393
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New York (concluded)
Port Authority of New York & New Jersey, RB, 178th Series, AMT, 5.00%, 12/01/32	$4,009	$4,382,235

		41,971,395
Washington — 1.8%
Snohomish County School District No. 15-Edmonds Washington, GO, (NPFGC), 5.00%, 12/01/19	10,000	10,963,800
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 20.6%		123,372,982
Total Long-Term Investments (Cost — $886,713,771) — 156.9%		939,844,438

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (h)(i)	25,184,531	25,184,531
Total Short-Term Securities (Cost — $25,184,531) — 4.2%		25,184,531
Total Investments (Cost — $911,898,302) — 161.1%		965,028,969
Liabilities in Excess of Other Assets — (1.7)%		(9,769,782)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (11.5%)		(69,092,788)
VMTP Shares, at Liquidation Value — (47.9%)		(287,100,000)

Net Assets Applicable to Common Shares — 100.0%		$599,066,399

Notes to Schedule of Investments

(a)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Wedbush Morgan Securities	$532,113	$2,066
Citigroup Global Markets, Inc.	$2,992,740	$22,800
Goldman Sachs & Co.	$2,218,920	$9,520
Piper Jaffray & Co.	$745,943	$1,703
Wells Fargo Bank NA	$10,723,900	$35,200

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Variable rate security. Rate shown is as of report date.

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act 1940, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	3,667,115	21,517,416	25,184,531	$393

(i)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	57

Schedule of Investments (concluded)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(720)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$89,583,750	$(82,464)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$939,844,438	—	$939,844,438
Short-Term Securities	$25,184,531	—	—	25,184,531

Total	$25,184,531	$939,844,438	—	$965,028,969

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(82,464)	—	—	$(82,464)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$983,000	—	—	$983,000
Liabilities:
TOB trust certificates	—	$(69,070,132)	—	(69,070,132)
VMTP Shares	—	(287,100,000)	—	(287,100,000)

Total	$983,000	$(356,170,132)	—	$(355,187,132)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

58	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments April 30, 2014	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.1%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.25%, 1/01/19	$1,490	$1,497,346
County of Jefferson Alabama Sewer, Refunding RB:
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/38 (a)	585	355,528
Convertible CAB, Senior Lien, Series C (AGM), 0.00%, 10/01/42 (a)	510	307,968
Senior Lien, Series A (AGM), 5.00%, 10/01/44	805	816,874
Sub-Lien, Series D, 6.00%, 10/01/42	3,575	3,771,267

		6,748,983
Alaska — 1.0%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	1,570	1,515,128
5.00%, 6/01/46	2,250	1,633,410

		3,148,538
Arizona — 0.3%
County of Maricopa Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	900	823,374
County of Pima Arizona IDA, RB, Arizona Charter Schools Project, Series C, 6.75%, 7/01/31	45	45,022

		868,396
California — 14.0%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	2,200	2,532,552
Sutter Health, Series B, 6.00%, 8/15/42	3,170	3,755,119
California Health Facilities Financing Authority, Refunding RB, St. Joseph Health System, Series A, 5.00%, 7/01/33	1,265	1,383,594
California Pollution Control Financing Authority, RB (b):
County of San Diego California Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	1,230	1,230,271
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 7/01/37	1,025	1,027,655
Poseidon Resources (Channel Side) LP Desalination Project, AMT, 5.00%, 11/21/45	1,495	1,465,414
California State Public Works Board, LRB Various Capital Projects:
Series I, 5.00%, 11/01/38	775	830,699
Sub-Series I-1, 6.38%, 11/01/34	1,185	1,420,922
City of Los Angeles California Department of Airports, Refunding ARB, Los Angeles International Airport Series A:
5.25%, 5/15/39	800	901,248
Senior, 5.00%, 5/15/40	5,930	6,391,532
City of Stockton California Public Financing Authority, ARB, Delta Water Supply Project, Series A, 6.25%, 10/01/40	360	402,642
San Diego Community College District California, GO, Election of 2006, 5.00%, 8/01/43	1,085	1,195,496
San Marcos Unified School District, GO, CAB, Election of 2010, Series B, 0.00%, 8/01/42 (c)	2,000	491,460
State of California, GO, Various Purposes:
6.00%, 3/01/33	2,525	3,026,313
6.50%, 4/01/33	14,925	18,189,545
Municipal Bonds	Par (000)	Value
California (concluded)
Tobacco Securitization Authority of Southern California, Refunding RB, Tobacco Settlement, Asset-Backed, Senior Series A-1, 4.75%, 6/01/25	$1,075	$1,050,060

		45,294,522
Colorado — 2.0%
Colorado Health Facilities Authority, RB, Catholic Health Initiatives, Series D, 6.25%, 10/01/33	1,060	1,215,385
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	1,000	1,015,910
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment, 8.00%, 6/01/14 (d)	3,300	3,322,275
University of Colorado, RB, Series A, 5.75%, 6/01/28	750	892,433

		6,446,003
Connecticut — 1.9%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, Series A, 5.00%, 11/15/40	1,375	1,464,512
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University, Series G, 5.00%, 7/01/35	3,385	3,701,701
Mohegan Tribe of Indians of Connecticut, Refunding RB, Public Improvement, Priority Distribution, 6.25%, 1/01/31	950	950,247

		6,116,460
Delaware — 1.7%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Power LLC Project, 6.00%, 10/01/40	1,125	1,203,919
Delaware State EDA, RB, Exempt Facilities, Indian River Power LLC Project, 5.38%, 10/01/45	4,065	4,147,641

		5,351,560
District of Columbia — 2.5%
District of Columbia, Refunding RB, Kipp Charter School, Series A, 6.00%, 7/01/43	240	266,026
Metropolitan Washington Airports Authority, Refunding RB:
1st Senior Lien, Series A, 5.25%, 10/01/44	1,500	1,577,805
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/33 (c)	6,590	2,427,229
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/34 (c)	4,830	1,653,212
CAB, 2nd Senior Lien, Series B (AGC), 0.00%, 10/01/35 (c)	6,515	2,072,682

		7,996,954
Florida — 3.8%
County of Hillsborough Florida IDA, RB, National Gypsum Co., Series B, AMT, 7.13%, 4/01/30	2,720	2,722,149
County of Miami-Dade Florida Aviation, Refunding ARB, Miami International Airport, Series A-1, 5.38%, 10/01/41	1,165	1,264,130
County of Tampa-Hillsborough Florida Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	645	689,073
Mid-Bay Bridge Authority, RB, Springing Lien, Series A, 7.25%, 10/01/40	3,015	3,439,060
Midtown Miami Community Development District, Special Assessment Bonds, Series A, 6.25%, 5/01/37	915	918,321

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	59

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Palm Coast Park Community Development District, Special Assessment Bonds, 5.70%, 5/01/37	$1,135	$752,255
Village Community Development District No. 10, Special Assessment Bonds, 5.13%, 5/01/43	2,480	2,426,854

		12,211,842
Georgia — 3.1%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	130	144,079
Fulton County Residential Care Facilities for the Elderly Authority, Refunding RB, Canterbury Court Project, Series A, 6.13%, 2/15/26	2,000	2,020,980
Metropolitan Atlanta Rapid Transit Authority, RB, Sales Tax, 3rd Indenture, Series A, 5.00%, 7/01/39	3,465	3,768,187
Municipal Electric Authority of Georgia, Refunding RB:
Series W, 6.60%, 1/01/18	3,120	3,413,935
Series X, 6.50%, 1/01/20	730	835,040

		10,182,221
Hawaii — 0.5%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	1,355	1,495,771
Illinois — 22.7%
City of Chicago Illinois, GARB, O’Hare International Airport, 3rd Lien, Series C, 6.50%, 1/01/41	5,865	6,804,808
City of Chicago Illinois, GO, Series A:
Project, 5.00%, 1/01/34	3,200	3,230,208
Refunding, 5.25%, 1/01/32	4,555	4,726,040
City of Chicago Illinois, Refunding RB, Sales Tax, Series A, 5.25%, 1/01/38	820	869,831
City of Chicago Illinois, Special Assessment Bonds, Lake Shore East, 6.75%, 12/01/32	800	811,200
City of Chicago Illinois Board of Education, GO, Series A, 5.25%, 12/01/41	4,455	4,468,588
City of Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/40	1,050	1,120,948
City of Chicago Illinois Waterworks, Refunding RB, 2nd Lien:
Project, 5.00%, 11/01/42	3,780	3,901,527
Water Project (AGM), 5.25%, 11/01/33	1,325	1,399,902
County of Cook Illinois Community College District No. 508, GO, City College of Chicago, 5.50%, 12/01/38	805	887,521
Illinois Finance Authority, RB:
Advocate Health Care Network, Series D, 6.50%, 11/01/38	5,000	5,787,750
Community Rehabilitation Providers Facilities, Series A, 6.50%, 7/01/22	285	285,003
Illinois Finance Authority, Refunding RB, Central Dupage Health, Series B, 5.50%, 11/01/39	1,610	1,787,422
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38	2,315	2,441,399
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
Series B (AGM), 5.00%, 6/15/50	4,315	4,402,422
Series B-2, 5.00%, 6/15/50	2,500	2,550,050
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	440	512,776
6.00%, 6/01/28	1,140	1,322,879
Regional Transportation Authority, RB:
Series A (AMBAC), 7.20%, 11/01/20	1,065	1,242,333
Series A (NPFGC), 6.70%, 11/01/21	5,920	6,895,616
Series C (NPFGC), 7.75%, 6/01/20	2,500	3,023,225
Municipal Bonds	Par (000)	Value
Illinois (concluded)
State of Illinois, GO:
5.00%, 2/01/39	$1,540	$1,595,209
Series A, 5.00%, 4/01/35	3,000	3,127,020
Series A, 5.00%, 4/01/38	3,640	3,766,963
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	630	698,298
University of Illinois, RB, Auxiliary Facilities System, Series A:
5.00%, 4/01/39	810	869,584
5.00%, 4/01/44	985	1,051,655
Village of Hodgkins Illinois, RB, Metropolitan Biosolids Management LLC Project, AMT, 6.00%, 11/01/23	2,800	2,803,080
Village of Wheeling Illinois, Tax Allocation Bonds, North Milwaukee/Lake-Cook TIF Project, 6.00%, 1/01/25	1,320	1,320,290

		73,703,547
Indiana — 4.2%
City of Valparaiso Indiana, RB, Exempt Facilities, Pratt Paper LLC Project, AMT:
6.75%, 1/01/34	790	847,283
7.00%, 1/01/44	1,905	2,056,066
Indiana Finance Authority, RB, Series A:
CWA Authority Project, 1st Lien, 5.25%, 10/01/38	3,280	3,607,114
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/44	450	454,388
Private Activity Bond, Ohio River Bridges East End Crossing Project, AMT, 5.00%, 7/01/48	1,430	1,448,805
Sisters of St. Francis Health Services, 5.25%, 11/01/39	840	887,578
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	2,795	3,034,559
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 1/15/40	1,270	1,372,235

		13,708,028
Iowa — 2.3%
Iowa Finance Authority, Refunding RB, Midwestern Disaster Area, Iowa Fertilizer Co. Project:
5.00%, 12/01/19	960	971,616
5.50%, 12/01/22	2,340	2,377,744
5.25%, 12/01/25	460	459,821
Iowa Student Loan Liquidity Corp., Refunding RB, Student Loan, Senior Series A-1, AMT, 5.15%, 12/01/22	1,595	1,666,153
Iowa Tobacco Settlement Authority, Refunding RB, Asset-Backed, Series C, 5.63%, 6/01/46	2,405	2,047,232

		7,522,566
Kentucky — 0.6%
Kentucky Economic Development Finance Authority, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,069,456
Kentucky Public Transportation Infrastructure Authority, RB, Downtown Crossing Project, Convertible CAB, 1st Tier, Series C, 0.00%, 7/01/43 (a)	1,200	730,716

		1,800,172
Louisiana — 3.8%
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Project, Series A-1, 6.50%, 11/01/35	3,320	3,692,736

See Notes to Financial Statements.

60	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Louisiana (concluded)
Sabine River Authority Louisiana, Refunding RB, International Paper Co. Project, 6.20%, 2/01/25	$3,600	$3,606,840
Tobacco Settlement Financing Corp., Refunding RB, Asset-Backed, Series A:
5.50%, 5/15/30	1,020	1,102,396
5.25%, 5/15/31	870	920,556
5.25%, 5/15/32	1,110	1,167,542
5.25%, 5/15/33	1,205	1,264,141
5.25%, 5/15/35	505	529,998

		12,284,209
Maryland — 1.7%
County of Montgomery Maryland, GO, West Germantown Development District, Series A (Radian), 6.70%, 7/01/27	1,100	1,102,860
Maryland Community Development Administration, Refunding, HRB, Residential, Series D, AMT, 4.90%, 9/01/42	1,500	1,506,600
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	435	453,144
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,160	1,241,072
Maryland Health & Higher Educational Facilities Authority, RB, University of Maryland Medical System, Series B (NPFGC), 7.00%, 7/01/22	890	1,079,036

		5,382,712
Massachusetts — 3.4%
Massachusetts Development Finance Agency, Refunding RB, Covanta Energy Project, Series C, AMT, 5.25%, 11/01/42	2,205	2,216,885
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare System, Series J1, 5.00%, 7/01/39	990	1,057,845
Massachusetts HFA, RB, AMT:
M/F Housing, Series A, 5.20%, 12/01/37	2,830	2,857,139
S/F Housing, Series 130, 5.00%, 12/01/32	2,720	2,778,045
Massachusetts HFA, Refunding RB, Series F, AMT, 5.70%, 6/01/40	2,035	2,106,103

		11,016,017
Michigan — 7.6%
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien:
Series A, 5.00%, 7/01/32	1,565	1,510,538
Series A, 5.25%, 7/01/39	4,425	4,304,198
Series B (AGM), 7.50%, 7/01/33	910	987,295
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	1,380	1,458,991
Michigan State Hospital Finance Authority, Refunding RB, Series A:
Henry Ford Health System, 5.25%, 11/15/46	5,080	5,115,611
McLaren Health Care, 5.75%, 5/15/38	8,560	9,613,479
Royal Oak Hospital Finance Authority, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/18 (d)	1,400	1,717,128

		24,707,240
Mississippi — 1.4%
County of Lowndes Mississippi, Refunding RB, Solid Waste Disposal & Pollution Control, Weyerhaeuser Co. Project, Series A, 6.80%, 4/01/22	3,000	3,527,370
Municipal Bonds	Par (000)	Value
Mississippi (concluded)
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	$1,065	$1,151,680

		4,679,050
Missouri — 0.2%
Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Refunding RB, Combined Lien, Series A, 5.00%, 10/01/44	255	275,719
State of Missouri Health & Educational Facilities Authority, Refunding RB, St. Louis College of Pharmacy Project, 5.50%, 5/01/43	245	259,068

		534,787
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	825	872,850
5.00%, 9/01/42	1,445	1,493,653

		2,366,503
New Jersey — 4.3%
New Jersey EDA, RB, Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	1,955	1,975,782
New Jersey EDA, Refunding, Special Assessment Bonds, Kapkowski Road Landfill Project, 5.75%, 4/01/31	2,240	2,387,840
New Jersey Housing & Mortgage Finance Agency, RB, S/F Housing, Series AA, 6.38%, 10/01/28	625	651,188
New Jersey State Turnpike Authority, RB, Series A, 5.00%, 1/01/43	1,985	2,114,938
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A, 5.50%, 6/15/41	1,635	1,797,355
Series B, 5.25%, 6/15/36	2,460	2,669,518
Rutgers - The State University of New Jersey, Refunding RB, Series L:
5.00%, 5/01/38	505	557,318
5.00%, 5/01/43	525	574,749
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Series 1A, 4.50%, 6/01/23	1,335	1,292,841

		14,021,529
New York — 13.0%
City of New York New York Industrial Development Agency, ARB, British Airways PLC Project, AMT, 7.63%, 12/01/32	1,920	1,929,773
City of New York New York Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series C-1, 6.50%, 7/01/17	595	595,042
City of New York New York Transitional Finance Authority, RB, Fiscal 2009, Series S-3, 5.25%, 1/15/39	6,700	7,433,650
City of New York New York Transitional Finance Authority, Future Tax Secured Bonds, RB, Fiscal 2012, Sub-Series E-1, 5.00%, 2/01/42	2,460	2,653,061
Metropolitan Transportation Authority, RB, Series C, 6.50%, 11/15/28	9,405	11,262,581
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	10,735	11,586,930
New York Liberty Development Corp., Refunding RB, 2nd Priority, Bank of America Tower at One Bryant Park Project, Class 3, 6.38%, 7/15/49	1,220	1,326,896
New York State Dormitory Authority, Refunding RB, General Purpose, Series A, 5.00%, 6/15/31	1,790	2,005,319

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	61

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
Port Authority of New York & New Jersey, ARB, Special Project, JFK International Air Terminal LLC Project, Series 8:
6.00%, 12/01/36	$1,165	$1,281,349
6.00%, 12/01/42	1,250	1,372,587
Westchester County Industrial Development Agency, RB, Special Needs Facilities Pooled Program, Series E-1, 6.50%, 7/01/17	850	850,068

		42,297,256
North Carolina — 1.8%
County of Gaston North Carolina Industrial Facilities & Pollution Control Financing Authority, RB, Exempt Facilities, National Gypsum Co. Project, AMT, 5.75%, 8/01/35	1,675	1,624,700
North Carolina Medical Care Commission, RB, Health Care Facilities, Duke University Health System, Series A, 5.00%, 6/01/42	1,400	1,525,090
North Carolina Medical Care Commission, Refunding RB:
Carolina Village Project, 6.00%, 4/01/38	2,000	2,041,780
First Mortgage, Retirement Facilities Whitestone Project, Series A, 7.75%, 3/01/41	595	654,714

		5,846,284
Ohio — 0.2%
County of Franklin Ohio, RB, Health Care Facilities Improvement, OPRS Communities Obligation Group, Series A, 6.13%, 7/01/40	660	691,211
Pennsylvania — 1.7%
City of Philadelphia Pennsylvania IDA, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,268,428
Pennsylvania Economic Development Financing Authority, RB, Aqua Pennsylvania, Inc. Project, Series B, 5.00%, 11/15/40	1,890	2,005,252
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	1,105	1,187,709
Philadelphia Hospitals & Higher Education Facilities Authority, RB, Temple University Health System, Series A, 5.63%, 7/01/42	1,230	1,175,585

		5,636,974
South Carolina — 1.1%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	3,280	3,498,317
Tennessee — 0.3%
City of Chattanooga Tennessee Health Educational & Housing Facility Board, RB, Catholic Health Initiatives, Series A, 5.25%, 1/01/45	995	1,069,456
Texas — 9.3%
Brazos River Authority, Refunding RB, Texas Utility Co., Series A, AMT, 7.70%, 4/01/33 (e)(f)	1,500	41,250
Central Texas Regional Mobility Authority, Refunding RB:
Senior Lien, 6.25%, 1/01/46	2,140	2,341,952
Sub-Lien, 5.00%, 1/01/42	315	306,240
City of Dallas Texas Waterworks & Sewer System, Refunding RB, 5.00%, 10/01/35	510	571,878
City of Houston Texas Airport System, RB, Special Facilities, Continental Airlines, Inc., AMT, Series E, 6.75%, 7/01/21	4,820	4,821,398
Clifton Higher Education Finance Corp., RB, Idea Public Schools, 6.00%, 8/15/43	745	829,043
Municipal Bonds	Par (000)	Value
Texas (concluded)
County of Harris Texas Cultural Education Facilities Finance Corp., RB, 1st Mortgage, Brazos Presbyterian Homes, Inc. Project, Series B, 7.00%, 1/01/48	$455	$482,832
County of Harris Texas Health Facilities Development Corp., Refunding RB, Memorial Hermann Healthcare System, Series B, 7.25%, 12/01/18 (d)	2,000	2,543,920
Fort Bend County Industrial Development Corp., RB, NRG Energy Project, Series B, 4.75%, 11/01/42	1,475	1,441,208
North Texas Tollway Authority, Refunding RB, 1st Tier, Series A, 6.25%, 1/01/39	7,000	7,951,370
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	2,000	2,318,960
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	3,000	3,424,260
Texas State University System, Refunding RB, 5.00%, 3/15/30	2,750	2,937,275

		30,011,586
Utah — 0.9%
City of Riverton Utah, RB, IHC Health Services, Inc., 5.00%, 8/15/41	2,780	2,932,956
Virginia — 2.7%
County of Fairfax Virginia EDA, Refunding RB, Goodwin House, Inc.:
5.13%, 10/01/37	500	511,535
5.13%, 10/01/42	3,440	3,509,488
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings LLC Project, AMT:
5.25%, 1/01/32	1,615	1,691,987
6.00%, 1/01/37	2,915	3,161,172

		8,874,182
Washington — 2.1%
Washington Health Care Facilities Authority, RB, Catholic Health Initiatives, Series A, 5.75%, 1/01/45	2,290	2,543,801
Washington Health Care Facilities Authority, Refunding RB, Catholic Health Initiatives, Series D, 6.38%, 10/01/36	3,700	4,261,549

		6,805,350
Wisconsin — 3.4%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	7,100	8,306,858
State of Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, Series E, 5.00%, 11/15/33	2,465	2,705,264

		11,012,122
Total Municipal Bonds — 122.3%		396,263,304

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
California — 6.4%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	3,271	3,578,910

See Notes to Financial Statements.

62	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
California (concluded)
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	$2,610	$2,959,062
City & County of San Francisco California Public Utilities Commission, RB, Water Revenue, Series B, 5.00%, 11/01/39	9,480	10,454,923
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,290	2,538,213
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	1,077	1,237,530

		20,768,638
Colorado — 0.7%
Colorado Health Facilities Authority, Refunding RB, Catholic Health Initiatives, Series A, 5.50%, 7/01/34 (h)	2,129	2,414,791
Connecticut — 2.0%
Connecticut State Health & Educational Facility Authority, RB, Yale University, Series Z-3, 5.05%, 7/01/42	6,000	6,621,480
Florida — 1.9%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	5,679	6,097,457
Illinois — 1.0%
State of Illinois Toll Highway Authority, RB, Senior Priority, Series B, 5.50%, 1/01/33	2,999	3,334,219
Maryland — 0.8%
Maryland State Transportation Authority, RB, Transportation Facilities Project (AGM), 5.00%, 7/01/41	2,290	2,498,734
Massachusetts — 0.8%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	2,266	2,466,950
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	2,009	2,280,010
New York — 5.4%
City of New York New York Municipal Water Finance Authority, Refunding RB, Water & Sewer System 2nd General Resolution:
Series DD, 5.00%, 6/15/37	6,299	6,681,185
Series FF-2, 5.50%, 6/15/40	1,575	1,783,692
Hudson Yards Infrastructure Corp., RB, Fiscal 2012, Series A, 5.75%, 2/15/47 (h)	1,610	1,787,715
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51 (h)	6,440	7,123,219

		17,375,811
North Carolina — 2.1%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke University Project, Series A, 5.00%, 10/01/41	6,239	6,715,160
Ohio — 5.6%
Ohio Higher Educational Facility Commission, RB, Cleveland Clinic Health, Series A, 5.25%, 1/01/33	2,400	2,638,800
State of Ohio, Refunding RB, Cleveland Clinic Health System Obligated Group, Series A, 5.50%, 1/01/39	13,843	15,583,877

		18,222,677
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
South Carolina — 1.7%
State of South Carolina Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (h)	$4,995	$5,611,533
Texas — 3.2%
City of San Antonio Texas Public Service Board, RB, Electric & Gas Systems, Junior Lien, 5.00%, 2/01/43	2,520	2,725,682
County of Harris Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	3,400	3,684,954
Texas Department of Housing & Community Affairs, RB, S/F Mortgage, Series B, AMT (Ginnie Mae), 5.25%, 9/01/32	1,941	1,983,594
University of Texas, Refunding RB, Financing System, Series B, 5.00%, 8/15/43	1,830	2,022,232

		10,416,462
Washington — 5.7%
Central Puget Sound Regional Transit Authority, RB, Series A:
5.00%, 11/01/34	5,000	5,491,250
5.00%, 11/01/36	4,000	4,393,000
(AGM), 5.00%, 11/01/32	7,693	8,475,186

		18,359,436
Wisconsin — 0.8%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., Obligated Group, Series C, 5.25%, 4/01/39 (h)	2,499	2,658,020
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 38.8%		125,841,378
Total Long-Term Investments (Cost — $480,721,809) — 161.1%		522,104,682

Short-Term Securities	Shares
Money Market Funds — 0.5%
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	1,726,061	1,726,061

Short-Term Securities	Par (000)
Tennessee — 0.1%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, VRDN, Methodist Le Bonheur Healthcare, Series B (US Bank NA SBPA), 0.14%, 6/01/42 (k)	$300	300,000
Total Short-Term Securities (Cost — $2,026,061) — 0.6%		2,026,061
Total Investments (Cost — $482,747,870) — 161.7%		524,130,743
Other Assets Less Liabilities — 2.1%		6,746,892
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (20.6%)		(66,731,552)
VMTP Shares, at Liquidation Value — (43.2%)		(140,000,000)

Net Assets Applicable to Common Shares — 100.0%		$324,146,083

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	63

Schedule of Investments (continued)	BlackRock MuniVest Fund II, Inc. (MVT)

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.

(d)	U.S. government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(e)	Non-income producing security.

(f)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(g)	Represent bonds transferred to a TOB. In exchange for which the Fund acquired residual interest certificates. These bonds serve as collateral in a financing transaction. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to November 15, 2019 is $ $13,378,781.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2014, for purposes of Section 2(a)(3) of the Investment Company Act 1940, were as follows:

Affiliate	Shares Held at April 30, 2013	Net Activity	Shares Held at April 30, 2014	Income
FFI Institutional Tax-Exempt Fund	5,335,715	(3,609,654)	1,726,061	$1,393

(j)	Represents the current yield as of report date.

(k)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•	Financial futures contracts outstanding as of April 30, 2014 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(329)	10-Year U.S Treasury Note	Chicago Board of Trade	June 2014	$40,934,797	$(74,117)

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

64	ANNUAL REPORT	APRIL 30, 2014

Schedule of Investments (concluded)	BlackRock MuniVest Fund II, Inc. (MVT)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$522,104,682	—	$522,104,682
Short-Term Securities	$1,726,061	300,000	—	2,026,061

Total	$1,726,061	$522,404,682	—	$524,130,743

[1] See above Schedule of Investments for values in each state or political subdivision.
	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(74,117)	—	—	$(74,117)
[2] Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

The carrying amount for certain of the Fund’s assets and/or liabilities approximates fair value for financial statement purposes. As of April 30, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$450,000	—	—	$450,000
Liabilities:
Bank overdraft	—	$(603)	—	(603)
TOB trust certificates	—	(66,714,748)	—	(66,714,748)
VMTP Shares	—	(140,000,000)	—	(140,000,000)

Total	$450,000	$(206,715,351)	—	$(206,265,351)

There were no transfers between levels during the year ended April 30, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	65

Statements of Assets and Liabilities

April 30, 2014	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Assets
Investments at value — unaffiliated[1]	$552,006,585	$559,756,678	$373,587,564	$274,962,684
Investments at value — affiliated[2]	259,703	3,108,476	804,766	944,029
Cash pledged for financial futures contracts	683,000	294,000	417,000	245,000
Interest receivable	9,716,837	7,546,141	5,570,189	3,908,558
Investments sold receivable	7,156,595	—	3,250,270	1,005,610
Deferred offering costs	—	222,760	38,654	32,535
Prepaid expenses	17,948	81,305	29,715	28,088

Total assets	569,840,668	571,009,360	383,698,158	281,126,504

Accrued Liabilities
Investments purchased payable	10,557,924	—	—	—
Income dividends payable — Common Shares	2,236,480	1,788,707	1,250,790	937,918
Investment advisory fees payable	249,761	232,368	171,566	125,778
Variation margin payable on financial futures contracts	210,940	94,923	113,486	75,517
Bank overdraft	—	—	1,197	854
Interest expense and fees payable	14,444	25,675	13,136	11,077
Officer’s and Directors’ fees payable	5,130	3,683	2,418	1,808
Other accrued expenses payable	102,109	106,937	94,185	81,380

Total accrued liabilities	13,376,788	2,252,293	1,646,778	1,234,332

Other Liabilities
TOB trust certificates	71,144,505	73,378,987	60,238,073	48,497,038
VRDP Shares, at liquidation value of $100,000 per share[3,4]	—	142,500,000	—	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	83,700,000	55,000,000

Total other liabilities	71,144,505	215,878,987	143,938,073	103,497,038

Total liabilities	84,521,293	218,131,280	145,584,851	104,731,370

Net Assets Applicable to Common Shareholders	$485,319,375	$352,878,080	$238,113,307	$176,395,134

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$479,994,397	$316,096,121	$210,679,970	$155,428,474
Undistributed net investment income	2,315,804	6,889,231	3,236,074	3,063,134
Accumulated net realized loss	(12,952,501)	(12,066,726)	(3,201,132)	(3,225,251)
Net unrealized appreciation/depreciation	15,961,675	41,959,454	27,398,395	21,128,777

Net Assets Applicable to Common Shareholders	$485,319,375	$352,878,080	$238,113,307	$176,395,134

Net asset value, per Common Share	$13.56	$11.94	$16.85	$15.61

[1] Investments at cost — unaffiliated	$535,933,435	$517,702,500	$346,105,928	$253,793,855
[2] Investments at cost — affiliated	$259,703	$3,108,476	$804,766	$944,029
[3] VRDP/VMTP Shares outstanding, par value $0.10	—	1,425	837	550
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	—	8,905	5,837	4,030
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	35,783,679	29,565,404	14,133,224	11,300,218

See Notes to Financial Statements.

66	ANNUAL REPORT	APRIL 30, 2014

Statements of Assets and Liabilities (continued)

April 30, 2014	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Assets
Investments at value — unaffiliated[1]	$288,282,316	$939,844,438	$522,404,682
Investments at value — affiliated[2]	4,947,879	25,184,531	1,726,061
Cash pledged for financial futures contracts	250,998	983,000	450,000
Interest receivable	4,288,578	12,667,215	8,516,258
Investments sold receivable	—	215,000	20,000
Deferred offering costs	39,481	134,561	53,170
Prepaid expenses	28,502	42,728	32,487

Total assets	297,837,754	979,071,473	533,202,658

Accrued Liabilities
Investments purchased payable	—	20,071,199	—
Income dividends payable — Common Shares	878,156	2,623,294	1,857,202
Investment advisory fees payable	127,167	427,891	216,808
Variation margin payable on financial futures contracts	68,766	303,754	138,799
Bank overdraft	—	—	603
Interest expense and fees payable	8,956	22,656	16,804
Officer’s and Directors’ fees payable	1,920	222,616	3,345
Other accrued expenses payable	86,751	163,532	108,266

Total accrued liabilities	1,171,716	23,834,942	2,341,827

Other Liabilities
TOB trust certificates	25,187,249	69,070,132	66,714,748
VMTP Shares, at liquidation value of $100,000 per share[3,4]	87,000,000	287,100,000	140,000,000

Total other liabilities	112,187,249	356,170,132	206,714,748

Total liabilities	113,358,965	380,005,074	209,056,575

Net Assets Applicable to Common Shareholders	$184,478,789	$599,066,399	$324,146,083

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$175,157,293	$543,562,871	$287,210,758
Undistributed net investment income	2,761,533	6,555,268	4,256,666
Accumulated net realized loss	(15,404,672)	(4,099,943)	(8,630,097)
Net unrealized appreciation/depreciation	21,964,635	53,048,203	41,308,756

Net Assets Applicable to Common Shareholders	$184,478,789	$599,066,399	$324,146,083

Net asset value, per Common Share	$14.18	$15.64	$15.45

[1] Investments at cost — unaffiliated	$266,299,012	$886,713,771	$481,021,809
[2] Investments at cost — affiliated	$4,947,879	$25,184,531	$1,726,061
[3] VMTP Shares outstanding, $0.10 per share	870	2,871	1,400
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	6,230	15,671	8,400
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	13,009,717	38,296,266	20,985,335

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	67

Statements of Operations

Year Ended April 30, 2014	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Investment Income
Interest	$31,403,509	$26,630,158	$18,431,078	$13,517,907	$13,577,498	$40,300,691	$26,568,250
Income — affiliated	898	1,202	1,198	564	1,138	393	1,393

Total income	31,404,407	26,631,360	18,432,276	13,518,471	13,578,636	40,301,084	26,569,643

Expenses
Investment advisory	2,991,024	2,790,270	2,053,519	1,512,845	1,633,374	5,246,595	2,638,569
Accounting services	79,223	80,389	55,803	44,158	46,918	119,868	77,603
Professional	68,314	63,684	98,421	61,905	69,126	134,836	83,345
Transfer agent	64,336	44,899	26,978	23,705	23,002	51,710	35,182
Officer and Directors	49,942	35,780	23,923	17,853	18,705	76,032	32,783
Custodian	25,093	28,007	19,006	14,572	17,547	43,776	25,391
Printing	13,347	12,667	10,830	9,797	9,967	16,853	14,037
Registration	3,206	2,697	2,438	2,434	2,423	3,527	2,492
Miscellaneous	30,951	61,388	76,820	73,147	64,827	96,945	79,764

Total expenses excluding interest expense, fees and amortization of offering costs	3,325,436	3,119,781	2,367,738	1,760,416	1,885,889	5,790,142	2,989,166
Interest expense, fees and amortization of offering costs[1]	544,376	1,956,942	1,355,701	976,126	1,208,926	3,781,742	2,074,199

Total expenses	3,869,812	5,076,723	3,723,439	2,736,542	3,094,815	9,571,884	5,063,365
Less fees waived by Manager	(867)	(765)	(965)	(442)	(135,624)	(2,398)	(1,261)

Total expenses after fees waived	3,868,945	5,075,958	3,722,474	2,736,100	2,959,191	9,569,486	5,062,104

Net investment income	27,535,462	21,555,402	14,709,802	10,782,371	10,619,445	30,731,598	21,507,539

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,734,568	(2,767,149)	(2,573,955)	(2,289,928)	(8,701,143)	(1,612,457)	(4,343,732)
Financial futures contracts	(323,695)	382,195	(35,994)	(71,603)	670,050	103,203	(87,237)

	1,410,873	(2,384,954)	(2,609,949)	(2,361,531)	(8,031,093)	(1,509,254)	(4,430,969)

Net change in unrealized appreciation/depreciation on:
Investments	(30,865,770)	(18,545,921)	(14,809,214)	(11,154,955)	(6,946,509)	(31,291,252)	(20,719,845)
Financial futures contracts	318,579	135,798	273,418	119,941	233,118	416,532	315,793

	(30,547,191)	(18,410,123)	(14,535,796)	(11,035,014)	(6,713,391)	(30,874,720)	(20,404,052)

Total realized and unrealized loss	(29,136,318)	(20,795,077)	(17,145,745)	(13,396,545)	(14,744,484)	(32,383,974)	(24,835,021)

Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Operations	$(1,600,856)	$760,325	$(2,435,943)	$(2,614,174)	$(4,125,039)	$(1,652,376)	$(3,327,482)

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

68	ANNUAL REPORT	APRIL 30, 2014

Statements of Changes in Net Assets

	BlackRock MuniAssets Fund, Inc. (MUA)
	Year Ended April 30,
Increase (Decrease) in Net Assets:	2014	2013

Operations
Net investment income	$27,535,462	$27,672,775
Net realized gain	1,410,873	4,181,719
Net change in unrealized appreciation/depreciation	(30,547,191)	27,645,943

Net increase (decrease) in net assets resulting from operations	(1,600,856)	59,500,437

Dividends to Shareholders From[1]
Net investment income	(27,002,723)	(27,772,135)

Capital Share Transactions
Reinvestment of dividends	—	597,054

Net Assets
Total increase (decrease) in net assets	(28,603,579)	32,325,356
Beginning of year	513,922,954	481,597,598

End of year	$485,319,375	$513,922,954

Undistributed net investment income, end of year	$2,315,804	$1,922,594

	BlackRock MuniEnhanced Fund, Inc. (MEN)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$21,555,402	$20,863,078
Net realized gain (loss)	(2,384,954)	413,480
Net change in unrealized appreciation/depreciation	(18,410,123)	14,501,115

Net increase in net assets applicable to Common Shareholders resulting from operations	760,325	35,777,673

Dividends to Common Shareholders From[1]
Net investment income	(21,389,300)	(20,531,117)

Capital Share Transactions
Reinvestment of common dividends	248,371	995,097

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(20,380,604)	16,241,653
Beginning of year	373,258,684	357,017,031

End of year	$352,878,080	$373,258,684

Undistributed net investment income, end of year	$6,889,231	$6,723,045

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	69

Statements of Changes in Net Assets

	BlackRock MuniHoldings Fund, Inc. (MHD)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$14,709,802	$15,016,849
Net realized gain (loss)	(2,609,949)	940,190
Net change in unrealized appreciation/depreciation	(14,535,796)	13,339,344
Distributions to VMTP Shareholders from net realized gain	—	(115,598)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,435,943)	29,180,785

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(15,321,048)	(15,802,003)
Net realized gain	(209,037)	(2,694,641)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(15,530,085)	(18,496,644)

Capital Share Transactions
Reinvestment of common dividends and distributions	168,146	1,237,551

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(17,797,882)	11,921,692
Beginning of year	255,911,189	243,989,497

End of year	$238,113,307	$255,911,189

Undistributed net investment income, end of year	$3,236,074	$3,703,153

	BlackRock MuniHoldings Fund II, Inc. (MUH)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$10,782,371	$11,018,658
Net realized gain (loss)	(2,361,531)	1,895,365
Net change in unrealized appreciation/depreciation	(11,035,014)	8,628,659
Distributions to VMTP Shareholders from net realized gain	—	(66,164)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(2,614,174)	21,476,518

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(11,262,749)	(11,743,669)
Net realized gain	(1,093,587)	(1,836,005)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(12,356,336)	(13,579,674)

Capital Share Transactions
Reinvestment of common dividends and distributions	—	844,464

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(14,970,510)	8,741,308
Beginning of year	191,365,644	182,624,336

End of year	$176,395,134	$191,365,644

Undistributed net investment income, end of year	$3,063,134	$3,482,744

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

70	ANNUAL REPORT	APRIL 30, 2014

Statements of Changes in Net Assets

	BlackRock MuniHoldings Quality Fund, Inc. (MUS)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$10,619,445	$10,810,579
Net realized gain (loss)	(8,031,093)	5,258,789
Net change in unrealized appreciation/depreciation	(6,713,391)	4,576,039

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(4,125,039)	20,645,407

Dividends to Common Shareholders From[1]
Net investment income	(10,631,996)	(11,540,016)

Capital Share Transactions
Reinvestment of common dividends	—	563,444

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(14,757,035)	9,668,835
Beginning of year	199,235,824	189,566,989

End of year	$184,478,789	$199,235,824

Undistributed net investment income, end of year	$2,761,533	$2,656,770

	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$30,731,598	$31,218,864
Net realized gain (loss)	(1,509,254)	6,278,090
Net change in unrealized appreciation/depreciation	(30,874,720)	15,436,040
Distributions to VRDP Shareholders from net realized gain	—	(104,404)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(1,652,376)	52,828,590

Dividends and Distributions to Common Shareholders From[1]
Net investment income	(32,953,864)	(33,231,587)
Net realized gain	(1,979,760)	(4,957,743)

Decrease in net assets resulting from dividends and distributions to Common Shareholders	(34,933,624)	(38,189,330)

Capital Share Transactions
Reinvestment of common dividends and distributions	—	3,576,025

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(36,586,000)	18,215,285
Beginning of year	635,652,399	617,437,114

End of year	$599,066,399	$635,652,399

Undistributed net investment income, end of year	$6,555,268	$8,304,209

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	71

Statements of Changes in Net Assets

	BlackRock MuniVest Fund II, Inc. (MVT)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2014	2013

Operations
Net investment income	$21,507,539	$22,156,428
Net realized gain (loss)	(4,430,969)	2,299,157
Net change in unrealized appreciation/depreciation	(20,404,052)	14,729,364

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(3,327,482)	39,184,949

Dividends to Common Shareholders From[1]
Net investment income	(22,639,477)	(22,892,921)

Capital Share Transactions
Reinvestment of common dividends	1,115,168	1,764,861

Net Assets Applicable to Common Shareholders
Total increase (decrease) in net assets applicable to Common Shareholders	(24,851,791)	18,056,889
Beginning of year	348,997,874	330,940,985

End of year	$324,146,083	$348,997,874

Undistributed net investment income, end of year	$4,256,666	$5,323,706

[1] Determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

72	ANNUAL REPORT	APRIL 30, 2014

Statements of Cash Flows

Year Ended April 30, 2014	BlackRock MuniAssets Fund, Inc. (MUA)	BlackRock MuniEnhanced Fund, Inc. (MEN)	BlackRock MuniHoldings Fund, Inc. (MHD)	BlackRock MuniHoldings Fund II, Inc. (MUH)

Cash Provided by Operating Activities
Net increase (decrease) in net assets resulting from operations	$(1,600,856)	$760,325	$(2,435,943)	$(2,614,174)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease interest receivable	(434,154)	154,670	312,746	249,837
Decrease in variation margin receivable on financial futures contracts	17,250	15,000	16,969	8,438
Increase in prepaid expenses	(9,053)	(71,208)	(22,710)	(22,926)
Increase in cash pledged for financial futures contracts	(441,000)	(81,000)	(217,000)	(126,000)
Decrease in investment advisory fees payable	(15,059)	(11,801)	(12,310)	(10,186)
Decrease in interest expense and fees payable	(27,260)	(15,306)	(25,264)	(20,421)
Increase (decrease) in other accrued expenses payable	(255,728)	(4,045)	2,042	7,279
Increase in variation margin payable on financial futures contracts	210,940	94,923	113,486	75,517
Increase in Officer’s and Directors’ fees payable	4,954	3,206	2,063	1,543
Net realized gain (loss) on investments	(1,734,568)	2,767,149	2,573,955	2,289,928
Net unrealized loss on investments	30,865,770	18,545,921	14,809,214	11,154,955
Amortization of premium and accretion of discount on investments	(746,221)	(797,059)	27,868	(234,828)
Proceeds from sales of long-term investments	101,080,199	100,240,179	86,744,582	60,983,351
Purchases of long-term investments	(103,555,707)	(90,118,592)	(78,765,207)	(52,746,226)
Net proceeds from sales (purchases) of short-term securities	8,949,949	(2,562,571)	439,363	225,727

Cash provided by operating activities	32,309,456	28,919,791	23,563,854	19,221,814

Cash Used for Financing Activities
Proceeds from TOB trust certificates	—	6,327,595	12,942,666	9,803,239
Repayments of TOB trust certificates	(5,306,733)	(14,192,699)	(22,457,148)	(17,660,675)
Cash dividends paid to Common Shareholders	(27,002,723)	(21,065,822)	(15,403,444)	(12,356,336)
Increase in bank overdraft	—	—	1,197	854
Increase in amortization of deferred offering costs	—	11,135	59,538	50,495

Cash used for financing activities	(32,309,456)	(28,919,791)	(24,857,191)	(20,162,423)

Cash
Net decrease in cash	—	—	(1,293,337)	(940,609)
Cash at beginning of year	—	—	1,293,337	940,609

Cash at end of year	—	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$571,636	$1,961,113	$1,321,427	$946,052

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	$248,371	$168,146	—

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	73

Statements of Cash Flows

Year Ended April 30, 2014	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)	BlackRock MuniVest Fund II, Inc. (MVT)

Cash Provided by Operating Activities
Net decrease in net assets resulting from operations	$(4,125,039)	$(1,652,376)	$(3,327,482)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
(Increase) decrease interest receivable	(88,005)	1,124,617	325,834
Decrease in variation margin receivable on financial futures contracts	17,438	29,344	19,313
Increase in prepaid expenses	(22,641)	(25,042)	(22,595)
Increase in cash pledged for financial futures contracts	(4,998)	(570,000)	(178,000)
Decrease in investment advisory fees payable	(10,204)	(34,899)	(23,975)
Decrease in interest expense and fees payable	(14,615)	(35,436)	(40,007)
Increase (decrease) in other accrued expenses payable	8,093	(91,622)	1,058
Increase in variation margin payable on financial futures contracts	68,766	303,754	138,799
Increase in Officer’s and Directors’ fees payable	1,624	44,644	2,865
Net realized gain on investments	8,701,143	1,612,457	4,343,732
Net unrealized loss on investments	6,946,509	31,291,252	20,719,845
Amortization of premium and accretion of discount on investments	886,870	3,914,171	212,604
Proceeds from sales of long-term investments	170,738,486	249,624,420	121,025,522
Purchases of long-term investments	(147,062,285)	(193,978,514)	(94,211,995)
Net proceeds from sales (purchases) of short-term securities	(1,638,405)	(19,717,416)	3,309,654

Cash provided by operating activities	34,402,737	71,839,354	52,295,172

Cash Used for Financing Activities
Proceeds from TOB trust certificates	1,108,875	16,016,855	8,684,316
Repayments of TOB trust certificates	(24,855,826)	(52,885,431)	(41,355,903)
Cash dividends paid to Common Shareholders	(10,716,559)	(35,048,513)	(21,569,880)
Increase in bank overdraft	—	—	603
Increase in amortization of deferred offering costs	60,773	77,735	81,286

Cash used for financing activities	(34,402,737)	(71,839,354)	(54,159,578)

Cash
Net decrease in cash	—	—	(1,864,406)
Cash at beginning of year	—	—	1,864,406

Cash at end of year	—	—	—

Supplemental Disclosure of Cash Flow Information
Cash paid during the year for interest	$1,162,768	$3,739,443	$2,032,920

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	—	—	$1,115,168

See Notes to Financial Statements.

74	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock MuniAssets Fund, Inc. (MUA)

	Year Ended April 30,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$14.36	$13.47	$12.14	$12.63	$10.59

Net investment income[1]	0.77	0.77	0.76	0.73	0.80
Net realized and unrealized gain (loss)	(0.82)	0.90	1.32	(0.46)	2.06

Net increase (decrease) from investment operations	(0.05)	1.67	2.08	0.27	2.86

Dividends from net investment income[2]	(0.75)	(0.78)	(0.75)	(0.76)	(0.82)

Net asset value, end of year	$13.56	$14.36	$13.47	$12.14	$12.63

Market price, end of year	$12.85	$13.96	$13.15	$11.27	$12.65

Total Investment Return[3]
Based on net asset value	0.47%	12.70%	17.90%	2.31%	27.72%

Based on market price	(2.06)%	12.22%	23.99%	(5.17)%	24.17%

Ratios to Average Net Assets
Total expenses	0.82%	0.83%	0.77%	0.78%	0.72%

Total expenses after fees waived and paid indirectly	0.82%	0.83%	0.77%	0.78%	0.72%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees[4]	0.70%	0.71%	0.70%	0.74%	0.67%

Net investment income	5.84%	5.52%	6.00%	6.07%	6.72%

Supplemental Data
Net assets, end of year (000)	$485,319	$513,923	$481,598	$433,891	$266,831

Portfolio turnover	19%	19%	28%	24%	44%

[1]	Based on average shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Interest expense and fees relate to TOBs. See Note 3 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	75

Financial Highlights	BlackRock MuniEnhanced Fund, Inc. (MEN)

	Year Ended April 30,
	2014	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$12.63	$12.12		$10.30		$10.90		$9.77

Net investment income[1]	0.73	0.71		0.69		0.73		0.75
Net realized and unrealized gain (loss)	(0.70)	0.50		1.82		(0.62)		1.04
Dividends to AMPS Shareholders from net investment income	—	—		(0.00)[2]		(0.03)		(0.03)

Net increase (decrease) from investment operations	0.03	1.21		2.51		0.08		1.76

Dividends to Common Shareholders from net investment income[3]	(0.72)	(0.70)		(0.69)		(0.68)		(0.63)

Net asset value, end of year	$11.94	$12.63		$12.12		$10.30		$10.90

Market price, end of year	$11.27	$12.65		$11.66		$9.99		$10.81

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	1.06%	10.16%		25.12%		0.78%		18.76%

Based on market price	(4.76)%	14.69%		24.11%		(1.44)%		29.59%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.50%	1.49%		1.70%	[5]	1.24%	[5]	1.20%	[5]

Total expenses after fees waived	1.50%	1.49%		1.70%	[5]	1.24%	[5]	1.20%	[5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	0.92%	0.96%	[7]	1.35%	[5,7]	1.09%	[5]	1.04%	[5]

Net investment income	6.37%	5.65%		6.12%	[5]	6.89%	[5]	7.17%	[5]

Dividends to AMPS Shareholders	—%	—%		0.03%		0.29%		0.32%

Net investment income to Common Shareholders	6.37%	5.65%		6.09%		6.60%		6.85%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$352,878	$373,259		$357,017		$303,264		$320,083

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—		—		$142,575		$142,575

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$142,500	$142,500		$142,500		—		—

Portfolio turnover	16%	12%		22%		9%		23%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—		—		$78,179		$81,128

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$347,633	$361,936		$350,538		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity, and remarketing fees were 0.91% and 0.98%, respectively.

See Notes to Financial Statements.

76	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock MuniHoldings Fund, Inc. (MHD)

	Year Ended April 30,
	2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$18.12	$17.36	$14.67		$15.75	$13.27

Net investment income[1]	1.04	1.07	1.12		1.14	1.13
Net realized and unrealized gain (loss)	(1.22)	1.01	2.67		(1.01)	2.39
Distributions to VMTP Shareholders from net realized gain	—	(0.01)	—		—	—
Dividends and distribution to AMPS Shareholders from:
Net investment income	—	—	(0.01)		(0.03)	(0.03)
Net realized gain	—	—	—		(0.00)[2]	(0.00)[2]

Net increase (decrease) from investment operations	(0.18)	2.07	3.78		0.10	3.49

Dividends and distributions to Common Shareholders from:[3]
Net investment income	(1.08)	(1.12)	(1.09)		(1.07)	(0.99)
Net realized gain	(0.01)	(0.19)	—		(0.11)	(0.02)

Total dividends and distributions to Common Shareholders	(1.09)	(1.31)	(1.09)		(1.18)	(1.01)

Net asset value, end of year	$16.85	$18.12	$17.36		$14.67	$15.75

Market price, end of year	$16.01	$18.20	$18.08		$14.51	$15.70

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(0.15)%	12.20%	26.57%		0.57%	27.31%

Based on market price	(5.55)%	8.21%	33.28%		(0.21)%	40.68%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.64%	1.60%	1.41%	[5]	1.28% [5]	1.25% [5]

Total expenses after fees waived and paid indirectly	1.64%	1.60%	1.41%	[5]	1.28% [5]	1.25% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[6]	1.04%	1.02%	1.09%	[5,7]	1.13% [5]	1.11% [5]

Net investment income	6.48%	5.92%	6.95%	[5]	7.41% [5]	7.67% [5]

Dividends to AMPS Shareholders	—	—	0.09%		0.20%	0.24%

Net investment income to Common Shareholders	6.48%	5.92%	6.86%		7.21%	7.43%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$238,113	$255,911	$243,989		$205,368	$219,133

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$83,700	$83,700

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$83,700	$83,700	$83,700		—	—

Portfolio turnover	20%	16%	19%		15%	41%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$86,342	$90,454

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$384,484	$405,748	$391,505		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.005) per shares.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.05%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	77

Financial Highlights	BlackRock MuniHoldings Fund II, Inc. (MUH)

	Year Ended April 30,
	2014	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$16.93	$16.23	$13.74		$14.65	$12.47

Net investment income[1]	0.95	0.98	1.03		1.03	1.02
Net realized and unrealized gain (loss)	(1.17)	0.93	2.45		(0.88)	2.08
Distributions to VMTP Shareholders from net realized gain	—	(0.01)	—		—	—
Dividends to Preferred Shareholders from:
Net investment income	—	—	(0.01)		(0.02)	(0.02)
Net realized gain	—	—	—		(0.00)[2]	—

Net increase (decrease) from investment operations	(0.22)	1.90	3.47		0.13	3.08

Dividends and distributions from:[3]
Net investment income	(1.00)	(1.04)	(0.98)		(0.97)	(0.90)
Net realized gain	(0.10)	(0.16)	—		(0.07)	—

Total dividends and distributions	(1.10)	(1.20)	(0.98)		(1.04)	(0.90)

Net asset value, end of year	$15.61	$16.93	$16.23		$13.74	$14.65

Market price, end of year	$14.84	$16.75	$16.46		$13.35	$14.68

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	(0.40)%	11.99%	26.08%		0.92%	25.71%

Based on market price	(4.30)%	9.25%	31.60%		(2.14)%	38.64%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.61%	1.59%	1.37%	[5]	1.23% [5]	1.25%	[5]

Total expenses after fees waived	1.61%	1.59%	1.37%	[5]	1.23% [5]	1.25%	[5]

Total expenses after fees waived and excluding interest expense fees, and amortization of offering costs[6]	1.04%	1.03%	1.07%	[5,7]	1.07% [5]	1.10%	[5]

Net investment income	6.36%	5.81%	6.81%	[5]	7.18% [5]	7.41%	[5]

Dividends to AMPS Shareholders	—	—	0.05%		0.14%	0.16%

Net investment income to Common Shareholders	6.36%	5.81%	6.76%		7.04%	7.25%

Supplemental Data
Net assets applicable Common Shareholders, end of year (000)	$176,395	$191,366	$182,624		$154,259	$163,722

Preferred Shares outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$55,050	$55,050

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$55,000	$55,000	$55,000		—	—

Portfolio turnover	18%	16%	18%		15%	41%

Asset coverage per Preferred Share at $25,000 liquidation preference, end of year	—	—	—		$95,056	$99,353

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$420,718	$447,938	$432,044		—	—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than (0.005) per share.

[3]	Determined in accordance with federal income tax regulations.

[4]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[5]	Does not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.03%.

See Notes to Financial Statements.

78	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock MuniHoldings Quality Fund, Inc. (MUS)

	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$15.31	$14.61	$12.48		$13.34		$12.27

Net investment income[1]	0.82	0.83	0.89		0.91		0.94
Net realized and unrealized gain (loss)	(1.13)	0.76	2.14		(0.85)		0.97
Dividends to AMPS shareholders from net investment income	—	—	(0.01)		(0.03)		(0.03)

Net increase (decrease) from investment operations	(0.31)	1.59	3.02		0.03		1.88

Dividends to Common Shareholders from net investment income[2]	(0.82)	(0.89)	(0.89)		(0.89)		(0.81)

Net asset value, end of year	$14.18	$15.31	$14.61		$12.48		$13.34

Market price, end of year	$12.88	$14.92	$14.52		$12.31		$13.40

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(1.07)%	11.06%	24.96%		0.21%		16.05%

Based on market price	(7.78)%	8.90%	25.90%		(1.60)%		31.59%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.75%	1.80%	1.49%	[4]	1.34%	[4]	1.36%	[4]

Total expenses after fees waived	1.67%	1.72%	1.41%	[4]	1.25%	[4]	1.20%	[4]

Total expenses after fees waived and excluding interest expense fees, and amortization of offering costs[5]	0.99%	1.00%	1.06%	[4,6]	1.10%	[4]	1.04%	[4]

Net investment income	6.00%	5.48%	6.50%	[4]	7.04%	[4]	7.23%	[4]

Dividends to AMPS Shareholders	—	—	0.08%		0.21%		0.24%

Net investment income to Common Shareholders	6.00%	5.48%	6.42%		6.83%		6.99%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$184,479	$199,236	$189,567		$161,720		$171,977

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$87,000		$87,000

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$87,000	$87,000	$87,000		—		—

Portfolio turnover	46%	34%	30%		28%		22%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$71,472		$74,420

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$312,045	$329,007	$317,893		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]	For the year ended April 30, 2012, the total expense ratio after fees waived and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 1.01%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	79

Financial Highlights	BlackRock Muni Intermediate Duration Fund, Inc. (MUI)

	Year Ended April 30,
	2014	2013	2012	2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$16.60	$16.21	$14.45	$14.75		$13.05

Net investment income[1]	0.80	0.82	0.86	0.95		1.02
Net realized and unrealized gain (loss)	(0.85)	0.58	1.76	(0.31)		1.57
Distributions to VRDP Shareholders from net realized gain	—	(0.01)	—	—		—
Dividends to AMPS Shareholders from net investment income	—	—	—	(0.10)		(0.11)

Net increase (decrease) from investment operations	(0.05)	1.39	2.62	0.54		2.48

Dividends and distributions to Common Shareholders from:[2]
Net investment income	(0.86)	(0.87)	(0.86)	(0.84)		(0.78)
Net realized gain	(0.05)	(0.13)	—	—		—

Total dividends and distributions to Common Shareholders	(0.91)	(1.00)	(0.86)	(0.84)		(0.78)

Net asset value, end of year	$15.64	$16.60	$16.21	$14.45		$14.75

Market price, end of year	$14.55	$16.12	$16.45	$13.65		$14.13

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	0.50%	8.78%	18.74%	3.86%		19.85%

Based on market price	(3.73)%	4.09%	27.56%	2.41%		27.29%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.65%	1.91%	1.88%	1.45%	[4]	1.20%	[4]

Total expenses after fees waived and paid indirectly	1.65%	1.91%	1.88%	1.43%	[4]	1.10%	[4]

Total expenses after fees waived and paid indirectly and excluding interest expense fees, and amortization of offering costs[5]	1.00%	1.35% [6]	1.65% [6]	1.30%	[4]	1.01%	[4]

Net investment income	5.28%	4.93%	5.58%	6.48%	[4]	7.22%	[4]

Dividends to AMPS Shareholders	—	—	—	0.70%		0.81%

Net investment income to Common Shareholders	5.28%	4.93%	5.58%	5.78%		6.41%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$599,066	$635,652	$617,437	$549,516		$561,140

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—	—		$287,175

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	—	—	$287,100	$287,100		—

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$287,100	$287,100	—	—		—

Portfolio turnover	22%	16%	27%	21%		29%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—	—		$73,857

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	—	—	$315,060	$291,402		—

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$308,661	$321,405	—	—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs, VRDP Shares and VMTP Shares, respectively.

[6]

For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.98% and 0.99%, respectively.

See Notes to Financial Statements.

80	ANNUAL REPORT	APRIL 30, 2014

Financial Highlights	BlackRock MuniVest Fund II, Inc. (MVT)

	Year Ended April 30,
	2014	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of year	$16.69	$15.91	$13.47		$14.41		$11.95

Net investment income[1]	1.03	1.06	1.12		1.14		1.18
Net realized and unrealized gain (loss)	(1.19)	0.82	2.41		(0.99)		2.32
Dividends to AMPS Shareholders from net investment income	—	—	(0.02)		(0.04)		(0.05)

Net increase (decrease) from investment operations	(0.16)	1.88	3.51		0.11		3.45

Dividends to Common Shareholders from net investment income[2]	(1.08)	(1.10)	(1.07)		(1.05)		(0.99)

Net asset value, end of year	$15.45	$16.69	$15.91		$13.47		$14.41

Market price, end of year	$15.16	$17.31	$16.75		$13.72		$14.94

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	(0.37)%	11.95%	26.86%		0.73%		29.75%

Based on market price	(5.74)%	10.28%	31.13%		(1.04)%		37.99%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.63%	1.66%	1.41%	[4]	1.23%	[4]	1.25%	[4]

Total expenses after fees waived	1.63%	1.66%	1.41%	[4]	1.23%	[4]	1.25%	[4]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[5]	0.96%	0.96%	1.04%	[4,6]	1.07%	[4]	1.10%	[4]

Net investment income	6.93%	6.43%	7.57%	[4]	8.14%	[4]	8.72%	[4]

Dividends to AMPS Shareholders	—	—	0.15%		0.32%		0.36%

Net investment income to Common Shareholders	6.93%	6.43%	7.42%		7.82%		8.36%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$324,146	$348,998	$330,941		$278,284		$295,465

AMPS outstanding at $25,000 liquidation preference, end of year (000)	—	—	—		$140,000		$140,000

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$140,000	$140,000	$140,000		—		—

Portfolio turnover	17%	15%	13%		16%		30%

Asset coverage per AMPS at $25,000 liquidation preference, end of year	—	—	—		$74,698		$77,767

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$331,533	$349,284	$336,386		—		—

[1]	Based on average Common Shares outstanding.

[2]	Determined in accordance with federal income tax regulations.

[3]

Total investment returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of dividends and distributions.

[4]	Does not reflect the effect of dividends to AMPS Shareholders.

[5]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 3 and Note 9 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[6]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.99%.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2014	81

Notes to Financial Statements

1. Organization:

BlackRock MuniAssets Fund, Inc. (“MUA”), BlackRock MuniEnhanced Fund, Inc. (“MEN”), BlackRock MuniHoldings Fund, Inc. (“MHD”), BlackRock Muni-Holdings Fund II, Inc. (“MUH”), BlackRock MuniHoldings Quality Fund, Inc. (“MUS”), BlackRock Muni Intermediate Duration Fund, Inc. (“MUI”) and BlackRock MuniVest Fund II, Inc. (“MVT”) (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Boards of Directors of the Funds are collectively referred to throughout this report as the ”Board of Directors” or the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds:

Valuation: U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., financial futures contracts) or certain borrowings (e.g., TOBs) that would be "senior securities" for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund's future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a "senior security." Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 9.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. See Note 7, for the tax character of each Fund’s distributions paid during the period.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds' U.S. federal tax returns remains open for each of the four years ended April 30, 2014. The statutes of limitations on each Funds' state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application of the Funds' facts and circumstances and does not believe there are any uncertain tax positions that require recognition of a tax liability.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the "Plan") approved by each Fund's Board, the independent Directors

82	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

(“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and director’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds' maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of the funds, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended April 30, 2014, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of TOB Trust certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund's transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds' Schedules of Investments and TOB Trust Certificates issued are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of each Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statement of Assets and Liabilities as TOB Trust Certificates approximate, its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Funds will typically enter into a reimbursement agreement with the

ANNUAL REPORT	APRIL 30, 2014	83

Notes to Financial Statements (continued)

Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Funds participate in any such TOB, these losses will be shared ratably, including the maximum potential amounts owed by Funds at April 30, 2014 in proportion to their participation. The recourse TOB Trusts are identified in the Schedule of Investments including the maximum potential amounts owed by the Funds at April 30, 2014.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At April 30, 2014, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MUA	$125,068,601	$71,144,505	0.10% - 0.47%
MEN	$139,795,100	$73,378,987	0.10% - 0.38%
MHD	$106,240,918	$60,238,073	0.09% - 0.32%
MUH	$84,838,721	$48,497,038	0.09% - 0.32%
MUS	$49,110,569	$25,187,249	0.12% - 0.37%
MUI	$123,372,982	$69,070,132	0.10% - 0.19%
MVT	$125,841,378	$66,714,748	0.09% - 0.27%

For the year ended April 30, 2014, the Funds' average TOB trust certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MUA	$72,190,122	0.76%
MEN	$77,385,309	0.64%
MHD	$62,527,092	0.63%
MUH	$50,411,716	0.62%
MUS	$32,784,505	0.66%
MUI	$85,195,252	0.64%
MVT	$77,332,972	0.64%

Should short-term interest rates rise, the Funds' investments in TOBs may adversely affect the Funds' net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds' NAVs per share.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.

Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited, if any, is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin. Variation margin is recorded by the Funds as unrealized appreciation or depreciation, and if, applicable as a receivable or payable for variation margin in the Statements of Assets and Liabilities.

When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

The following is a summary of the Funds’ derivative financial instruments categorized by risk exposure:
Fair Value of Derivative Financial Instruments As of April 30, 2014
Derivatives Liabilities
		MUA	MEN	MHD	MUH	MUS	MUI	MVT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(111,475)	$(94,724)	$(83,241)	$(40,052)	$(18,669)	$(82,464)	$(74,117)

[1]

Includes cumulative appreciation/depreciation on financial futures contracts, as reported in the Schedules of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

84	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2014
	Net Realized Gain (Loss) From
	MUA	MEN	MHD	MUH	MUS	MUI		MVT
Interest rate contracts:
Financial futures contracts	$(323,695)	$382,195	$(35,994)	$(71,603)	$670,050	$103,203		$(87,237)
	Net Change in Unrealized Appreciation/Depreciation on
	MUA	MEN	MHD	MUH	MUS	MUI		MVT
Interest rate contracts:
Financial futures contracts	$318,579	$135,798	$273,418	$119,941	$233,118	$416,532		$315,793

For the year ended April 30, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI		MVT
Financial futures contracts:
Average number of contracts purchased	—	—	—	—	—	235	[2]	—
Average notional value of contracts purchased	—	—	—	—	—	$29,121,007	[2]	—
Average number of contracts sold	270	86	137	97	108	359		178
Average notional value of contracts sold	$33,875,055	$10,795,371	$17,134,355	$12,127,398	$13,601,367	$44,968,301		$22,248,805

[2]	Actual contract amount shown due to limited activity.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds' investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund's average daily net assets at the following annual rates:

MUA	0.55%
MEN	0.50%
MHD	0.55%
MUH	0.55%
MUS	0.55%
MUI	0.55%
MVT	0.50%

Average daily net assets are the average daily value of each Fund’s total assets minus its total accrued liabilities.

The Manager, for the MUS, voluntarily agreed to waive its investment advisory fee on the proceeds of Preferred Shares and TOBs that exceed 35% of total assets minus the sum of its accrued liabilities. This amount is included in fees waived by Manager in the Statements of Operations. For the year ended April 30, 2014 the waiver was $134,621.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund's investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management, LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

ANNUAL REPORT	APRIL 30, 2014	85

Notes to Financial Statements (continued)

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Funds' Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended April 30, 2014, sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act for MUS was $6,887,125.

6. Purchases and Sales:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2014, were as follows:

	Purchases	Sales
MUA	$104,882,916	$101,235,037
MEN	$87,723,867	$99,216,159
MHD	$74,970,206	$89,879,852
MUH	$49,995,236	$61,938,961
MUS	$134,196,505	$169,144,001
MUI	$203,710,179	$248,952,766
MVT	$88,753,917	$121,025,522

7. Income Tax Information:

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2014 attributable to amortization methods on fixed income securities, expenses characterized as distributions and the reclassification of distributions were reclassified to the following accounts:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Paid-in capital	—	$(11,134)	$(61,041)	$(51,482)	$(62,336)	$(82,890)	$(83,799)
Undistributed net investment income	$(139,529)	$84	$144,167	$60,768	$117,314	$473,325	$64,898
Accumulated net realized loss	$139,529	$11,050	$(83,126)	$(9,286)	$(54,978)	$(390,435)	$18,901

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 was as follows:

		MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax-exempt income[1]	04/30/14	$26,837,760	$22,842,187	$16,193,850	$11,813,581	$11,552,557	$35,584,757	$24,120,086
	04/30/13	$26,817,515	$21,934,599	$16,372,680	$11,783,319	$12,543,128	$34,575,076	$24,390,475
Ordinary income[2]	04/30/14	$164,963	$105	$227,602	$548,988	$10,387	$628,513	$17,371
	04/30/13	$954,620	$7,220	$961,986	$1,055,751	—	$966,224	$119,119
Long-term capital gains[3].	04/30/14	—	—	$9,111	$604,877	—	$1,878,099	—
	04/30/13	—	—	$2,189,737	$1,419,112	—	$4,569,048	—

Total	04/30/14	$27,002,723	$22,842,292	$16,430,563	$12,967,446	$11,562,944	$38,091,369	$24,137,457

	04/30/13	$27,772,135	$21,941,819	$19,524,403	$14,258,182	$12,543,128	$40,110,348	$24,509,594

[1]	The Funds designate these amounts paid during the fiscal year ended April 30, 2014, as exempt-interest dividends.

[2]

Ordinary income consists primarily of taxable income recognized from market discount and net short-term capital gains. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]	The Funds designate these amounts paid during the fiscal year ended April 30, 2014, as capital gain dividends.

As of April 30, 2014, the tax components of accumulated net earnings were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Undistributed tax-exempt income	$1,485,419	$6,184,008	$2,881,827	$2,833,013	$2,643,281	$5,609,926	$3,377,504
Undistributed ordinary income	886	13,302	—	196	345	64,287	146
Capital loss carryforwards	(12,035,357)	(9,958,411)	(662,351)	(900,214)	(14,768,868)	(447,981)	(4,455,000)
Net unrealized gains[4]	16,082,886	40,725,450	26,838,880	20,360,356	21,624,052	50,277,296	40,555,187
Qualified late-year losses[5]	(208,856)	(182,390)	(1,625,019)	(1,326,691)	(177,314)	—	(2,542,512)

Total	$5,324,978	$36,781,959	$27,433,337	$20,966,660	$9,321,496	$55,503,528	36,935,325

[4]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of compensation to Directors and the treatment of residual interests in tender option bond trusts.

[5]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2015.

86	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

As of April 30, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MUA	MEN	MHD	MUH	MUS	MUI	MVT
2015	$4,897,756	—	—	—	—	—	—
2016	901,327	$2,450,150	—	—	—	—	$2,741,816
2017	3,645,754	3,540,378	—	—	$494,294	—	—
2018	396,366	1,225,298	—	—	6,614,798	—	—
2019	2,194,154	732,655	—	—	—	—	—
No expiration date[6]	—	2,009,930	$662,351	$900,214	7,659,776	$447,981	1,713,184

Total	$12,035,357	$9,958,411	$662,351	$900,214	$14,768,868	$447,981	$4,455,000

[6] Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2014, MUA utilized $1,740,771 of its capital loss carryforward.

As of April 30, 2014, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	MUA	MEN	MHD	MUH	MUS	MUI	MVT
Tax cost	$464,893,091	$448,683,692	$287,315,377	$207,049,320	$246,416,976	$845,463,536	$416,115,205

Gross unrealized appreciation	$37,355,646	$43,588,268	$28,579,109	$22,105,685	$22,082,681	$55,143,895	$44,658,736
Gross unrealized depreciation	(21,126,954)	(2,785,793)	(1,740,229)	(1,745,330)	(456,711)	(4,648,594)	(3,357,946)

Net unrealized appreciation	$16,228,692	$40,802,475	$26,838,880	$20,360,355	$21,625,970	$50,495,301	$41,300,790

8. Concentration, Market and Credit Risk:

MEN, MHD, MUH, MUS, MUI, and MVT invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states or U.S. territories.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds' exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of April 30, 2014, MUA, MUH and MVT invested a significant portion of their assets in securities in the Health sector; MEN, MUS and MUI invested a significant portion of their assets in securities in the County/City/Special District/School District sector; MUA, MHD, MUS, MUI and MVT invested a significant portion of their assets in securities in the Transportation sector. Changes in economic conditions affecting the Health, County/City/Special District/School District or Transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

On December 10, 2013, regulators published final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Volcker Rule"), which prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities' investments in, and relationships with, “covered funds, as defined in the rules”. Banking entities subject to the Volcker Rule are required to fully comply by July 21, 2015. These rules may preclude banking entities and their affiliates from (i) sponsoring TOB trust programs (as such programs are presently structured) and (ii) continuing relationships with or services for existing TOB trust programs. As a result, TOB trusts may need to be restructured or unwound. There can be no assurances that TOB trusts can be restructured, that new sponsors of TOB trusts will develop, or that alternative forms of leverage will be available to the Fund. Any alternative forms of leverage may be more or less advantageous to the Fund than existing TOB leverage.

TOB transactions constitute an important component of the municipal bond market. Accordingly, implementation of the Volcker Rule may

ANNUAL REPORT	APRIL 30, 2014	87

Notes to Financial Statements (continued)

adversely impact the municipal market, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. Any such developments could adversely affect the Fund. The ultimate impact of these rules on the TOB market and the overall municipal market is not yet certain.

9. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Funds' Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended April 30, 2014	Year Ended April 30, 2013
MUA	—	41,756
MEN	20,577	78,843
MHD	9,784	68,594
MUH	—	50,084
MUS	—	36,838
MUI	—	215,573
MVT	75,746	105,288

Preferred Shares

Each Fund's Preferred Shares rank prior to the Fund's Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Funds’ Common Shares or the repurchase of the Funds’ Common Shares if the Funds fail to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares' governing instruments, the Funds are restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Funds fail to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the agencies rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MEN has issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. MEN is required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the Fund is required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer. MUI redeemed all its VRDP Shares on December 21, 2012.

The VRDP Shares outstanding as of year ended April 30, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MEN	5/19/11	1,425	$142,500,000	6/01/41

MEN entered into a fee agreement with the liquidity provider that may require a per annum liquidity fee payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations.

The fee agreement between the MEN and the liquidity provider is for a three year term and is scheduled to expire on July 9, 2015 unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and MEN does not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. MEN is required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, MEN is required to begin to segregate liquid assets with the MEN’s custodian to fund the redemption. There is no assurance MEN will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

MEN is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, MEN is required to begin to segregate liquid assets with the MEN’s custodian to fund the redemption. In addition, MEN is required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of MEN. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends. In the event of an optional redemption of the VRDP Shares prior to the initial termination date of the fee agreement, MEN must pay the respective liquidity provider fees on such redeemed VRDP Shares for the remaining term of the fee agreement up to the initial termination date.

88	ANNUAL REPORT	APRIL 30, 2014

Notes to Financial Statements (continued)

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VRDP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2014, the VRDP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories. The short-term ratings on the VRDP Shares were withdrawn by Moody’s, Fitch and/or S&P at the commencement of the special rate period, as described below.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

MEN may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MEN’s remarketable VRDP Shares that were tendered for remarketing during the year ended April 30, 2014 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the year ended April 30, 2014 were as follows:

Rate
MEN	1.02%

On June 20, 2012, MEN announced a special rate period for a three-year term ending June 24, 2015 with respect to its VRDP Shares. The liquidity and fee agreements remain in effect for the duration of the special rate period and the VRDP shares are still subject to mandatory redemption by MEN on maturity date. The VRDP Shares will not be remarketed or subject to optional or mandatory tender events during such time. During the special rate period, MEN is required to maintain the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares. MEN will not pay any liquidity and remarketing fees during the special rate period and instead will pay dividends monthly based on the sum of Securities Industry and Financial Markets Association Municipal Swap Index (“SIFMA”) and a percentage per annum based on the long-term ratings assigned to the VRDP Shares. The short-term ratings were withdrawn by Moody’s, Fitch and/or S&P. Short-term ratings may be re-assigned upon the termination of the special rate period when the VRDP Shares revert back to remarketable securities.

If MEN redeems the VRDP Shares on a date that is one year or more before the end of the special rate period and the VRDP Shares are rated above A1/A by Moody’s and Fitch respectively, then such redemption is subject to a redemption premium payable to the holder of the VRDP Shares based on the time remaining in the special rate period, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. After June 24, 2015, the holder of the VRDP Shares and MEN may mutually agree to extend the special rate period. If the special rate period is not extended, the VRDP Shares will revert back to remarketable securities and will be remarketed and available for purchase by qualified institutional investors.

VRDP Shares issued and outstanding remained constant for the year ended April 30, 2014.

VMTP Shares

MHD, MUH, MUS, MUI and MVT (collectively, the “VMTP Funds”), have issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

On December 7, 2012, MUI issued Series W-7 VMTP Shares, $100,000 liquidation value per share with a maturity date of January 4, 2016. Total proceeds received of $287,100,000 in a private offering of VMTP Shares were used to redeem all of MUI’s existing VRDP Shares on December 21, 2012. The fee agreement for MUI’s VRDP Shares with the liquidity provider which was for a two year term and was scheduled to expire on December 28, 2012 was terminated upon issuance of the VMTP Shares.

The VMTP Shares outstanding as of year ended April 30, 2014 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MHD	12/16/11	837	$83,700,000	1/02/15
MUH	12/16/11	550	$55,000,000	1/02/15
MUS	12/16/11	870	$87,000,000	1/02/15
MUI	12/07/12	2,871	$287,100,000	1/04/16
MVT	12/16/11	1,400	$140,000,000	1/02/15

Each VMTP Fund is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of a Fund's VMTP Shares will be extended or that a Fund's VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, each VMTP Fund is required to

ANNUAL REPORT	APRIL 30, 2014	89

Notes to Financial Statements (concluded)

begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, each VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, a Fund's VMTP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If the Funds redeem the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 3% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and a Fund may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the SIFMA. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. Subsequent to the issuance of the VMTP Shares, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2014, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Funds fail to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended April 30, 2014 were as follows:

Rate
MHD	1.07%
MUH	1.07%
MUS	1.07%
MUI	1.07%
MVT	1.07%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the year ended April 30, 2014.

Offering Costs: The Funds, with the exception of MUA, incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

MUI’s offering costs that were recorded as a deferred charge and amortized over the 30-year life of the VRDP Shares were accelerated and charged to expense immediately upon redemption of MUI’s VRDP Shares. Costs incurred in connection with the issuance of MUI’s VMTP Shares will be recorded as a deferred charge and amortized over the three-year life of the VMTP Shares.

10. Subsequent Events

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on June 2, 2014 to Common Shareholders of record on May 15, 2014:

Common Dividend Per Share
MUA	$0.0625
MEN	$0.0605
MHD	$0.0885
MUH	$0.0830
MUS	$0.0675
MUI	$0.0685
MVT	$0.0885

Additionally, the Funds declared a net investment income dividend on June 2, 2014 payable to Common Shareholders of record on June 16, 2014 for the same amounts noted above.

The dividends declared on Preferred Shares for the period May 1, 2014 to May 31, 2014 for the Funds were as follows:

	Series	VRDP/VMTP Dividends Declared
MEN	W-7	$128,914
MHD	W-7	$76,958
MUH	W-7	$50,570
MUS	W-7	$79,992
MUI	W-7	$263,975
MVT	W-7	$128,723

90	ANNUAL REPORT	APRIL 30, 2014

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of

BlackRock MuniAssets Fund, Inc.,

BlackRock MuniEnhanced Fund, Inc.,

BlackRock MuniHoldings Fund, Inc.,

BlackRock MuniHoldings Fund II, Inc.,

BlackRock MuniHoldings Quality Fund, Inc.,

BlackRock Muni Intermediate Duration Fund, Inc., and

BlackRock MuniVest Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc. (collectively, the “Funds”), including the schedules of investments, as of April 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniAssets Fund, Inc., BlackRock MuniEnhanced Fund, Inc., BlackRock MuniHoldings Fund, Inc., BlackRock MuniHoldings Fund II, Inc., BlackRock MuniHoldings Quality Fund, Inc., BlackRock Muni Intermediate Duration Fund, Inc., and BlackRock MuniVest Fund II, Inc., as of April 30, 2014, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 25, 2014

ANNUAL REPORT	APRIL 30, 2014	91

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MUA, MEN, MHD, MUH, MUS, MUI and MVT declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MEN and MUI that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MUA, MHD, MUH, MUS and MVT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 30170, College Station, TX 77842-3170, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Computershare, 211 Quality Circle, Suite 210, College Station, TX 77845.

92	ANNUAL REPORT	APRIL 30, 2014

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	82 RICs consisting of 82 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	82 RICs consisting of 82 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010. Trustee, Domestic Church Media Foundation since 2012.	82 RICs consisting of 82 Portfolios	None
Frank J. Fabozzi[3] 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	115 RICs consisting of 237 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	82 RICs consisting of 82 Portfolios	The McClatchy Company (publishing);
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	82 RICs consisting of 82 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Ducks Unlimited, Inc. (conservations) since 2013 ; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	82 RICs consisting of 82 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	82 RICs consisting of 82 Portfolios	ADP (data and information services); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	APRIL 30, 2014	93

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008. Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	82 RICs consisting of 82 Portfolios	None

[1]   Independent Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 74. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding of good cause thereof. In 2013, the Board of Directors unanimously approved further extending the mandatory retirement age for James T. Flynn by one additional year which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75. Mr. Flynn turns 75 in 2014.

[2]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995 and Karen P. Robards, 1998.

[3] Dr. Fabozzi is also a board member of the BlackRock Equity-Liquidity Complex.
Interested Directors[4]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	144 RICs consisting of 333 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	144 RICs consisting of 333 Portfolios	None

[4]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Interested Directors of the BlackRock Closed-End Complex serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

94	ANNUAL REPORT	APRIL 30, 2014

Officers and Directors (concluded)

Name, Address and Year of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock, Inc. since 2010; Director of BlackRock, Inc. from 2008 to 2009; Head of Americas Product Development for BlackRock since 2013, Head of Product Development and Management for BlackRock’s U.S. Retail Group 2009 to 2013 and Co-head thereof from 2007 to 2009; Vice President of BlackRock, Inc. from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised Funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ahn 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012.
[1] Officers of the Funds serve at the pleasure of the Board.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[3] New York, NY 10286 State Street Bank and Trust Company[4] Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agent Citigroup Global Markets Inc.[5] New York, NY 10179	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Liquidity Provider Citibank, N.A.[5] New York, NY 10179
[3]	For MUA, MHD, MUH, MUS and MVT.
[4]	For MEN and MUI.
[5]	For MEN.

Effective June 6, 2014, Brian Kindelan resigned as Chief Compliance Officer and Anti-Money Laundering Officer of the Funds and Charles Park became Chief Compliance Officer and Anti-Money Laundering Officer of the Funds. Mr. Park joined BlackRock in 2009 and is the current Chief Compliance Officer of BlackRock’s iShares exchange traded funds.

ANNUAL REPORT	APRIL 30, 2014	95

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

96	ANNUAL REPORT	APRIL 30, 2014

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

ANNUAL REPORT	APRIL 30, 2014	97

Additional Information (continued)

General Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

98	ANNUAL REPORT	APRIL 30, 2014

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2014	99

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Certain of the Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI7-4/14AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni Intermediate Duration Fund, Inc.	$38,263	$38,263	$0	$3,000	$20,100	$20,100	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Muni Intermediate Duration Fund, Inc.	$20,100	$20,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2, 865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a)	The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

James T. Flynn

W. Carl Kester

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous
Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2014.

(a)(1)	The registrant is managed by a team of investment professionals comprised of Timothy Browse, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and selection of its investments. Messrs. Browse, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2008, 2006 and 2006, respectively.

Portfolio Manager	Biography
Timothy Browse	Director of BlackRock since 2008; Vice President of BlackRock from 2006 to 2007; Vice President of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2004 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2014:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Browse	11	0	0	0	0	0
	$2.37 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$24.65 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$24.65 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc. its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

  (a)(3) As of April 30, 2014:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2014.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in

BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

        Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other compensation benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

        Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2014.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Timothy Browse	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Muni Intermediate Duration Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 1, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 1, 2014

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Muni Intermediate Duration Fund, Inc.

Date: July 1, 2014